Filed with the Securities and Exchange Commission on January 15, 2016

File No. 33-21844

File No. 811-05555

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 72	☒

(Check appropriate box or boxes)

Sanford C. Bernstein Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: 1-212-756-4097

Emilie D. Wrapp, Esq.

AllianceBernstein L.P.

New York, New York 10105

(Name and address of agent for service)

Copy to:

Margery K. Neale, Esq.

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post effective amendment.

Title of Securities Being Registered: Shares of common stock, par value $0.001 per share.

PROSPECTUS   |   JANUARY 15, 2016

Sanford C. Bernstein Fund, Inc.

Non-U.S. Stock Portfolios (Class Offered—Exchange Ticker Symbol)	Fixed-Income Taxable Portfolios (Class Offered—Exchange Ticker Symbol)
International Portfolio (International Class–SIMTX)	Short Duration Portfolios

Tax-Managed International Portfolio (Tax-Managed International Class–SNIVX)	U.S. Government Short Duration Portfolio (U.S. Government Short Duration Class–SNGSX)

Emerging Markets Portfolio (Emerging Markets Class–SNEMX)	Short Duration Plus Portfolio (Short Duration Plus Class–SNSDX)

Intermediate Duration Portfolio

Fixed-Income Municipal Portfolios (Class Offered—Exchange Ticker Symbol)	Intermediate Duration Portfolio (Intermediate Duration Class–SNIDX)
Short Duration Portfolios	Overlay Portfolios (Classes Offered—Exchange Ticker Symbol)

Short Duration New York Municipal Portfolio (Short Duration New York Municipal Class–SDNYX)	Overlay A Portfolio (Class 1–SAOOX; Class 2–SAOTX)

Short Duration California Municipal Portfolio (Short Duration California Municipal Class–SDCMX)	Tax-Aware Overlay A Portfolio (Class 1–SATOX; Class 2–SATTX)

Short Duration Diversified Municipal Portfolio (Short Duration Diversified Municipal Class–SDDMX)	Overlay B Portfolio (Class 1–SBOOX; Class 2–SBOTX)

Intermediate Duration Portfolios	Tax-Aware Overlay B Portfolio (Class 1–SBTOX; Class 2–SBTTX)

New York Municipal Portfolio (New York Municipal Class–SNNYX)	Tax-Aware Overlay C Portfolio (Class 1–SCTOX; Class 2–SCTTX)

California Municipal Portfolio (California Municipal Class–SNCAX)	Tax-Aware Overlay N Portfolio (Class 1–SNTOX; Class 2–SNTTX)

Diversified Municipal Portfolio (Diversified Municipal Class–SNDPX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

NON-U.S. STOCK PORTFOLIOS

International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

International Class
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.01%
Other Expenses	0.05%

Total Other Expenses	0.31%

Total Annual Portfolio Operating Expenses	1.21%

Fee Waiver and/or Expense Reimbursement(a)	(0.01)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.20%

(a)	The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through January 15, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20% of average daily net assets for International Class shares. This contractual agreement may be terminated by the Board of Directors of Sanford C. Bernstein Fund, Inc. at its discretion prior to the expiration date.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

International Class
After 1 Year	$122
After 3 Years	$383
After 5 Years	$664
After 10 Years	$1,465

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges, although the Manager expects to invest primarily in large- and mid-sized capitalization companies. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio is managed without regard to tax considerations.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 22.17%, 2nd quarter, 2009; and Worst Quarter was down -24.89%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
International Class	Return Before Taxes	3.06%	1.35%	-0.19%

	Return After Taxes on Distributions	2.84%	1.14%	-0.74%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.15%	1.23%	0.39%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		-0.81%	3.60%	3.03%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $10,000. There is no minimum amount for subsequent investments in the same Portfolio. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Managed International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Tax-Managed International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Tax-Managed International Class
Management Fees	0.87%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.00%	(a)
Other Expenses	0.04%

Total Other Expenses	0.29%

Total Portfolio Operating Expenses	1.16%

(a)	Less than 0.01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Tax-Managed International Class
After 1 Year	$118
After 3 Years	$368
After 5 Years	$638
After 10 Years	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges, although the Manager expects to invest primarily in large- and mid-sized capitalization companies. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and

Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Tax-Managed International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 21.82%, 2nd quarter, 2009; and Worst Quarter was down -25.05%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Tax-Managed International Class	Return Before Taxes	3.18%	1.49%	-0.19%

	Return After Taxes on Distributions	2.92%	1.25%	-0.65%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.19%	1.34%	0.45%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		-0.81%	3.60%	3.03%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $10,000. There is no minimum amount for subsequent investments in the same Portfolio. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Emerging Markets Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Emerging Markets Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Emerging Markets Class
Management Fees	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.02%
Other Expenses	0.07%

Total Other Expenses	0.34%

Total Portfolio Operating Expenses	1.49%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Emerging Markets Class
After 1 Year	$152
After 3 Years	$471
After 5 Years	$813
After 10 Years	$1,779

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Vietnam.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Emerging Markets Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 35.83%, 2nd quarter, 2009; and Worst Quarter was down -32.15%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Emerging Markets Class	Return Before Taxes	-14.35%	-5.29%	2.18%

	Return After Taxes on Distributions	-14.64%	-5.54%	1.41%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-7.50%	-3.57%	2.51%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		-14.92%	-4.81%	3.61%

*	Return information includes the portfolio transaction fees that were eliminated on February 2, 2015.

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Henry D’Auria	Since 2012	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $5,000. There is no minimum amount for subsequent investments in the same Portfolio. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS

Short Duration Portfolios

Short Duration New York Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration New York Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration New York Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.03%
Other Expenses	0.12%

Total Other Expenses	0.25%

Total Portfolio Operating Expenses	0.70%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration New York Municipal Class
After 1 Year	$72
After 3 Years	$224
After 5 Years	$390
After 10 Years	$871

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration New York Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.52%, 1st quarter, 2008; and Worst Quarter was down -0.67%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Short Duration New York Municipal Class	Return Before Taxes	0.22%	0.76%	1.68%

	Return After Taxes on Distributions	0.19%	0.72%	1.65%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.23%	0.70%	1.64%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.61%	0.88%	2.11%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration California Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration California Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.06%
Other Expenses	0.22%

Total Other Expenses	0.38%

Total Portfolio Operating Expenses	0.83%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration California Municipal Class
After 1 Year	$85
After 3 Years	$265
After 5 Years	$460
After 10 Years	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.56%, 1st quarter, 2008; and Worst Quarter was down -0.83%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Short Duration California Municipal Class	Return Before Taxes	-0.23%	0.48%	1.56%

	Return After Taxes on Distributions	-0.30%	0.42%	1.50%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.10%	0.44%	1.51%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.61%	0.88%	2.11%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration Diversified Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration Diversified Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.01%
Other Expenses	0.07%

Total Other Expenses	0.18%

Total Portfolio Operating Expenses	0.63%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Diversified Municipal Class
After 1 Year	$64
After 3 Years	$202
After 5 Years	$351
After 10 Years	$786

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.35%, 1st quarter, 2008; and Worst Quarter was down -0.65%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Short Duration Diversified Municipal Class	Return Before Taxes	0.30%	0.76%	1.75%

	Return After Taxes on Distributions	0.27%	0.71%	1.71%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.30%	0.71%	1.69%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.61%	0.88%	2.11%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS

Intermediate Duration Portfolios

New York Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

New York Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	New York Municipal Class
Municipal Class
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.61%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

New York Municipal Class
After 1 Year	$62
After 3 Years	$195
After 5 Years	$340
After 10 Years	$762

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s New York Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.58%, 3rd quarter, 2009; and Worst Quarter was down -2.39%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
New York Municipal Class	Return Before Taxes	2.40%	2.88%	3.36%

	Return After Taxes on Distributions	2.40%	2.87%	3.34%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.39%	2.85%	3.30%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

California Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	California Municipal Class
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.04%

Total Other Expenses	0.14%

Total Portfolio Operating Expenses	0.63%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

California Municipal Class
After 1 Year	$64
After 3 Years	$202
After 5 Years	$351
After 10 Years	$786

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 5.03%, 3rd quarter, 2009; and Worst Quarter was down -2.53%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
California Municipal Class	Return Before Taxes	2.01%	2.98%	3.36%

	Return After Taxes on Distributions	2.00%	2.97%	3.33%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.09%	2.90%	3.29%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Diversified Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Diversified Municipal Class
Management Fees	0.42%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.55%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Diversified Municipal Class
After 1 Year	$56
After 3 Years	$176
After 5 Years	$307
After 10 Years	$689

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.06%, 3rd quarter, 2009; and Worst Quarter was down -2.09%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Diversified Municipal Class	Return Before Taxes	2.01%	2.97%	3.42%

	Return After Taxes on Distributions	2.00%	2.94%	3.39%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.02%	2.87%	3.31%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS

Short Duration Portfolios

U.S. Government Short Duration Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

U.S. Government Short Duration Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

U.S. Government Short Duration Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.05%
Other Expenses	0.24%

Total Other Expenses	0.39%

Total Portfolio Operating Expenses	0.84%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

U.S. Government Short Duration Class
After 1 Year	$86
After 3 Years	$268
After 5 Years	$466
After 10 Years	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“S&P”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Service, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•	No Government Guarantee: Investments in the Portfolio are not insured by the U.S. Government.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the U.S. Government Short Duration Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.07%, 1st quarter, 2008; and Worst Quarter was down -0.79%, 2nd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
U.S. Government Short Duration Class	Return Before Taxes	-0.34%	0.14%	1.79%

	Return After Taxes on Distributions	-0.47%	-0.10%	1.17%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.20%	0.04%	1.17%
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.54%	0.70%	2.42%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Jon P. Denfeld	Since 2008	Vice President of the Manager

Shawn E. Keegan	Since 2005	Senior Vice President of the Manager

Douglas J. Peebles	Since 2009	Senior Vice President of the Manager

Greg J. Wilensky	Since 2009	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration Plus Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration Plus Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration Plus Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.01%
Other Expenses	0.08%

Total Other Expenses	0.19%

Total Portfolio Operating Expenses	0.64%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Plus Class
After 1 Year	$65
After 3 Years	$205
After 5 Years	$357
After 10 Years	$798

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Short Duration Plus Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.40%, 3rd quarter, 2009; and Worst Quarter was down -1.63%, 1st quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Short Duration Plus Class	Return Before Taxes	0.18%	0.48%	1.63%

	Return After Taxes on Distributions	-0.12%	0.13%	0.84%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.10%	0.23%	0.97%
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.54%	0.70%	2.42%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael S. Canter	Since 2016	Senior Vice President of the Manager

Jon P. Denfeld	Since 2008	Vice President of the Manager

Shawn E. Keegan	Since 2005	Senior Vice President of the Manager

Greg J. Wilensky	Since 2009	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS

Intermediate Duration Portfolio

Intermediate Duration Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Intermediate Duration Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Intermediate Duration Class
Management Fees	0.46%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.59%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Intermediate Duration Class
After 1 Year	$60
After 3 Years	$189
After 5 Years	$329
After 10 Years	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 249% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Intermediate Duration Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 7.09%, 3rd quarter, 2009; and Worst Quarter was down -3.66%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Intermediate Duration Class	Return Before Taxes	0.32%	3.31%	4.70%

	Return After Taxes on Distributions	-1.33%	1.71%	2.98%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.36%	1.98%	3.02%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		0.55%	3.25%	4.51%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael S. Canter	Since 2016	Senior Vice President of the Manager

Paul J. DeNoon	Since 2009	Senior Vice President of the Manager

Shawn E. Keegan	Since 2005	Senior Vice President of the Manager

Douglas J. Peebles	Since 2007	Senior Vice President of the Manager

Greg J. Wilensky	Since 2005	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERLAY PORTFOLIOS

Overlay A Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Overlay A Portfolio (“Portfolio”) is to manage the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.20%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.04%	0.04%

Total Other Expenses	0.25%	0.05%

Acquired Fund Fees and Expenses	0.25%	0.25%

Total Annual Portfolio Operating Expenses	1.40%	1.20%

Fee Waiver/Expense Reimbursement(a)	(0.24)%	(0.24)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement(b)	1.16%	0.96%

(a)	The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to fully offset all fees and expenses related to the Portfolio’s investment in other registered funds advised by the Manager. This contractual waiver extends for two years from the date the Portfolio first makes investments in such other funds.

(b)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$118	$98
After 3 Years	$395	$332
After 5 Years	$719	$612
After 10 Years	$1,637	$1,411

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.

The Portfolio will obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Manager. Equity securities will generally be common stocks, but may also include preferred stock, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Portfolio may obtain fixed-income exposure principally through derivatives but may also invest directly in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 7.72%, 1st quarter, 2012; and Worst Quarter was down -7.35%, 2nd quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	-1.38%	4.59%	6.60%

	Return After Taxes on Distributions	-2.39%	3.52%	5.59%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.06%	3.44%	5.07%
Class 2	Return Before Taxes	-1.18%	4.79%	6.81%
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)		1.38%	12.57%	14.23%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		0.34%	8.18%	10.08%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		-1.66%	6.94%	9.14%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Barclays U.S. Aggregate, 10% Barclays Global Aggregate (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 47.6% S&P 500 Stock Index, 17% MSCI EAFE Index, 3.4% MSCI Emerging Markets Index, 12% FTSE EPRA/NAREIT Developed Index, and 20% Barclays U.S. Aggregate Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay A Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay A Portfolio (“Portfolio”) is to manage the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.20%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.03%		0.03%

Total Other Expenses	0.23%		0.03%

Acquired Fund Fees and Expenses	0.24%		0.24%

Total Annual Portfolio Operating Expenses	1.37%		1.17%

Fee Waiver/ Expense Reimbursement(b)	(0.23)%		(0.23)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement(c)	1.14%		0.94%

(a)	Less than .01%.

(b)	The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to fully offset all fees and expenses related to the Portfolio’s investment in other registered funds advised by the Manager. This contractual waiver extends for two years from the date the Portfolio first makes investments in such other funds.

(c)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$116	$96
After 3 Years	$387	$325
After 5 Years	$705	$598
After 10 Years	$1,605	$1,378

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time by managing the impact of portfolio turnover. Income earned by the Portfolio may be taxable.

The Portfolio will obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Manager. Equity securities will generally be common stocks, but may also include preferred stock, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Portfolio may obtain fixed-income exposure through derivatives but may also invest directly in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the

Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks.

At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 8.38%, 1st quarter, 2012; and Worst Quarter was down -9.28%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	-1.11%	4.10%	6.46%

	Return After Taxes on Distributions	-2.08%	3.45%	5.85%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.17%	3.21%	5.13%
Class 2	Return Before Taxes	-0.88%	4.30%	6.67%
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)		1.38%	12.57%	14.23%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		0.66%	8.37%	9.95%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		-1.65%	6.93%	9.14%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Barclays U.S. Aggregate. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 56% S&P 500 Stock Index, 20% MSCI EAFE Index, 4% MSCI Emerging Markets Index, and 20% Barclays 1-10 Year Municipal Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Overlay B Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Overlay B Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.06%	0.06%

Total Other Expenses	0.22%	0.07%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Portfolio Operating Expenses(a)	0.89%	0.74%

(a)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$91	$76
After 3 Years	$284	$237
After 5 Years	$493	$411
After 10 Years	$1,096	$918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 226% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to fixed-income securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.

The Portfolio may obtain fixed-income exposure by investing in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities, and derivatives. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. Many types of securities may be purchased by the Portfolio, including corporate bonds, government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest without limit in U.S. Dollar denominated foreign fixed-income securities, in each case in developed or emerging-market countries.

The Portfolio’s fixed-income securities will primarily be investment grade debt securities, but may also include high yield securities and preferred stock. High yield securities are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.

The Portfolio may obtain equity exposure principally through derivatives, but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager also may use ETFs, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.19%, 1st quarter, 2012; and Worst Quarter was down -2.48%, 3rd quarter, 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	-1.46%	3.32%	4.46%

	Return After Taxes on Distributions	-1.79%	1.88%	3.06%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.55%	2.10%	3.03%
Class 2	Return Before Taxes	-1.26%	3.49%	4.62%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		1.02%	3.87%	3.88%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		0.59%	5.21%	6.11%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		-0.30%	4.61%	5.60%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Barclays U.S. TIPS 1-10 Year, 29.75% Barclays U.S. Aggregate, 29.75% Barclays Global Aggregate Bond (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 18.9% S&P 500 Stock Index, 6.75% MSCI EAFE Index, 1.35% MSCI Emerging Markets Index, 3% FTSE EPRA/NAREIT Developed Real Estate Index, and 70% Barclays U.S. Aggregate Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay B Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay B Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.15%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.04%		0.04%

Total Other Expenses	0.19%		0.04%

Acquired Fund Fees and Expenses	0.02%		0.02%

Total Annual Portfolio Operating Expenses(b)	0.86%		0.71%

(a)	Less than .01%.

(b)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$88	$73
After 3 Years	$274	$227
After 5 Years	$477	$395
After 10 Years	$1,061	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

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Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

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Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

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Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.64%, 1st quarter, 2012; and Worst Quarter was down -2.8%, 2nd quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	0.63%	3.61%	4.54%

	Return After Taxes on Distributions	0.50%	2.92%	3.82%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.86%	2.79%	3.52%
Class 2	Return Before Taxes	0.82%	3.78%	4.70%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	2.90%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.92%	5.47%	5.95%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.17%	5.03%	5.73%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1-10 Year, 56% Barclays 1-10 Year Municipal Bond. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay C Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay C Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.15%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.08%		0.08%

Total Other Expenses	0.23%		0.08%

Acquired Fund Fees and Expenses	0.02%		0.02%

Total Annual Portfolio Operating Expenses(b)	0.90%		0.75%

(a)	Less than .01%.

(b)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$92	$77
After 3 Years	$287	$240
After 5 Years	$498	$417
After 10 Years	$1,108	$930

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to California municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

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Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest in a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

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Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

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Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.85%, 1st quarter, 2012; and Worst Quarter was down -2.87%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	0.37%	3.49%	4.43%

	Return After Taxes on Distributions	0.16%	2.79%	3.68%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.79%	2.67%	3.41%
Class 2	Return Before Taxes	0.66%	3.66%	4.59%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	2.90%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.92%	5.47%	5.95%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.17%	5.03%	5.73%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1-10 Year, 56% Barclays 1-10 Year Municipal Bond. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay N Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay N Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.08%	0.08%

Total Other Expenses	0.24%	0.09%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Portfolio Operating Expenses(a)	0.91%	0.76%

(a)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$93	$78
After 3 Years	$290	$243
After 5 Years	$504	$422
After 10 Years	$1,120	$942

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment. The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to manage the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to New York municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other AB Mutual Funds, including the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

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Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

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Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

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Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

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Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

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Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

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Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolio may involve frequent and active trading. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.68%, 1st quarter, 2012; and Worst Quarter was down -2.97%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	Since Inception*
Class 1**	Return Before Taxes	0.53%	3.49%	4.41%

	Return After Taxes on Distributions	0.37%	2.78%	3.65%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.89%	2.67%	3.39%
Class 2	Return Before Taxes	0.72%	3.64%	4.57%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	2.90%
Composite Benchmark*** (prior to January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.92%	5.47%	5.95%
Composite Benchmark*** (as of January 1, 2016) (reflects no deduction for fees, expenses, or taxes)		1.17%	5.03%	5.73%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1-10 Year, 56% Barclays 1-10 Year Municipal Bond. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index. The Manager believes that the change in the composition of the Composite Index better corresponds to the exposure of the Portfolio.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since 2010	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT PROCESSES

This section contains additional information about the Portfolios’ investment processes and certain principal risks. This Prospectus refers to Alliance Bernstein L.P. as the “Manager” and shareholders of the Portfolios as “you.” All percentage limitations described below are measured immediately after the relevant transaction is made.

Overlay Portfolios

The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The board of directors of Sanford C. Bernstein Fund, Inc. does not oversee the investment management services provided by Bernstein directly to private clients. The Overlay Portfolios are NOT designed to be used as stand-alone investments.

Each Overlay Portfolio may access a wide range of asset class exposures to alter the near-term expected risk and reward of a representative investor’s overall asset allocation strategy—one that includes an investment in the Overlay Portfolios and a diversified portfolio of stocks and bonds held through Bernstein. Each of the Overlay A and Tax-Aware Overlay A Portfolios is designed to complement an equity-oriented asset allocation managed by Bernstein, and each of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is designed to complement a fixed-income-oriented asset allocation managed by Bernstein. Combinations of the various Overlay Portfolios can be used to suit a variety of intermediate asset allocations.

Investors in the Overlay Portfolios will experience short-term market fluctuations and should have a long-term investment horizon. Investors should evaluate the Overlay Portfolios’ risk in combination with their other Bernstein investments when selecting an Overlay Portfolio. Each Overlay Portfolio may not achieve its goal and is not intended as a complete investment program.

Asset Allocation Overlay. The Manager will employ its risk/return tools and research insights to implement adjustments to the Overlay Portfolios’ asset class exposures, and thereby those within an investor’s Bernstein account, as market and economic conditions change. For example, the Manager may employ derivatives to increase (by taking a long position) or decrease (by taking a short position) exposures to certain asset classes created by its direct investments or to provide market exposure to certain asset classes not held in the Overlay Portfolios. The Overlay Portfolios intend to use derivatives to reduce risk or to seek enhanced returns from certain asset classes as well as to leverage their exposure to certain asset classes. The Overlay Portfolios may maintain a significant percentage of their assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Overlay Portfolios’ obligations under derivative transactions. The Manager may use investments in other AB Mutual Funds, exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out an Overlay Portfolio’s investment strategies.

Direct Investment. The Overlay Portfolios may invest in a diversified portfolio of securities and other financial instruments that provide exposure to a variety of asset classes, including: fixed-income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies, commodities and real estate. In addition, the Overlay Portfolios will generally invest a portion of their uncommitted cash balances in derivatives to expose that portion of the Overlay Portfolio to the fixed-income and/or equity markets.

Investments in Other Funds. The Overlay Portfolios expect to invest in other funds (such as other AB Mutual Funds or ETFs) to gain exposure to certain asset classes.

Fixed-Income Instrument Selection: To identify attractive bonds for the Overlay Portfolios, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

Many types of debt securities may be purchased by the Overlay Portfolios, including corporate bonds, notes, U.S. Government and agency securities, municipal securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, and foreign securities in developed or emerging-market countries.

Each Overlay Portfolio may invest in fixed-income securities rated below investment grade (BB or below) by national rating agencies (high yield bonds). High yield bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty. No more than 5% of an Overlay Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

Equity Security Selection: In managing the Overlay Portfolios, the Manager may diversify the direct equity component across multiple investment disciplines as well as capitalization ranges.

The Manager relies on both fundamental and quantitative research to manage both risk and return for the Overlay Portfolios. The research analyses that support buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Overlay Portfolios’ direct equity investments will be comprised primarily of common stocks but the Overlay Portfolios may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored

ADRs and GDRs. The Overlay Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Overlay Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Overlay Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The Overlay Portfolios expect to invest in other funds (such as other AB Mutual Funds or ETFs) to gain exposure to certain asset classes. The Overlay Portfolios may also make investments in less developed or emerging equity markets. See “Additional Investment Information, Special Investment Techniques and Related Risks—Foreign Currency Transactions” for more information about currency trading in the Overlay Portfolios.

Additional Strategies Applicable to the Tax-Aware Overlay Portfolios

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Tax-Aware Overlay Portfolios. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on such Portfolios’ shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in each such Portfolio with the highest cost basis. The Manager may monitor the length of time such Portfolios have held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. In addition, the Tax-Aware Overlay Portfolios will generally maintain a larger exposure to municipal obligations than the other Portfolios. The use of derivatives will generate taxable income for the Tax-Aware Overlay Portfolios, which may compromise the Manager’s ability to minimize the tax impact of the Tax-Aware Overlay Portfolios’ investment strategies. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Tax-Aware Overlay Portfolios.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ investments and strategies, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio’s investment practices and additional information about each Portfolio’s risks and investments can be found in the Portfolios’ Statement of Additional Information (“SAI”).

Interest Only/Principal Only Securities

The Fixed-Income Portfolios and Overlay Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.”

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio’s Board of Directors (the “Board”); all other IOs and POs will be considered illiquid (see discussion of Illiquid Securities below).

Obligations of Supranational Agencies

The Fixed-Income Portfolios and Overlay Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in variable rate demand notes (“VRDNs”) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level. The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor and may be subject to a “cap.”

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in “inverse floaters,” which are securities with two variable components that, when combined, result in a fixed interest rate. The “auction component” typically pays an interest rate that is reset periodically through an auction process, while the “residual component” pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters that represent the residual component tend to decrease more rapidly during periods of increasing interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Municipal Portfolios, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody’s, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody’s, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration, however, the Portfolios are not required to dispose of such downgraded securities. The Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies. The Intermediate Duration Portfolio and the Overlay Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody’s or BB, B or CCC by S&P and Fitch.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities, including by increasing interest rates. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, a Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Municipal Securities

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades in their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Short Duration New York Municipal Portfolio’s, the New York Municipal Portfolio’s and the Tax-Aware Overlay N Portfolio’s investments are in New York State’s municipal securities. Thus, the Portfolios may be more vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Most of the Short Duration California Municipal Portfolio’s, the California Municipal Portfolio’s and the Tax-Aware Overlay C Portfolio’s investments are in California municipal securities. Thus, the Portfolios may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. To the extent the Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax-Aware Overlay B Portfolio invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. A Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt, which caused Puerto Rico municipal securities to drop in value. In early August 2015, Puerto Rico failed to pay certain debts. The Commonwealth undertook extraordinary measures to avoid an additional default on December 1, 2015. However, the Governor explained on that day that unless its debt is restructured Puerto Rico would be unable to pay its obligations in January 2016. If issuers of Puerto Rico municipal securities held by a Portfolio default on their obligations, the Portfolio may lose the value of those investments.

Investment in Exchange-Traded Funds and Other Investment Companies

Certain Portfolios may invest in ETFs, and the Overlay Portfolios may invest to a significant extent in shares of other AB Mutual Funds or in ETFs, in each case subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) or any applicable rules, exemptive orders or regulatory guidance.

ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Overlay Portfolios expect to invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios’ expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act and the Overlay Portfolios intend to invest from time to time in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. In addition, the Overlay A Portfolio and Tax-Aware Overlay A Portfolio intend to invest from time to time in the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio of Sanford C. Bernstein Fund, Inc. and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of Bernstein Fund, Inc.

The Manager has contractually agreed to waive its fees and/or reimburse expenses of each of the Overlay Portfolios in order to fully offset all fees and expenses related to an Overlay Portfolio’s investment in other AB Mutual Funds. This contractual waiver extends for two years from the date the Overlay Portfolio first makes investments in such other funds.

Descriptions of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are contained in this Prospectus, as well as the SAI for the Portfolios. Brief descriptions of each of the Multi-Asset Real Return Portfolio, International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio follow. Additional details are available in the prospectus and SAI for the AB Pooling Portfolios, and Bernstein Fund, Inc., as applicable. You may request a free copy of the prospectus and/or SAI of these funds by contacting your Financial Advisor.

AB Pooling Portfolios

AB Multi-Asset Real Return Portfolio (“Multi-Asset Pooling Portfolio”) has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Multi-Asset Pooling Portfolio pursues an investment strategy involving a variety of asset classes that the Manager expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Multi-Asset Pooling Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies.

The Multi-Asset Pooling Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Multi-Asset Pooling Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Multi-Asset Pooling Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.

Bernstein Fund, Inc.

The International Strategic Equities Portfolio (“Strategic Equities Portfolio”) of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The Strategic Equities Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). The Manager will invest the assets of the Strategic Equities Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex-US Index, which includes both developed and emerging market countries. The Manager expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex-US Index and may invest in issuers in countries outside of the MSCI ACWI ex-US Index. Under normal circumstances, the Manager will invest in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. The Strategic Equities Portfolio may, at times, invest significantly in emerging markets.

The Strategic Equities Portfolio may also invest in ETFs and other investment companies from time to time. The Strategic

Equities Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps.

The Manager will generally seek to employ currency hedging strategies, including the use of currency-related derivatives, to reduce currency risk in the Strategic Equities Portfolio, but is not required to do so.

The International Small Cap Portfolio of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The International Small Cap Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. The Manager will invest the assets of the International Small Cap Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets will be invested in companies located outside of the United States. Under normal circumstances, the Manager will invest in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. The International Small Cap Portfolio may invest in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The International Small Cap Portfolio may also invest in ETFs and other investment companies from time to time. The International Small Cap Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps. The Manager will generally seek to employ currency hedging strategies, including the use of currency-related derivatives, to reduce currency risk in the International Small Cap Portfolio, but is not required to do so.

The Small Cap Core Portfolio of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The Small Cap Core Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. The Manager will invest the assets of the Small Cap Core Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S.

The Small Cap Core Portfolio may also invest in ETFs and other investment companies from time to time. The Small Cap Core Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps.

Bank Loan Debt

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolios’ investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. The Manager will monitor the liquidity of each Portfolio’s Rule 144A portfolio securities. Each Portfolio monitors the portion of the Portfolio’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Foreign (Non-U.S.) Securities

The equity securities in which the Non-U.S. Stock Portfolios and the Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or other U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Other foreign investment risks include:

•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement and clearance practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

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increased government intervention in markets resulting in artificially inflated prices or demand for securities, and increased risk of loss and heightened volatility if the intervention is unsuccessful or discontinued

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union (“EU”) and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.

Emerging Markets Securities Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Derivatives

Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Each Overlay Portfolio intends to use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in the Manager’s judgment, this represents the most effective response to current or anticipated market conditions. There are four principal types of derivatives— options, futures contracts, forward contracts and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions, where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of a Portfolio to invest or remain invested in derivatives.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s non-leveraged investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

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Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or asset to an agreed-upon location (rather than settled by cash), rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios’ investments in forward contracts may include the following:

–	Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. The Non-U.S. Stock Portfolios and Overlay Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–	Options on Foreign Currencies. The Portfolios may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Non-U.S. Stock Portfolios and the Overlay Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–	Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Non-U.S. Stock Portfolios and the Fixed-Income Portfolios will write only covered options on securities, which means writing an option for securities the Portfolio owns. None of the Non-U.S. Stock Portfolios or Fixed-Income Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

–	A Portfolio may write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declined below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

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Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, other than as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing, and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the Commodity Futures Trading Commission (“CFTC”) or the SEC, depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. Payments received by a Fixed-Income Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

–	Currency Swaps. The Non-U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Intermediate Duration Institutional Portfolio and the Overlay Portfolios may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

–	Total Return Swaps. A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Portfolio enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Portfolio will receive or make a payment to the counterparty.

–	Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.

A Portfolio will enter into bilateral interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization (“NRSRO”) at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

Each Fixed-Income Municipal Intermediate Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or a spread on a particular investment or a portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate Duration Portfolios do not intend to use these transactions in a speculative manner.

Inflation (CPI) Swaps. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

A Portfolio will enter into bilateral credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared credit default swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no NRSRO prescribed rating requirements for these entities.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Other Derivatives and Strategies

–	Currency Transactions. The Non-U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Synthetic Foreign Equity Securities. The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to more liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Commodity-Linked Derivative Instruments

The Overlay Portfolios may invest in commodity-linked derivatives such as commodity-linked structured notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Manager may seek to provide exposure to various commodities and commodity sectors.

The Overlay Portfolios may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolios economically to movements in commodity prices.

The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Structured Products

A Portfolio may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities. commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product, including any counterparty risk.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

None of the Non-U.S. Stock Portfolios or the Fixed Income Portfolios will invest more than 20% of its total assets in structured products.

Real Estate Investment Trusts

The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases or sales on a “when-issued”, “delayed delivery” or “to be announced” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Repurchase Agreements and Buy/Sell Back Transactions

Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer’s money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Short Sales

The Non-U.S. Stock Portfolios, the Short Duration New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Overlay Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Non-U.S. Stock Portfolios, the Short Duration New York Municipal Portfolio, the Short Duration California Municipal Portfolio and the Short Duration Diversified Municipal Portfolio may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of an unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls

Each of the Fixed-Income Portfolios and the Overlay Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios and the Overlay Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. When a Portfolio engages in a dollar roll, it is exposed to loss both on the investment of the cash proceeds of the sale and on the securities it has agreed to purchase.

Mortgage Related Securities

Each of the Fixed-Income Taxable Portfolios and the Overlay Portfolios may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Certain CMBS are issued in several classes with different levels of yield and credit protection. A Portfolio’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

No Government Guarantee

Investments in the Portfolios are not insured by the U.S. Government.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are backed by the United States while securities issued by Freddie Mac and Fannie Mae are backed only by the credit of Freddie Mac and Fannie Mae, respectively. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

On September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The U.S. Government also took steps to provide additional financial support to Freddie Mac and Fannie Mae, although there is no assurance that it will do so in the future. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody’s or BB and lower by S&P and Fitch (commonly known as “junk bonds”), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio’s securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio’s objective and policies.

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio’s assets, including the proceeds of the borrowing. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the net asset value of a Portfolio’s shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio’s shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio’s investment portfolio, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. If a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions or it did not have enough cash available to pay principal or interest or meet additional collateral requirements, it could be necessary for the Portfolio to liquidate certain of its investments thereby potentially reducing the net asset value of a Portfolio’s shares. A Portfolio may reduce the degree to which it is leveraged by repaying amounts borrowed.

Non-Diversified Status

Each of the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, New York Municipal Portfolio and California Municipal Portfolio (the “State Portfolios”) is a “non-diversified” investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Portfolios’ SAI provides specific information about the state in which a Portfolio invests.

Future Developments

A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

The Portfolios’ SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.

Temporary Defensive Positions

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers, or may hold cash.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio’s investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required

A fundamental investment policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, the investment objectives and all other investment policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment Policies and Limitations Apply at Time of Purchase Only

Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Summary Information section as well as the Financial Highlights section. Certain Portfolios’ investment strategies may result in high portfolio turnover. Some or all of the strategies utilized by the Overlay Portfolios may involve frequent and active trading. The other Portfolios generally buy portfolio securities with the intention of holding them for investment.

However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading may increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by a Portfolio and its shareholders.

Additional Risks

Cyber Security Risk: As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cyber security incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Manager, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data beaches, data corruption or lose operational functionality.

Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ different styles or strategies.

Operational Risk: Operational risks arise from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The share class(es) offered by the Portfolios through this Prospectus are available to certain private clients and institutional clients of the Manager. For certain Portfolios, different share classes are available to retail investors and offered through separate prospectuses.

Each Portfolio’s NAV is disclosed daily on the Portfolio’s website or through the investor’s online account information at www.bernstein.com and/or by contacting your financial advisor.

HOW TO BUY SHARES

Minimum Investments

Except as otherwise provided, the minimum initial investment is $10,000 with respect to each of the International Portfolios, $5,000 with respect to the Emerging Markets Portfolio and $25,000 with respect to the Fixed-Income Portfolios of the Sanford C. Bernstein Fund, Inc. (“SCB”). Except as otherwise provided, the minimum initial investment in Class 1 shares of the Overlay Portfolios is $25,000, and the minimum initial investment in Class 2 shares of the Overlay Portfolios is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. With respect to the Non-U.S. Stock Portfolios, the Fixed-Income Portfolios and Class 1 of the Overlay Portfolios, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on Bernstein’s opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements:

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initial purchases of shares of the Portfolios (other than the Emerging Markets Portfolio) will be subject to any applicable initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

•	initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $5,000; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Procedures

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on Bernstein’s website at www.bernstein.com. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Portfolio Closing Time may be changed by the Board of the Portfolio in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

Each Fixed-Income Portfolio or Overlay Portfolio may, at its sole option, accept securities as payment for shares if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “How the Portfolios Value Their Shares” below as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Portfolio.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your shares in a Portfolio of SCB (other than Class 2 shares of the Overlay Portfolios) for shares in any other Portfolio of SCB (other than Class 2 shares of the Overlay Portfolios). You may exchange your Class 2 shares in any Overlay Portfolio for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

The exchange privilege is available only in states where the exchange may legally be made. While each Portfolio plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See “Dividends, Distributions and Taxes” below.

HOW TO SELL OR REDEEM SHARES

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Portfolio.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Portfolio’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Portfolio in certain instances. Each Portfolio may waive the requirement that a redemption request must be in writing. Each Portfolio may request further documentation from corporations, executors, administrators, trustees or guardians.

The Manager will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with a Portfolio unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when a Portfolio or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the Portfolio Closing Time will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see “Dividends, Distributions and Taxes” below.

If you are selling shares recently purchased with a check, the Manager may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Restrictions on sales: There may be times during which you may not be able to sell your shares or the Manager may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

Sale in-kind: Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

Automatic sale of your shares—For all Portfolios, including Class 1 shares of the Overlay Portfolios: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000 in a Portfolio, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. The Manager will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares—Class 2 shares of the Overlay Portfolios: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $500,000, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in the Portfolio and close your account. The Manager will not close your account if you increase your account balance to $500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Portfolio’s discretion. For further information, call your Bernstein advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the Portfolio Closing Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Portfolios, through their agent, Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Board has delegated responsibility for valuing each Portfolio’s assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios’ valuation procedures is available in the Portfolios’ SAI.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER

Each Portfolio’s Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2015 totaling approximately $463 billion (of which more than $94 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2015, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 32 registered investment companies managed by the Manager, comprising approximately 140 separate investment portfolios, had as of September 30, 2015 approximately 2.7 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
International	0.85%*	9/30/15
Tax-Managed International	0.82%*	9/30/15
Emerging Markets	1.10%*	9/30/15
Short Duration New York Municipal	0.45%	9/30/15
Short Duration California Municipal	0.45%	9/30/15
Short Duration Diversified Municipal	0.45%	9/30/15
New York Municipal	0.48%	9/30/15
California Municipal	0.49%	9/30/15
Diversified Municipal	0.42%	9/30/15
U. S. Government Short Duration	0.45%	9/30/15
Short Duration Plus	0.45%	9/30/15
Intermediate Duration	0.46%	9/30/15
Overlay A	0.90%	9/30/15
Tax-Aware Overlay A	0.90%	9/30/15
Overlay B	0.65%	9/30/15
Tax-Aware Overlay B	0.65%	9/30/15
Tax-Aware Overlay C	0.65%	9/30/15
Tax-Aware Overlay N	0.65%	9/30/15

*	Fee stated net of any waivers and/or reimbursements. The Manager has agreed to voluntarily waive the annual investment management fees of the Non-U.S. Stock Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. This waiver was effective through October 31, 2015 with respect to the Emerging Markets Portfolio and is effective through October 31, 2016 with respect to the other Non-U.S. Stock Portfolios. Effective November 1, 2015, the Manager has agreed to voluntarily waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the net assets of the Portfolio. This waiver is effective through October 31, 2016 with respect to the Emerging Markets Portfolio.

The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 15, 2017, to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20% for International Class shares with respect to the International Portfolio, 1.20% for Tax-Managed International Class shares with respect to the Tax-Managed International Portfolio, and 1.50% for Emerging Markets Class shares with respect to the Emerging Markets Portfolio.

A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s semi-annual report to shareholders for the fiscal period ended March 31, 2015.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:

The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the International Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sharon E. Fay; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2011. She is also Head of AB Equities since prior to 2011 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2011, and Head of Quantitative Research Equities.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Laurent Saltiel; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager with which he has been associated since prior to 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth.

Karen Sesin; since 2011; Senior Vice President of the Manager	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager, with which she has been associated in a similar capacity to her current position since prior to 2011.

Kevin F. Simms; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2011. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons within the Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Henry D’Auria; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Manager in similar capacities since prior to 2011.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	(See above)

Karen Sesin; since 2011; Senior Vice President of the Manager	(See above)

The day-to-day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since 1999; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.
Fred S. Cohen; since 1994; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Municipal Bond Trading.

R.B. (“Guy”) Davidson III; since 1988; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Municipal Bond Management.

Terrance T. Hults; since 2002; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.

The day-to-day management of, and investment decisions for, the U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio are made by the Manager’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael S. Canter*; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Securitized Assets.

Jon P. Denfeld; since 2008; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2011.

Shawn E. Keegan; since 2005; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.

Douglas J. Peebles**; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Chief Investment Officer and head of AB Fixed Income.

Greg J. Wilensky; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, Director of U.S. Multi-Sector Fixed Income and Director of U.S. Inflation Linked Fixed Income.

*	Mr. Canter is not a portfolio manager of the U.S. Government Short Duration Portfolio as of the date of this Prospectus.

**	Mr. Peebles is not a portfolio manager of the Short Duration Plus Portfolio as of the date of this Prospectus.

The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael S. Canter; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Securitized Assets.

Paul J. DeNoon; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2011, and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Senior Vice President of the Manager	(see above)

Douglas J. Peebles; since 2007; Senior Vice President of the Manager	(see above)

Greg J. Wilensky; since 2005; Senior Vice President of the Manager	(see above)

The day-to-day management of, and investment decisions for each of the Overlay Portfolios are made by the Asset Allocation Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Seth J. Masters; since 2010; Senior Vice President of the Manager	Chief Investment Officer—Bernstein since prior to 2011. Mr. Masters has been associated with the Manager in similar capacities since prior to 2011.

Daniel J. Loewy; since 2010; Senior Vice President of the Manager	Chief Investment Officer and Co-Head—Multi-Asset Solutions Allocation. Mr. Loewy has been associated with the Manager in similar capacities since prior to 2011.

Vadim Zlotnikov; since 2014; Senior Vice President of the Manager	Chief Market Strategist, Co-Head—Multi-Asset Solutions and Chief Investment Officer—Systematic and Index Strategies. Mr. Zlotnikov has been associated with the Manager in similar capacities since prior to 2011.

Alexander Barenboym; since 2014; Senior Vice President of the Manager	Portfolio Manager—Dynamic Asset Allocation. Mr. Barenboym has been associated with the Manager in similar capacities since prior to 2011.

The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

SHAREHOLDER SERVICING FEES

The Manager provides SCB with shareholder servicing services. For these services, the Manager charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio’s average daily assets, each Non-U.S. Stock Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets and each Overlay Portfolio an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Class 1 shares of Overlay A Portfolio and Tax-Aware Overlay A Portfolio). These shareholder services include: providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.

RETIREMENT PLAN SERVICES

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the applicable Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS

Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios and the Overlay Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities) and the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest). The Non-U.S. Stock Portfolios and the Overlay Portfolios may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Based on our investment objectives and strategies, we expect that, in general, the Tax-Aware Overlay Portfolios will distribute less ordinary income dividends than the Overlay A Portfolio and the Overlay B Portfolio.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a maximum rate of 39.6%, and long-term capital gains are taxed at a maximum rate of 15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly), amounts adjusted annually for inflation and 20% for individuals with any income above those amounts that is a long-term capital gain. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in the Fixed-Income Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain “private activity bonds” issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio’s distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Non-U.S. Stock Portfolios, the Overlay Portfolios and the Fixed-Income Portfolios that invest in foreign securities may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) may be eligible for long-term capital gains tax rates, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from the Fixed-Income Portfolios. However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases. If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Non-U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income—treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

A 30% withholding tax is currently imposed on dividends, interest and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax payer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The Short Duration New York Municipal Portfolio and New York Municipal Portfolio provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the Short Duration California Municipal Portfolio and California Municipal Portfolio provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

To a limited extent, the Tax-Aware Overlay N Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. To a limited extent, the Tax-Aware Overlay C Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. Tax-Aware Overlay B Portfolio provides income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts, options on futures contracts, market discount and swap income, as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to alternative minimum tax, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

GLOSSARY OF INVESTMENT TERMS

Barclays U.S. Aggregate Bond Index—Represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. TIPS 1-10 Year Index—The Barclays US TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities market, with maturities between one and ten years.

Barclays 1-10 Year Municipal Bond Index—The Barclays 1-10 Year Municipal Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed tax exempt bond market.

Barclays 5-Year General Obligation Municipal Bond Index—The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following rating agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The GO Bond Index component of the Municipal Bond index. General Obligation classification bonds, excluding insured and prerefunded, are eligible for inclusion in the Barclays 5-year GO Municipal Bond Index. The bonds must have a maturity of greater than 4-years and less than 6-years.

Barclays Global Aggregate Bond Index—Represents the performance of the global investment-grade developed fixed income markets.

Barclays 1-Year Municipal Index—The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following rating agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1-2) component of the Municipal Bond index.

Bloomberg Commodity Index—The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities.

BofA Merrill Lynch 1-3 Year Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Index—The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (REITs) worldwide.

The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index—The FTSE EPRA/NAREIT Global Real Estate Index is designed to track the performance of listed real estate companies and REITS worldwide.

MSCI ACWI Commodity Producers Index—The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 23 Developed Markets and 23 Emerging Markets countries.

MSCI ACWI ex U.S. IMI—The MSCI ACWI ex. U.S. IMI captures large, mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries.

MSCI EAFE Index (Europe, Australasia, Far East)—The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt,

Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Russell 3000—The Russell 3000 measures the performance of the largest 3,000 U.S. public companies representing approximately 98% of the investible U.S. equity market by stock market capitalization.

Standard & Poor’s (S&P) 500 Stock Index—The S&P 500 Stock Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

FINANCIAL HIGHLIGHTS

Financial Highlights	Non-U.S. Stock Portfolios • International Portfolio • Tax-Managed International Portfolio • Emerging Markets Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2015 annual report, which is available upon request.

International Portfolio

	INTERNATIONAL CLASS
	Year Ended September 30,
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$15.86	$15.94		$13.23	$12.36	$15.08

Income From Investment Operations:
Investment income, net†	0.19 ‡	0.35	‡	0.23 ‡	0.23 ‡	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	(0.15)		2.74	0.90	(2.68)
Contributions from Manager	0.00	0.00	©(c)	–0–	–0–	–0–

Total from investment operations	(0.85)	0.20		2.97	1.13	(2.45)

Less Dividends:
Dividends from net investment income	(0.33)	(0.28)		(0.26)	(0.26)	(0.27)

Net asset value, end of period	$14.68	$15.86		$15.94	$13.23	$12.36

Total Return(a)	(5.46)%	1.23%		22.81%	9.32%	(16.61)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,454,581	$1,529,195		$1,599,667	$1,485,757	$1,495,894
Average net assets (000 omitted)	$1,569,703	$1,631,212		$1,523,560	$1,546,251	$2,015,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%+	1.15%		1.15%	1.16%	1.18%
Expenses, before waivers/reimbursements	1.21%+	1.20%		1.20%	1.21%	1.18%
Net investment income	1.21%+‡	2.15	%‡	1.62%‡	1.79%‡	1.50%
Portfolio turnover rate	80%	67%		72%	69%	62%

Tax-Managed International Portfolio

	TAX-MANAGED INTERNATIONAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.93	$16.06	$13.33	$12.46	$15.19

Income From Investment Operations:
Investment income, net†	0.20 ‡	0.37 ‡	0.24 ‡	0.25 ‡	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	(0.18)	2.78	0.91	(2.70)
Contributions from Manager	–0–	0.00 (c)	–0–	–0–	–0–

Total from investment operations	(0.83)	0.19	3.02	1.16	(2.46)

Less Dividends:
Dividends from net investment income	(0.35)	(0.32)	(0.29)	(0.29)	(0.27)

Net asset value, end of period	$14.75	$15.93	$16.06	$13.33	$12.46

Total Return(a)	(5.32)%	1.20%*	23.04%*	9.56%	(16.56)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,565,820	$3,753,170	$3,835,863	$3,446,598	$3,587,820
Average net assets (000 omitted)	$3,748,062	$3,901,952	$3,581,411	$3,598,435	$4,714,049
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%+	1.11%	1.11%	1.11%	1.14%
Expenses, before waivers/reimbursements	1.16%+	1.16%	1.16%	1.16%	1.14%
Net investment income	1.29%+‡	2.25%‡	1.66%‡	1.88%‡	1.54%
Portfolio turnover rate	76%	64%	72%	62%	61%

See Footnote Summary on page 155.

Emerging Markets Portfolio

	EMERGING MARKETS CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.47	$26.95	$26.72	$24.46	$31.40

Income From Investment Operations:
Investment income, net†	0.23 ‡	0.40 ‡	0.32 ‡	0.31 ‡	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.98)	1.35	.16	3.03	(7.10)

Total from investment operations	(4.75)	1.75	0.48	3.34	(6.77)

Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.36)	(0.24)	(0.31)
Distributions from net realized gain on investment transactions	(0.61)	–0–	–0–	(0.94)	–0–

Total dividends and distributions	(0.97)	(0.30)	(0.36)	(1.18)	(0.31)
Portfolio transaction fee	0.02	0.07	0.11	0.10	0.14

Net asset value, end of period	$22.77	$28.47	$26.95	$26.72	$24.46

Total Return(a)(b)	(17.20)%	6.79%	2.17%	14.63%	(22.95)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,110,925	$1,298,583	$1,192,290	$1,239,480	$1,249,690
Average net assets (000 omitted)	$1,279,187	$1,272,134	$1,198,415	$1,303,241	$1,823,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%+	1.44%	1.44%	1.44%	1.45%
Expenses, before waivers/reimbursements	1.49%+	1.49%	1.49%	1.49%	1.45%
Net investment income	0.84%+‡	1.41%‡	1.19%‡	1.19%‡	1.03%
Portfolio turnover rate	54%	53%	45%	55%	57%

See Footnote Summary on page 155.

FINANCIAL HIGHLIGHTS

Financial Highlights

Fixed-Income
Municipal Portfolios

•  Short Duration New York Municipal Portfolio

•  Short Duration California Municipal Portfolio

•  Short Duration Diversified Municipal Portfolio

•  New York Municipal Portfolio

•  California Municipal Portfolio

•  Diversified Municipal Portfolio

The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2015 annual report, which is available upon request.

Short Duration New York Municipal Portfolio

	SHORT DURATION NEW YORK MUNICIPAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.50	$12.47	$12.56	$12.49	$12.53

Income From Investment Operations:
Investment income, net†	0.04	0.04 ‡	0.07 ‡	0.10 ‡	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.05	(0.09)	0.07	(0.04)

Total from investment operations	–0–	0.09	(0.02)	0.17	0.16

Less Dividends:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.10)	(0.20)
Distributions from net realized gain on investment transactions	–0–	(0.02)	–0–	–0–	–0–

Total distributions	(0.04)	(0.06)	(0.07)	(0.10)	(0.20)

Net asset value, end of period	$12.46	$12.50	$12.47	$12.56	$12.49

Total Return(a)	(0.04)%	0.70%	(0.18)%	1.34%	1.28%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$60,212	$91,279	$108,414	$132,909	$158,478
Average net assets (000 omitted)	$74,582	$99,339	$113,185	$148,340	$200,953
Ratio to average net assets of:
Expenses	0.70%+	0.66%	0.66%	0.64%	0.61%
Net investment income	0.28%+	0.30%‡	0.55%‡	0.77%‡	1.61%
Portfolio turnover rate	26%	33%	58%	54%	32%

See Footnote Summary on page 155.

Short Duration California Municipal Portfolio

	SHORT DURATION CALIFORNIA MUNICIPAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.51	$12.52	$12.58	$12.55	$12.62

Income From Investment Operations:
Investment income, net†	0.01	0.02	0.04	0.06	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.03	(0.04)	0.04	(0.04)

Total from investment operations	(0.02)	0.05	–0–	0.10	0.09

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.04)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	(0.02)	(0.04)	(0.02)	–0–	(0.03)

Total dividends and distributions	(0.03)	(0.06)	(0.06)	(0.07)	(0.16)

Net asset value, end of period	$12.46	$12.51	$12.52	$12.58	$12.55

Total Return(a)	(0.19)%	0.39%	0.01%	0.76%	0.74%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$24,928	$40,750	$69,992	$100,149	$121,747
Average net assets (000 omitted)	$32,523	$51,916	$83,224	$103,813	$127,326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.81%+	0.73%	0.68%	0.67%	0.63%
Expenses, before waivers/reimbursements	0.83%+	0.73%	0.68%	0.67%	0.63%
Net investment income	0.04%+‡	0.13%	0.33%	0.51%	1.08%
Portfolio turnover rate	32%	13%	56%	45%	81%

Short Duration Diversified Municipal Portfolio

	SHORT DURATION DIVERSIFIED MUNICIPAL CLASS
	Year Ended September 30,
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$12.62		$12.61	$12.74	$12.70	$12.69

Income From Investment Operations:
Investment income, net†	0.03		0.04	0.07	0.10	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.01)		0.03	(0.07)	0.05	0.01

Total from investment operations	0.02		0.07	–0–	0.15	0.18

Less Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.04)	(0.07)	(0.10)	(0.16)
Distributions from net realized gain on investment transactions	(0.00	)(c)	(0.02)	(0.06)	(0.01)	(0.01)

Total dividends and distributions	(0.04)		(0.06)	(0.13)	(0.11)	(0.17)

Net asset value, end of period	$12.60		$12.62	$12.61	$12.74	$12.70

Total Return(a)	0.14%		0.52%	(0.01)%	1.18%	1.42%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$189,677		$257,900	$273,758	$394,515	$418,586
Average net assets (000 omitted)	$218,232		$279,244	$323,922	$437,015	$515,306
Ratio to average net assets of:
Expenses	0.63	%+	0.62%	0.62%	0.59%	0.62%
Net investment income	0.27	%+	0.29%	0.58%	0.80%	1.31%
Portfolio turnover rate	25%		32%	52%	51%	39%

See Footnote Summary on page 155.

New York Municipal Portfolio

	NEW YORK MUNICIPAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.17	$14.05	$14.66	$14.42	$14.53

Income From Investment Operations:
Investment income, net†	0.34	0.35	0.38	0.43	0.44
Net realized and unrealized gain (loss) on investment transactions	(0.07)	0.13	(0.60)	0.24	(0.06)

Total from investment operations	0.27	0.48	(0.22)	0.67	0.38

Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.36)	(0.38)	(0.43)	(0.44)
Distributions from net realized gain on investment transactions	–0–	–0–	(0.01)	–0–	(0.05)

Total dividends and distributions	(0.34)	(0.36)	(0.39)	(0.43)	(0.49)

Net asset value, end of period	$14.10	$14.17	$14.05	$14.66	$14.42

Total Return(a)	1.94%	3.43%	(1.52)%	4.69%	2.74%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,445,775	$1,433,174	$1,345,338	$1,498,388	$1,579,981
Average net assets (000 omitted)	$1,444,292	$1,371,449	$1,414,589	$1,541,811	$1,652,024
Ratio to average net assets of:
Expenses	0.61%+	0.61%	0.61%	0.61%	0.61%
Net investment income	2.42%+	2.52%	2.67%	2.93%	3.09%
Portfolio turnover rate	17%	11%	17%	14%	14%

California Municipal Portfolio

	CALIFORNIA MUNICIPAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.49	$14.29	$14.91	$14.62	$14.85

Income From Investment Operations:
Investment income, net†	0.32	0.33	0.38	0.45	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.09)	0.20	(0.62)	0.29	(0.08)

Total from investment operations	0.23	0.53	(0.24)	0.74	0.38

Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.38)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	–0–	–0–	–0–	–0–	(0.15)

Total dividends and distributions	(0.32)	(0.33)	(0.38)	(0.45)	(0.61)

Net asset value, end of period	$14.40	$14.49	$14.29	$14.91	$14.62

Total Return(a)	1.61%	3.78%	(1.64)%	5.11%	2.70%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,036,742	$979,252	$903,265	$991,764	$1,031,911
Average net assets (000 omitted)	$1,007,317	$934,129	$951,766	$1,026,677	$1,059,794
Ratio to average net assets of:
Expenses	0.63%+	0.63%	0.63%	0.63%	0.63%
Net investment income	2.22%+	2.32%	2.59%	3.03%	3.19%
Portfolio turnover rate	16%	10%	23%	15%	14%

See Footnote Summary on page 155.

Diversified Municipal Portfolio

	DIVERSIFIED MUNICIPAL CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.53	$14.36	$14.92	$14.65	$14.75

Income From Investment Operations:
Investment income, net†	0.30	0.33	0.38	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.18	(0.54)	0.29	(0.03)

Total from investment operations	0.24	0.51	(0.16)	0.70	0.42

Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.38)	(0.42)	(0.45)
Distributions from net realized gain on investment transactions	–0–	0.00 (c)	(0.02)	(0.01)	(0.07)

Total dividends and distributions	(0.30)	(0.34)	(0.40)	(0.43)	(0.52)

Net asset value, end of period	$14.47	$14.53	$14.36	$14.92	$14.65

Total Return(a)	1.69%	3.58%	(1.10)%	4.81%	2.96%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,860,803	$4,618,712	$4,269,409	$4,684,176	$4,907,931
Average net assets (000 omitted)	$4,800,047	$4,395,640	$4,465,399	$4,839,804	$4,991,204
Ratio to average net assets of:
Expenses	0.55%+	0.56%	0.56%	0.56%	0.56%
Net investment income	2.09%+	2.32%	2.58%	2.79%	3.08%
Portfolio turnover rate	15%	19%	19%	16%	18%
See Footnote Summary on page 155.

FINANCIAL HIGHLIGHTS

Financial Highlights	Fixed-Income Taxable Portfolios • U.S. Government Short Duration Portfolio • Short Duration Plus Portfolio • Intermediate Duration Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2015 annual report, which is available upon request.

U.S. Government Short Duration Portfolio

	U.S. GOVERNMENT SHORT DURATION CLASS
	Year Ended September 30,
	2015		2014		2013	2012	2011
Net asset value, beginning of period	$12.51		$12.54		$12.73	$12.82	$12.89

Income From Investment Operations:
Investment income, net†	(0.00	)(c)	0.00	(c)	0.00 (c)	0.02	0.09
Net realized and unrealized gain (loss) on investment transactions	0.02		0.02		(0.09)	0.05	0.02

Total from investment operations	0.02		0.02		(0.09)	0.07	0.11

Less Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.05)		(0.07)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	–0–		–0–		(0.03)	(0.09)	(0.05)

Total dividends and distributions	(0.02)		(0.05)		(0.10)	(0.16)	(0.18)

Net asset value, end of period	$12.51		$12.51		$12.54	$12.73	$12.82

Total Return(a)	0.23%		0.17%		(0.71)%	0.55%	0.87%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$36,540		$44,925		$52,870	$111,263	$130,219
Average net assets (000 omitted)	$39,911		$48,774		$82,099	$126,795	$149,555
Ratio to average net assets of:
Expenses	0.84	%+	0.78%		0.70%	0.68%	0.64%
Net investment income	(0.02	)%+	0	%(d)	(0.03)%‡	0.14%‡	0.67%
Portfolio turnover rate	58%		55%		86%	95%	170%

Short Duration Plus Portfolio

	SHORT DURATION PLUS CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.74	$11.74	$11.91	$11.89	$11.92

Income From Investment Operations:
Investment income, net†	0.06	0.06	0.05	0.06	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02	0.03	(0.11)	0.06	(0.01)

Total from investment operations	0.08	0.09	(0.06)	0.12	0.11

Less Dividends:
Dividends from net investment income	(0.08)	(0.09)	(0.11)	(0.10)	(0.14)

Net asset value, end of period	$11.74	$11.74	$11.74	$11.91	$11.89

Total Return(a)	0.69%	0.75%	(0.51)%	1.04%	0.96%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$262,551	$313,410	$395,172	$549,979	$629,603
Average net assets (000 omitted)	$291,134	$347,138	$467,653	$544,248	$624,052
Ratio to average net assets of:
Expenses	0.64%+	0.62%	0.60%	0.62%	0.60%
Net investment income	0.50%+	0.55%	0.39%‡	0.47%	0.99%
Portfolio turnover rate**	86%	67%	120%	134%	99%

See Footnote Summary on page 155.

Intermediate Duration Portfolio

	INTERMEDIATE DURATION CLASS
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.72	$13.47	$14.24	$14.16	$14.13

Income From Investment Operations:
Investment income, net†	0.34	0.39	0.36	0.36	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01	0.27	(0.61)	0.40	0.18
Contributions from Manager	0.00 (c)	–0–	0.00 (c)	0.01	–0–

Total from investment operations	0.35	0.66	(0.25)	0.77	0.68

Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.38)	(0.41)	(0.38)	(0.50)
Distributions from net realized gain on investment transactions	(0.26)	(0.03)	(0.11)	(0.31)	(0.15)

Total dividends and distributions	(0.66)	0.41	(0.52)	0.69	0.65

Net asset value, end of period	$13.41	$13.72	$13.47	$14.24	$14.16

Total Return(a)	2.56%	4.96%	(1.82)%*	5.65%#	5.09%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,446,978	$3,848,564	$3,966,383	$4,821,926	$5,159,683
Average net assets (000 omitted)	$3,575,822	$3,885,193	$4,405,415	$4,944,151	$5,261,269
Ratio to average net assets of:
Expenses	0.59%+	0.58%	0.57%	0.57%	0.56%
Net investment income	2.49%+	2.86%	2.57%	2.56%	3.55%
Portfolio turnover rate**	249%	244%	200%	154%	110%

Financial Highlights (notes)

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the year ended September 30, 2013 by 0.01%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

#	Includes the Manager’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by .10 % for the year ended September 30, 2012.

†	Based on average shares outstanding.

‡	Net of fees and expenses waived by the Manager.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14%, 12.34% and (21.38)%, respectively.

(c)	Amount is less than $.005.

(d)	Amount is less than 0.005%.

FINANCIAL HIGHLIGHTS

Financial Highlights	Overlay Portfolios • Overlay A Portfolio • Tax-Aware Overlay A Portfolio • Overlay B Portfolio • Tax-Aware Overlay B Portfolio • Tax-Aware Overlay C Portfolio • Tax-Aware Overlay N Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2015 annual report, which is available upon request.

Overlay A Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.88	$11.91	$10.37	$10.94	$10.87

Income From Investment Operations:
Investment income, net†	0.04	0.09	0.07	0.05	0.03
Net realized and unrealized gain on investment and foreign currency transactions	(0.43)	1.05	1.55	0.36	0.25
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	–0–

Total from investment operations	(0.39)	1.14	1.62	0.41	0.28

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.08)	(0.11)	(0.05)
Distributions from net realized gain on investment transactions	(0.53)	–0–	–0–	(0.87)	(0.16)

Total dividends and distributions	(0.69)	(0.17)	(0.08)	(0.98)	(0.21)

Net asset value, end of period	$11.80	$12.88	$11.91	$10.37	$10.94

Total Return^(b)	(3.02)%	9.58%	15.69%	4.08%	2.51%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,536,828	$1,513,474	$1,358,991	$1,218,127	$1,178,056
Average net assets (000 omitted)	$1,598,329	$1,462,653	$1,276,696	$1,215,244	$1,029,460
Ratio to average net assets of:
Expenses(c)	1.15%+	1.15%	1.15%	1.16%	1.17%
Net investment income	0.31%+	0.68%	0.65%	0.47%	0.29%
Portfolio turnover rate	91%	104%	165%	99%	70%

See Footnote Summary on page 162.

Overlay A Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.90	$11.94	$10.39	$10.96	$10.88

Income From Investment Operations:
Investment income, net†	0.06	0.11	0.10	0.07	0.06
Net realized and unrealized gain on investment and foreign currency transactions	(0.42)	1.05	1.55	0.36	0.24
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	–0–

Total from investment operations	(0.36)	1.16	1.65	0.43	0.30

Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.10)	(0.13)	(0.06)
Distributions from net realized gain on investment transactions	(0.53)	–0–	–0–	(0.87)	(0.16)

Total distributions	(0.71)	(0.20)	(0.10)	(1.00)	(0.22)

Net asset value, end of period	$11.83	$12.90	$11.94	$10.39	$10.96

Total Return^(b)	(2.78)%	9.82%	15.99%	4.26%	2.72%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$344,343	$367,259	$313,421	$238,054	$215,163
Average net assets (000 omitted)	$390,069	$352,881	$259,853	$238,644	$168,369
Ratio to average net assets of:
Expenses(c)	0.95%+	0.95%	0.95%	0.96%	0.97%
Net investment income	0.51%+	0.88%	0.86%	0.66%	0.51%
Portfolio turnover rate	91%	104%	165%	99%	70%

Tax-Aware Overlay A Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.64	$12.40	$10.57	$10.75	$10.74

Income From Investment Operations:
Investment income (loss), net†	0.05	0.08	0.05	0.04	0.03
Net realized and unrealized gain on investment and foreign currency transactions	(0.41)	1.24	1.82	0.21	0.12
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	0.00 (c)

Total from investment operations	(0.36)	1.32	1.87	0.25	0.15

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.04)	(0.02)	–0–
Distributions from net realized gain on investment transactions	(0.68)	–0–	–0–	(0.41)	(0.14)

Total dividends and distributions	(0.76)	(0.08)	(0.04)	(0.43)	(0.14)

Net asset value, end of period	$12.52	$13.64	$12.40	$10.57	$10.75

Total Return^(b)	(2.60)%	10.63%	17.74%	2.38%	1.33%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,057,052	$3,003,685	$2,609,140	$2,183,824	$2,039,576
Average net assets (000 omitted)	$3,177,411	$2,867,927	$2,355,106	$2,171,291	$1,888,892
Ratio to average net assets of:
Expenses(c)	1.13%+	1.13%	1.13%	1.14%	1.14%
Net investment income (loss)	0.35%+	0.58%	0.48%	0.42%	0.24%
Portfolio turnover rate	91%	102%	150%	86%	71%

See Footnote Summary on page 162.

Tax-Aware Overlay A Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.68	$12.43	$10.60	$10.78	$10.76

Income From Investment Operations:
Investment income, net†	0.07	0.10	0.08	0.07	0.05
Net realized and unrealized gain on investment and foreign currency transactions	(0.40)	1.25	1.81	0.20	0.12
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	0.00 (c)

Total from investment operations	(0.33)	1.35	1.89	0.27	0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.06)	(0.04)	(0.01)
Distributions from net realized gain on investment transactions	(0.68)	–0–	–0–	(0.41)	(0.14)

Total dividends and distributions	(0.80)	(0.10)	(0.06)	(0.45)	(0.15)

Net asset value, end of period	$12.55	$13.68	$12.43	$10.60	$10.78

Total Return^(b)	(2.42)%	10.88%	17.94%	2.57%	1.51%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$921,095	$909,475	$792,791	$648,996	$607,676
Average net assets (000 omitted)	$949,274	$861,528	$701,320	$653,109	$531,588
Ratio to average net assets of:
Expenses (c)	0.93%+	0.93%	0.93%	0.94%	0.95%
Net investment income	0.55%+	0.78%	0.68%	0.62%	0.45%
Portfolio turnover rate	91%	102%	150%	86%	71%

Overlay B Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.84	$11.13	$10.98	$10.75	$10.83

Income From Investment Operations:
Investment income, net†	0.09	0.09	0.06	0.07	0.11
Net realized and unrealized gain on investment and foreign currency transactions	(0.22)	0.57	0.41	0.50	0.17
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	–0–

Total from investment operations	(0.13)	0.66	0.47	0.57	0.28

Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.14)	(0.25)	(0.08)
Distributions from net realized gain on investment transactions	(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.49)	(0.95)	(0.32)	(0.34)	(0.36)

Net asset value, end of period	$10.22	$10.84	$11.13	$10.98	$10.75

Total Return^(b)	(1.20)%	6.37%	4.40%	5.39%	2.66%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$900,438	$918,955	$845,566	$861,886	$780,228
Average net assets (000 omitted)	$911,500	$880,703	$859,978	$841,055	$711,857
Ratio to average net assets of:
Expenses (c)	0.87%+	0.86%	0.86%	0.87%	0.87%
Net investment income	0.84%+	0.83%	0.53%	0.68%	1.02%
Portfolio turnover rate	226%	93%	138%	111%	98%

See Footnote Summary on page 162.

Overlay B Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.85	$11.13	$10.99	$10.76	$10.83

Income From Investment Operations:
Investment income, net†	0.11	0.10	0.07	0.09	0.13
Net realized and unrealized gain on investment and foreign currency transactions	(0.23)	0.59	0.41	0.49	0.17
Contributions from Manager	–0–	–0–	0.00 (c)	–0–	–0–

Total from investment operations	(0.12)	0.69	0.48	0.58	0.30

Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.16)	(0.26)	(0.09)
Distributions from net realized gain on investment transactions	(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.50)	(0.97)	(0.34)	(0.35)	(0.37)

Net asset value, end of period	$10.23	$10.85	$11.13	$10.99	$10.76

Total Return^(b)	(1.08)%	6.64%	4.55%	5.53%	2.85%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$227,368	$200,096	$187,416	$201,385	$145,789
Average net assets (000 omitted)	$199,315	$195,463	$184,611	$178,148	$127,585
Ratio to average net assets of:
Expenses	0.72%+	0.71%	0.71%	0.72%	0.73%
Net investment income	1.03%+	0.98%	0.67%	0.82%	1.18%
Portfolio turnover rate	226%	93%	138%	111%	98%

Tax-Aware Overlay B Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.11	$11.37	$11.01	$10.55	$10.62

Income From Investment Operations:
Investment income, net†	0.14	0.13	0.12	0.10	0.08
Net realized and unrealized gain on investment and foreign currency transactions	(0.22)	0.55	0.42	0.49	0.20

Total from investment operations	(0.08)	0.68	0.54	0.59	0.28

Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.19)	(0.11)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.22)	(0.94)	(0.18)	(0.13)	(0.35)

Net asset value, end of period	$10.81	$11.11	$11.37	$11.01	$10.55

Total Return^(b)	(0.69)%	6.24%	4.96%	5.60%	2.61%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,216,063	$1,239,990	$1,147,060	$1,143,322	$1,033,989
Average net assets (000 omitted)	$1,234,170	$1,197,761	$1,138,909	$1,117,359	$878,207
Ratio to average net assets of:
Expenses	0.84%+	0.84%	0.84%	0.84%	0.86%
Net investment income	1.29%+	1.14%	1.07%	0.91%	0.71%
Portfolio turnover rate	39%	21%	67%	21%	15%

See Footnote Summary on page 162.

Tax-Aware Overlay B Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.13	$11.40	$11.03	$10.57	$10.63

Income From Investment Operations:
Investment income, net†	0.16	0.14	0.14	0.12	0.09
Net realized and unrealized gain on investment and foreign currency transactions	(0.22)	0.55	0.42	0.48	0.20

Total from investment operations	(0.06)	0.69	0.56	0.60	0.29

Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.12)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.24)	(0.96)	(0.19)	(0.14)	(0.35)

Net asset value, end of period	$10.83	$11.13	$11.40	$11.03	$10.57

Total Return^(b)	(0.58)%	6.35%	5.17%	5.73%	2.80%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$547,236	$565,264	$503,579	$568,815	$526,880
Average net assets (000 omitted)	$546,048	$525,543	$520,827	$558,652	$443,050
Ratio to average net assets of:
Expenses	0.69%+	0.69%	0.69%	0.69%	0.71%
Net investment income	1.44%+	1.30%	1.22%	1.06%	0.86%
Portfolio turnover rate	39%	21%	67%	21%	15%

Tax-Aware Overlay C Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.09	$11.33	$10.98	$10.50	$10.66

Income From Investment Operations:
Investment income, net†	0.12	0.09	0.09	0.09	0.07
Net realized and unrealized gain on investment and foreign currency transactions	(0.20)	0.58	0.41	0.50	0.15

Total from investment operations	(0.08)	0.67	0.50	0.59	0.22

Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.09)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.21)	(0.91)	(0.15)	(0.11)	(0.38)

Net asset value, end of period	$10.80	$11.09	$11.33	$10.98	$10.50

Total Return^(b)	(0.72)%	6.25%	4.65%	5.67%	2.13%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$331,496	$328,626	$291,548	$272,315	$243,235
Average net assets (000 omitted)	$335,669	$312,283	$283,838	$262,729	$219,646
Ratio to average net assets of:
Expenses	0.88%+	0.88%	0.88%	0.89%	0.89%
Net investment income	1.10%+	0.83%	0.81%	0.83%	0.62%
Portfolio turnover rate	42%	29%	82%	19%	13%

See Footnote Summary on page 162.

Tax-Aware Overlay C Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.11	$11.35	$10.99	$10.51	$10.67

Income From Investment Operations:
Investment income, net†	0.14	0.11	0.11	0.11	0.08
Net realized and unrealized gain on investment and foreign currency transactions	(0.21)	0.58	0.42	0.50	0.15

Total from investment operations	(0.07)	0.69	0.53	0.61	0.23

Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.11)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.22)	(0.93)	(0.17)	(0.13)	(0.39)

Net asset value, end of period	$10.82	$11.11	$11.35	$10.99	$10.51

Total Return^(b)	(0.61)%	6.44%	4.86%	5.81%	2.21%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$173,955	$177,331	$186,108	$160,947	$151,838
Average net assets (000 omitted)	$180,717	$186,833	$174,348	$162,199	$100,484
Ratio to average net assets of:
Expenses	0.73%+	0.73%	0.73%	0.74%	0.74%
Net investment income	1.25%+	0.97%	0.95%	0.98%	0.79%
Portfolio turnover rate	42%	29%	82%	19%	13%

Tax-Aware Overlay N Portfolio

	CLASS 1
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.03	$11.25	$10.91	$10.47	$10.63

Income From Investment Operations:
Investment income, net†	0.13	0.11	0.09	0.08	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	(0.22)	0.58	0.41	0.48	0.17

Total from investment operations	(0.09)	0.69	0.50	0.56	0.23

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.08)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.22)	(0.91)	(0.16)	(0.12)	(0.39)

Net asset value, end of period	$10.72	$11.03	$11.25	$10.91	$10.47

Total Return^(b)	(0.77)%	6.51%	4.67%	5.37%	2.20%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$340,002	$337,663	$311,105	$314,941	$290,436
Average net assets (000 omitted)	$343,951	$323,433	$308,859	$309,928	$250,755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%+	0.90%	0.89%	0.89%	0.90%
Expenses, before waivers/reimbursement	0.89%+	0.90%	0.89%	0.89%	0.91%
Net investment income	1.22%+	1.03%	0.85%	0.75%	0.59	%(b)
Portfolio turnover rate	41%	31%	72%	29%	14%

See Footnote Summary on page 162.

Tax-Aware Overlay N Portfolio

	CLASS 2
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.05	$11.28	$10.93	$10.49	$10.64

Income From Investment Operations:
Investment income, net†	0.15	0.13	0.11	0.10	0.08	(b)
Net realized and unrealized gain on investment and foreign currency transactions	(0.21)	0.57	0.42	0.47	0.17

Total from investment operations	(0.06)	0.70	0.53	0.57	0.25

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.18)	(0.10)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.24)	(0.93)	(0.18)	(0.13)	(0.40)

Net asset value, end of period	$10.75	$11.05	$11.28	$10.93	$10.49

Total Return^(b)	(0.57)%	6.62%	4.87%	5.50%	2.38%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$64,025	$61,071	$56,146	$61,587	$47,730
Average net assets (000 omitted)	$60,880	$60,453	$58,420	$57,931	$41,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%+	0.75%	0.74%	0.74%	0.75%
Expenses, before waivers/reimbursement	0.74%+	0.75%	0.74%	0.74%	0.76%
Net investment income	1.37%+	1.17%	1.00%	0.90%	0.73	%(b)
Portfolio turnover rate	41%	31%	72%	29%	14%

†	Based on average shares outstanding.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Amount is less than $.005.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios presented below exclude interest expense.

	Year Ended September 30,
	2015	2014	2013	2012	2011
Overlay A Portfolio
Class 1
Expenses	N/A	1.15%	N/A	N/A	N/A
Class 2
Expenses	N/A	0.95%	N/A	N/A	N/A

Tax-Aware Overlay A Portfolio
Class 1
Expenses	N/A	1.13%	N/A	N/A	N/A
Class 2
Expenses	N/A	0.93%	N/A	N/A	N/A

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firms’ reports and financial statements in each Portfolio’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Manager:

By Mail:	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

By Phone:	(212) 486-5800

On the Internet:	www.bernstein.com

Or you may view or obtain these documents from the Commission:

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington DC 20549-1520.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811-05555

Privacy Notice

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients’ personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client’s name, address, social security number, assets, and income) and (2) information about our clients’ transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

PRO-0119-0116

PROSPECTUS   |   JANUARY 15, 2016

AB Blended Style Funds

AB International Portfolio (Class A–AIZAX; Class B–AIZBX; Class C–AIZCX; Class Z–AIZZX)

AB Tax-Managed International Portfolio (Class A–ABXAX; Class B–ABXBX; Class C–ABXCX; Class Z–ABXZX)

AB Emerging Markets Portfolio (Class Z–EGMZX)

AB Intermediate Municipal Portfolios

AB Intermediate New York Municipal Portfolio (Class A–ANIAX; Class B–ANYBX; Class C–ANMCX; Advisor Class)

AB Intermediate California Municipal Portfolio (Class A–AICAX; Class B–ACLBX; Class C–ACMCX; Advisor Class)

AB Intermediate Diversified Municipal Portfolio (Class A–AIDAX; Class B–AIDBX; Class C–AIMCX; Advisor Class–AIDYX)

AB Fixed-Income Taxable Portfolio

AB Short Duration Portfolio (Class A–ADPAX; Class B–ADPBX; Class C–ADPCX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

NON-U.S. STOCK PORTFOLIOS

AB International Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	4.00%(b)	1.00%(c)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B	Class C	Class Z
Management Fees	0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	None
Other Expenses:
Transfer Agent	0.33%		0.34%	0.33%	0.02%
Other Expenses	0.63%		0.58%	0.62%	0.61%

Total Other Expenses	0.96%		0.92%	0.95%	0.63%

Total Annual Portfolio Operating Expenses	2.11%		2.82%	2.85%	1.53%

Fee Waiver and/or Expense Reimbursement(d)	(0.91)%		(0.87)%	(0.90)%	(0.58)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.20%	(e)	1.95%	1.95%	0.95%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through January 15, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively. This contractual agreement may be terminated by the Board of Directors of Sanford C. Bernstein Fund, Inc. at its discretion prior to the expiration date.

(e)	Restated to reflect current fees.

4

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Class Z
After 1 Year	$542	$598	$298	$97
After 3 Years	$974	$992	$798	$426
After 5 Years	$1,431	$1,412	$1,424	$779
After 10 Years	$2,694	$2,914	$3,111	$1,774

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$198	$198
After 3 Years	$792	$798
After 5 Years	$1,412	$1,424
After 10 Years	$2,914	$3,111

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges, although the Manager expects to invest primarily in large- and mid-sized capitalization companies. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio is managed without regard to tax considerations.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

5

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

6

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 21.98%, 2nd quarter, 2009; and Worst Quarter was down -24.94%, 3rd quarter, 2008.

7

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-1.30%	0.01%	-1.02%

	Return After Taxes on Distributions	-1.51%	-0.16%	-1.50%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.33%	0.19%	-0.23%
Class B	Return Before Taxes	-1.64%	0.08%	-1.20%
Class C	Return Before Taxes	1.33%	0.15%	-1.29%
Class Z***	Return Before Taxes	3.70%	1.44%	-0.03%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		-0.81%	3.60%	3.03%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Class Z shares: January 15, 2016. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Class Z shares.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

8

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

AB Tax-Managed International Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	4.00%(b)	1.00%(c)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C	Class Z
Management Fees	0.87%		0.87%		0.87%	0.87%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%	None
Other Expenses:
Transfer Agent	0.17%		0.19%		0.17%	0.02%
Other Expenses	0.30%		0.29%		0.30%	0.30%

Total Other Expenses	0.47%		0.48%		0.47%	0.32%

Total Annual Portfolio Operating Expenses	1.59%		2.35%		2.34%	1.19%

Fee Waiver and/or Expense Reimbursement(d)	(0.39)%		(0.40)%		(0.39)%	(0.24)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.20%	(e)	1.95%	(e)	1.95%	0.95%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through January 15, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively. This contractual agreement may be terminated by the Board of Directors of Sanford C. Bernstein Fund, Inc. at its discretion prior to the expiration date.

(e)	Restated to reflect current fees.

10

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Class Z
After 1 Year	$542	$598	$298	$97
After 3 Years	$869	$895	$693	$354
After 5 Years	$1,219	$1,219	$1,215	$631
After 10 Years	$2,202	$2,465	$2,646	$1,422

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$198	$198
After 3 Years	$695	$693
After 5 Years	$1,219	$1,215
After 10 Years	$2,465	$2,646

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges, although the Manager expects to invest primarily in large- and mid-sized capitalization companies. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

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The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial

12

regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

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Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 21.72%, 2nd quarter, 2009; and Worst Quarter was down -25.15%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-1.25%	0.04%	-1.08%

	Return After Taxes on Distributions	-1.50%	-0.14%	-1.48%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.32%	0.21%	-0.22%
Class B	Return Before Taxes	-1.59%	0.16%	-1.26%
Class C	Return Before Taxes	1.36%	0.18%	-1.37%
Class Z***	Return Before Taxes	3.55%	1.31%	-0.26%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		-0.81%	3.60%	3.03%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Class Z shares: January 15, 2016. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Class Z shares.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

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PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

AB Emerging Markets Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	0.02%
Other Expenses	0.07%

Total Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	1.24%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$126
After 3 Years	$393
After 5 Years	$681
After 10 Years	$1,500

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community

16

and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Vietnam.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

17

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

18

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio. No performance information is presented for Class Z because there were no Class Z shares outstanding for a full calendar year.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Emerging Markets Class shares, which is a class of the Portfolio that is invested in the same portfolio of securities as Class Z.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 35.83%, 2nd quarter, 2009; and Worst Quarter was down -32.15%, 4th quarter, 2008.

Performance Table

The below table shows the average total returns of Emerging Markets Class shares of the Portfolio.

Average Annual Total Returns*

(For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Emerging Markets Class*	-13.26%	-4.86%	2.54%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-14.92%	-4.81%	3.61%

*	Performance information is the performance of the Portfolio’s Emerging Markets Class shares, which are offered to private clients.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Henry D’Auria	Since 2012	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

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PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

FIXED-INCOME MUNICIPAL PORTFOLIOS

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB Intermediate New York Municipal Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	3.00%(b)	1.00%(c)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B	Class C	Advisor Class
Management Fees	0.48%		0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	None
Other Expenses:
Transfer Agent	0.03%		0.05%	0.03%	0.03%
Other Expenses	0.04%		0.04%	0.04%	0.04%

Total Other Expenses	0.07%		0.09%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.80%	(d)	1.57%	1.55%	0.55%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$379	$460	$258	$56
After 3 Years	$548	$596	$490	$176
After 5 Years	$731	$855	$845	$307
After 10 Years	$1,260	$1,470	$1,845	$689

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For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$160	$158
After 3 Years	$496	$490
After 5 Years	$855	$845
After 10 Years	$1,470	$1,845
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the

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current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory

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changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.45%, 3rd quarter, 2009; and Worst Quarter was down -2.38%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-0.88%	2.02%	2.80%

	Return After Taxes on Distributions	-0.88%	2.02%	2.77%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.42%	2.12%	2.78%
Class B	Return Before Taxes	-1.54%	1.90%	2.67%
Class C	Return Before Taxes	0.44%	1.91%	2.39%
Advisor Class***	Return Before Taxes	2.45%	2.90%	3.37%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Advisor Class shares: [ ]. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

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INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AB Intermediate California Municipal Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	3.00%(b)	1.00%(c)	None
Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C	Advisor Class
Management Fees	0.49%		0.49%		0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		1.00%	None
Other Expenses:
Transfer Agent	0.03%		0.39%		0.03%	0.03%
Other Expenses	0.04%		0.00%	(e)	0.05%	0.04%

Total Other Expenses	0.07%		0.39%		0.08%	0.07%

Total Annual Portfolio Operating Expenses	0.81%	(d)	1.88%		1.57%	0.56%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	Restated to reflect current fees.

(e)	Less than .01%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$380	$491	$260	$57
After 3 Years	$551	$691	$496	$179
After 5 Years	$736	$1,016	$855	$313
After 10 Years	$1,272	$1,662	$1,867	$701

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For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$191	$160
After 3 Years	$591	$496
After 5 Years	$1,016	$855
After 10 Years	$1,662	$1,867

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the

28

current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

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Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

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Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

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•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.96%, 3rd quarter, 2009; and Worst Quarter was down -2.58%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-1.25%	2.12%	2.79%

	Return After Taxes on Distributions	-1.26%	2.10%	2.75%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.13%	2.17%	2.77%
Class B	Return Before Taxes	-2.35%	1.87%	2.66%
Class C	Return Before Taxes	0.07%	2.02%	2.38%
Advisor Class***	Return Before Taxes	2.07%	3.00%	3.36%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Advisor Class shares: [ ]. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

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INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AB Intermediate Diversified Municipal Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class B Shares (not currently offered to new investors)		Class C Shares		Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(a)	3.00%	(b)	1.00%	(c)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B	Class C	Advisor Class
Management Fees	0.42%		0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	None
Other Expenses:
Transfer Agent	0.11%		0.14%	0.12%	0.11%
Other Expenses	0.03%		0.03%	0.03%	0.04%

Total Other Expenses	0.14%		0.17%	0.15%	0.15%

Total Annual Portfolio Operating Expenses	0.81%	(d)	1.59%	1.57%	0.57%	(d)

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class
After 1 Year	$380	$462	$260	$58
After 3 Years	$551	$602	$496	$183
After 5 Years	$736	$866	$855	$318
After 10 Years	$1,272	$1,487	$1,867	$714

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For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$162	$160
After 3 Years	$502	$496
After 5 Years	$866	$855
After 10 Years	$1,487	$1,867

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

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Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not

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be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

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•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

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Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.99%, 3rd quarter, 2009; and Worst Quarter was down -2.21%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-1.38%	2.08%	2.83%

	Return After Taxes on Distributions	-1.39%	2.05%	2.79%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-0.06%	2.11%	2.78%
Class B	Return Before Taxes	-2.10%	1.94%	2.71%
Class C	Return Before Taxes	-0.08%	1.98%	2.42%
Advisor Class***	Return Before Taxes	2.05%	2.99%	3.41%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.41%	3.01%	3.98%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Inception date of Advisor Class shares: June 26, 2015. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

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INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since 1988	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B Shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AB FIXED-INCOME TAXABLE PORTFOLIO

AB Short Duration Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares on page 61 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	3.00%(b)	1.00%(c)

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B	Class C
Management Fees	0.45%		0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses:
Transfer Agent	0.12%		0.13%	0.13%
Other Expenses	0.14%		0.14%	0.14%

Total Other Expenses	0.26%		0.27%	0.27%

Total Annual Portfolio Operating Expenses	0.96%	(d)	1.72%	1.72%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

(c)	For Class C shares, the CDSC is 0% after the first year.

(d)	Restated to reflect current fees.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C
After 1 Year	$519	$475	$275
After 3 Years	$718	$642	$542
After 5 Years	$933	$933	$933
After 10 Years	$1,553	$1,644	$2,030

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For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$175	$175
After 3 Years	$542	$542
After 5 Years	$933	$933
After 10 Years	$1,641	$2,030

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

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BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Fund Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.32%, 3rd quarter, 2009; and Worst Quarter was down -1.79%, 1st quarter, 2008.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-4.21%	-0.68%	0.86%

	Return After Taxes on Distributions	-4.40%	-0.90%	0.20%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-2.38%	-0.60%	0.43%
Class B	Return Before Taxes	-3.35%	-0.18%	0.88%
Class C	Return Before Taxes	-1.34%	-0.13%	0.79%
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.54%	0.70%	2.42%

*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael S. Canter	Since 2016	Senior Vice President of the Manager

Jon P. Denfeld	Since 2008	Vice President of the Manager

Shawn E. Keegan	Since 2005	Senior Vice President of the Manager

Greg J. Wilensky	Since 2009	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ investments and strategies, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio’s investment practices and additional information about each Portfolio’s risks and investments can be found in the Portfolios’ Statement of Additional Information (“SAI”). This Prospectus refers to AllianceBernstein L.P. as the “Manager,” or “we” and shareholders of the Portfolios as “you.” All percentage limitations described below are measured immediately after the relevant transaction is made.

Interest Only/Principal Only Securities

The Fixed-Income Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.”

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio’s Board of Directors (the “Board”); all other IOs and POs will be considered illiquid (see discussion of Illiquid Securities below).

Obligations of Supranational Agencies

The Fixed-Income Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio may invest in variable rate demand notes (“VRDNs”) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level. The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor and may be subject to a “cap.”

Each Fixed-Income Portfolio may invest in “inverse floaters,” which are securities with two variable components that, when combined, result in a fixed interest rate. The “auction component” typically pays an interest rate that is reset periodically through an auction process, while the “residual component” pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters that represent the residual component tend to decrease more rapidly during periods of increasing interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Portfolios may invest in medium-quality securities rated A or Baa by Moody’s, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody’s, S&P and

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Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration, however, the Portfolios are not required to dispose of such downgraded securities.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities, including by increasing interest rates. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, a Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Municipal Securities

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

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Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Intermediate New York Municipal Portfolio’s investments are in New York State’s municipal securities. Thus, the Portfolios may be more vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Most of the Intermediate California Municipal Portfolio’s investments are in California municipal securities. Thus, the Intermediate California Municipal Portfolio may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes, droughts or fires. To the extent the Intermediate Diversified Municipal Portfolio invests in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. A Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth would be unable to fully pay its debt. On August 3, 2015, Puerto Rico defaulted on its debt for the first time. The prices of Puerto Rico municipal securities have dropped significantly since the Governor’s announcement. Puerto Rico municipal securities may continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the Portfolio, the Portfolio may lose the value of those investments.

Bank Loan Debt

The Short Duration Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter

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options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. The Manager will monitor the liquidity of each Portfolio’s Rule 144A portfolio securities. Each Portfolio monitors the portion of the Portfolio’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Foreign (Non-U.S.) Securities

The equity securities in which the Non-U.S. Stock Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or other U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Other foreign investment risks include:

•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement and clearance practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

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increased government intervention in markets resulting in artificially inflated prices or demand for securities, and increased risk of loss and heightened volatility if the intervention is unsuccessful or discontinued

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s net asset value (“NAV”) to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

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It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union (“EU”) and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.

Emerging Markets Securities Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Derivatives

Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in the Manager’s judgment, this represents the most effective response to current or anticipated market conditions. There are four principal types of derivatives—options, futures contracts, forward contracts and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions, where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of a Portfolio to invest or remain invested in derivatives.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s non-leveraged investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

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Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or asset to an agreed-upon location (rather than settled by cash), rolled forward into a new forward contract or, in the case of

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a non-deliverable forward, by a cash payment at maturity. The Portfolios’ investments in forward contracts may include the following:

–	Forward Currency Exchange Contracts—A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Options on futures contracts written or purchased by the Fixed-Income Municipal Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. The Non-U.S. Stock Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–	Options on Foreign Currencies—The Portfolios may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Non-U.S. Stock Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–	Options on Securities—A Portfolio may purchase or write a put or call option on securities. The Portfolios will write only covered options on securities, which means writing an option for securities the Portfolio owns. None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

–	Options on Securities Indices—An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declined below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

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Other Option Strategies—In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including

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on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

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Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, other than as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing, and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the Commodity Futures Trading Commission (“CFTC”) or the SEC, depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. Payments received by a Fixed-Income Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

–	Currency Swaps—The Non-U.S. Stock Portfolios and the Short Duration Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

–	Total Return Swaps—A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Portfolio enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Portfolio will receive or make a payment to the counterparty.

–	Interest Rate Swaps, Swaptions, Caps, and Floors—Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to

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receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.

A Portfolio will enter into bilateral interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization (“NRSRO”) at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

Each Fixed-Income Municipal Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or a spread on a particular investment or a portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Portfolios do not intend to use these transactions in a speculative manner.

Inflation (CPI) Swaps—Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Credit Default Swap Agreements—The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

A Portfolio will enter into bilateral credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared credit default swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no NRSRO prescribed rating requirements for these entities.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

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Other Derivatives and Strategies

Currency Transactions—The Non-U.S. Stock Portfolios and the Short Duration Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Synthetic Foreign Equity Securities—The Non-U.S. Stock Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Structured Products

A Portfolio may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities. commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product, including any counterparty risk.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

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Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

None of the Portfolios will invest more than 20% of its total assets in structured products.

Real Estate Investment Trusts

The Non-U.S. Stock Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real-estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases or sales on a “when-issued,” “delayed delivery” or “to be announced” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Repurchase Agreements and Buy/Sell Back Transactions

Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The

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purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer’s money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Short Sales

The Non-U.S. Stock Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Non-U.S. Stock Portfolios may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of an unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls

Each of the Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. When a Portfolio engages in a dollar roll, it is exposed to loss both on the investment of the cash proceeds of the sale and on the securities it has agreed to purchase.

Mortgage Related Securities

The Short Duration Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Certain CMBS are issued in several classes with different levels of yield and credit protection. A Portfolio’s investments in

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CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody’s or BB and lower by S&P and Fitch (commonly known as “junk bonds”), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio’s securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio’s objective and policies.

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3 % of a Portfolio’s assets including the proceeds of the borrowing. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the net asset value of a Portfolio’s shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio’s shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio’s investment portfolio, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. If a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions or it did not have enough cash available to pay principal or interest or meet additional collateral requirements, it could be necessary for the Portfolio to liquidate certain of its investments thereby potentially reducing the net asset value of a Portfolio’s shares. A Portfolio may reduce the degree to which it is leveraged by repaying amounts borrowed.

Non-Diversified Status

Each of the Intermediate New York Municipal Portfolio and Intermediate California Municipal Portfolio (the “State Portfolios”) is a “non-diversified” investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Portfolios’ SAI provides specific information about the state in which a Portfolio invests.

Future Developments

A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

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Portfolio Holdings

The Portfolios’ SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.

Temporary Defensive Positions

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers, or may hold cash.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio’s investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required

A fundamental investment policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, the investment objectives and all other investment policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment Policies and Limitations Apply at Time of Purchase Only

Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Summary Information section as well as the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading may increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by a Portfolio and its shareholders.

Additional Risks

Cyber Security Risk: As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cyber security incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Manager, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data beaches, data corruption or lose operational functionality.

Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ different styles or strategies.

Operational Risk: Operational risks arise from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

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INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The AB Emerging Markets Portfolio offers one class of shares through this Prospectus, the AB Short Duration Portfolio offers three classes of shares through this Prospectus and the other Portfolios offer four classes of shares through this Prospectus. Different classes of fund shares are available to certain private clients and institutional clients of the Manager and offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The purchase of a Portfolio’s shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares – Shares Available to Retail Investors

Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another registered fund advised by the Manager (“AB Mutual Fund”), and (iii) as otherwise described below.

You may purchase a Portfolio’s Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios’ principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*	Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class B shares	$100,000
—Class C shares	$1,000,000	*

*	The maximum individual purchase amount for Class C shares of the Fixed-Income Municipal Portfolios is $500,000.

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge. The Portfolio Closing Time may be changed by the Board of the Portfolio in its discretion.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc. (“ABIS”), must receive and confirm telephone requests before the Portfolio Closing Time, to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Portfolios are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Portfolio, the Portfolios will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e. W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e. W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolios through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolios’ distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolios will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans

Special eligibility rules apply to these types of investments. Although the Fixed-Income Municipal Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Fixed-Income Municipal Portfolios may not be appropriate for tax-deferred accounts because the Fixed-Income Municipal Portfolios’ returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);

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•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

•

all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”) with assets of $1,000,000 or more;

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

•	AllianceBernstein-sponsored group retirement plans;

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

•	certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•

through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds’ SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class Z Shares – Shares Available to AB Mutual Funds

Class Z Shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager.

Required Information

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Portfolio has adopted plans pursuant to Rule 12b-1 under the 1940 Act that allow the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in each Portfolio’s fee table included in the Summary Information section above.

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The amount of Rule 12b-1 and/or service fees for each class of the Portfolio’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%*
Class B	1.00%
Class C	1.00%
Advisor Class	None
Class Z	None

*	The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Portfolio is .30% of the aggregate average daily net assets. The Board currently limits the payments to 0.25%.

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for the Class B shares of the AB International Portfolio and the AB Tax-Managed International Portfolio (the “International Portfolios”), which convert to Class A shares after eight years). Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary’s firm.

Sales Charges

Class A Shares

With respect to the International Portfolios and the Short Duration Portfolio, you can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. With respect to the Fixed-Income Municipal Portfolios, you can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares. The sales charge schedule of Class A share Quantity Discounts is as follows:

International Portfolios and Short Duration Portfolio

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Fixed-Income Municipal Portfolios

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	3.09%	3.00%
$100,000 up to $250,000	2.04	2.00
$250,000 up to $500,000	1.01	1.00
$500,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 ($500,000 with respect to the Fixed-Income Municipal Portfolios) or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Share purchases not subject to sales charges.

The Portfolios may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein’s Institutional Investment Management Division or Bernstein Private Wealth Management Division, including subsequent contributions to those IRAs; or

•

certain other investors, such as investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager’s AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio’s shares, and employees of the Manager.

Please see the Portfolios’ SAI for more information about purchases of Class A shares without sales charges.

Class B Shares

Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AB Mutual Fund, and (iii) as otherwise described below.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within three years of purchase (four years in the case of the International Portfolios). The

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CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

International Portfolios:

Year Since Purchase	CDSC
First	4.00%
Second	3.00%
Third	2.00%
Fourth	1.00%
Fifth and thereafter	None

Fixed-Income Portfolios:

Year Since Purchase	CDSC
First	3.00%
Second	2.00%
Third	1.00%
Fourth and thereafter	None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (eight years in the case of the International Portfolios). If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Portfolio.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares and Class Z Shares. These share classes are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Understanding Sales Charges”). More information on Breakpoints and other sales charge waivers is available in each Portfolio’s SAI.

You Can Reduce Sales Charges

When Buying Class A Shares

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Portfolio with the higher of cost or NAV of existing investments in the Portfolio, any other AB Mutual Fund, AB Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including AB Institutional Funds, by:

•

an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the

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end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Portfolios or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

•	if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH.” In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Portfolios’ SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares

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would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, or a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolios’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Portfolios, ABI and/or the Manager in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees

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in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2015, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Portfolios—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolios are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Portfolio Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Manager, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI does not make additional payments to financial intermediaries for distribution services or educational support.

ABI expects that additional firms may be added to this list from time to time.

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Manager) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the “Exchange”) is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by

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following the procedures specified by your plan sponsor or plan recordkeeper. Your purchase or sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Portfolio Closing Time and submit it to the Portfolio by a pre-arranged time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th Floor

San Antonio, TX 78230

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For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC.

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For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Manager, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day.

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Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Each Portfolio’s Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because certain of the Portfolios may invest significantly in securities of foreign issuers, they may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that

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developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolio’s ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

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Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled,

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liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Board has delegated responsibility for valuing each Portfolio’s assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios’ valuation procedures is available in the Portfolios’ SAI.

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MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER

Each Portfolio’s Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2015 totaling approximately $463 billion (of which approximately $94 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2015, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 32 registered investment companies managed by the Manager, comprising approximately 140 separate investment portfolios, had as of September 30, 2015, approximately 2.7 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
AB International Portfolio	0.85%*	9/30/15
AB Tax-Managed International Portfolio	0.82%*	9/30/15
AB Emerging Markets Portfolio	1.10%*	9/30/15
AB Intermediate New York Municipal Portfolio	0.48%	9/30/15
AB Intermediate California Municipal Portfolio	0.49%	9/30/15
AB Intermediate Diversified Municipal Portfolio	0.42%	9/30/15
AB Short Duration Portfolio	0.45%	9/30/15

*	Fee stated net of any waivers and/or reimbursements. The Manager has agreed to voluntarily waive the annual investment management fees of the Non-U.S. Stock Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. This waiver was effective through October 31, 2015 with respect to the Emerging Markets Portfolio and is effective through October 31, 2016 with respect to the other Non-U.S. Stock Portfolios. Effective November 1, 2015, the Manager has agreed to voluntarily waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the net assets of the Portfolio. This waiver is effective through October 31, 2016 with respect to the Emerging Markets Portfolio.

The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 15, 2017, to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20%, 1.95%, 1.95% and 0.95% for the Class A, Class B, Class C and Class Z shares, respectively, with respect to the International Portfolio; 1.20%, 1.95%, 1.95% and 0.95% for the Class A, Class B, Class C and Class Z shares, respectively, with respect to the Tax-Managed International Portfolio; and 1.25% for the Class Z shares with respect to the Emerging Markets Portfolio.

A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s semi-annual report to shareholders for the fiscal period ended March 31, 2015.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:

The day-to-day management of, and investment decisions for, the AB International Portfolio and AB Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the International Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sharon E. Fay; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2011. She is also Head of AB Equities since prior to 2011 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2011, and Head of Quantitative Research Equities.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth.

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Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Karen Sesin; since 2011; Senior Vice President of the Manager	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager, with which she has been associated in a similar capacity to her current position since prior to 2011.

Kevin F. Simms; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2011. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

The day-to-day management of, and investment decisions for, the AB Emerging Markets Portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons within the Emerging Markets Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Henry D’Auria; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Manager in similar capacities since prior to 2011.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	(See above)

Karen Sesin; since 2011; Senior Vice President of the Manager	(See above)

The day-to-day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since 1999; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.

Fred S. Cohen; since 1994; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Municipal Bond Trading.
R.B. (“Guy”) Davidson III; since 1988; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Municipal Bond Management.

Terrance T. Hults; since 2002; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.

The day-to-day management of, and investment decisions for, the Short Duration Portfolio are made by the Manager’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael S. Canter; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Director of Securitized Assets.

Jon P. Denfeld; since 2008; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2011.

Shawn E. Keegan; since 2005; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011.

Greg J. Wilensky; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, Director of U.S. Multi-Sector Fixed Income, and Director of U.S. Inflation Linked Fixed Income.

The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Manager, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Manager pay to these financial intermediaries and recordkeepers, including those that sell shares of the AB

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Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolios, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Fees and Expenses of the Portfolio.” In addition, financial intermediaries may be affiliates of entities that receive compensation from the Manager or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolios’ SAI, call your financial advisor or visit our website at www.ABglobal.com.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio’s income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Manager, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly reported as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to a Portfolio’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and reported by a Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by a Portfolio are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Portfolio will notify you as to how much of the Portfolio’s distributions, if any, qualify for these reduced tax rates.

Long-term capital gains are taxed at a maximum rate of 15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for individuals with any income above those amounts that is long-term capital gains, and short-term capital gains and other ordinary income are taxed at a maximum rate of 39.6%. A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Portfolio’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Portfolio will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Portfolio shares.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

A 30% withholding tax is currently imposed on dividends, interest and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to: (i) foreign financial

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institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Portfolios’ SAI for information on how you will be taxed as a result of holding shares in the Portfolios.

All Shareholders

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their “adjusted current earnings”. Distributions from a Portfolio that are excluded from gross income will generally be included in such corporation’s “adjusted current earnings” for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio’s investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same potential tax rates applicable to long-term capital gains.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are “substantial users” (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios

Intermediate California Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

72

GENERAL INFORMATION

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Portfolios reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the Portfolios, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding,” does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

73

GLOSSARY

TYPES OF SECURITIES

AMT-Subject bonds are municipal securities with interest that is an item of “tax preference” and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act of 1933, as amended.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

RATING AGENCIES AND INDEXES

Barclays 5-Year General Obligation Municipal Bond Index is an unmanaged index comprised of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years.

The BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE Index (Europe, Australasia, Far East)—The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Moody’s is Moody’s Investors Service, Inc.

Standard & Poor’s is Standard & Poor’s Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Portfolio’s net assets plus any borrowings for investment purposes.

Non-U.S. company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

74

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). Advisor Class shares of the Intermediate New York Municipal Portfolio and Intermediate California Municipal Portfolio are new and have no performance history. As a result, no financial highlights information is provided for Advisor Class shares of the Intermediate New York Municipal Portfolio and Intermediate California Municipal Portfolio. Class Z shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are new and have no performance history. As a result, no financial highlights information is provided for Class Z shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Portfolio, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

75

AB International Portfolio

	CLASS A
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.63		$15.65		$13.07		$12.28		$14.99

Income From Investment Operations
Net investment income(a)	.19	(b)	.35	(b)	.08	(b)	.11	(b)	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)		(.16)		2.70		.89		(2.66)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	.84		.19		2.78		1.00		(2.52)

Less: Dividends
Dividends from net investment income	(.32)		(.21)		(.20)		(.21)		(.19)

Net asset value, end of period	$14.47		$15.63		$15.65		$13.07		$12.28

Total Return
Total investment return based on net asset value(d)	(5.47)%		1.23%		21.55%		8.32%		(17.04)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,172		$4,312		$4,688		$6,201		$7,202
Average net assets (000 omitted)	$4,436		$4,694		$5,196		$6,718		$9,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%+	1.19%		2.10%		2.05%		1.69%
Expenses, before waivers/reimbursements	2.12	%+	1.69%		2.15%		2.09%		1.69%
Net investment income	1.22	%(b)+	2.14	%(b)	.59	%(b)	.85	%(b)	.92%
Portfolio turnover rate	80%		67%		72%		69%		62%

	CLASS B
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.64		$15.56		$12.97		$12.14		$14.82

Income From Investment Operations
Net investment income (loss)(a)	.04	(b)	.22	(b)	(.03	)(b)	(.01	)(b)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)		(.14)		2.67		.90		(2.63)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	(.96)		.08		2.64		.89		(2.60)

Less: Dividends
Dividends from net investment income	(.14)		(.00	)(c)	(.05)		(.06)		(.08)

Net asset value, end of period	$14.54		$15.64		$15.56		$12.97		$12.14

Total Return
Total investment return based on net asset value(d)	(6.17)%		.52%		20.43%		7.38%		(17.67)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$55		$166		$286		$540		$813
Average net assets (000 omitted)	$104		$223		$436		$680		$1,309
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%+	1.89%		2.90%		2.90%		2.46%
Expenses, before waivers/reimbursements	2.82	%+	2.49%		2.97%		2.94%		2.46%
Net investment income (loss)	.23	%(b)+	1.38	%(b)	(.24	)%(b)	(.05	)%(b)	.18%
Portfolio turnover rate	80%		67%		72%		69%		62%

See Footnote Summary on page 79.

76

	CLASS C
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.58		$15.61		$13.01		$12.17		$14.84

Income From Investment Operations
Net investment income (loss)(a)	.07	(b)	.23	(b)	(.01	)(b)	.01	(b)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)		(.15)		2.69		.90		(2.61)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	(.95)		.08		2.68		.91		(2.59)

Less: Dividends
Dividends from net investment income	(.19)		(.11)		(.08)		(.07)		(.08)

Net asset value, end of period	$14.44		$15.58		$15.61		$13.01		$12.17

Total Return
Total investment return based on net asset value(d)	(6.13)%		.49%		20.73%		7.50%		(17.58)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,838		$2,298		$2,650		$2,896		$3,957
Average net assets (000 omitted)	$2,130		$2,594		$2,721		$3,460		$6,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%+	1.89%		2.82%		2.79%		2.40%
Expenses, before waivers/reimbursements	2.85	%+	2.41%		2.88%		2.83%		2.40%
Net investment income (loss)	.45	%(b)+	1.43	%(b)	(.10	)%(b)	.09	%(b)	.16%
Portfolio turnover rate	80%		67%		72%		69%		62%

See Footnote Summary on page 79.

77

AB Tax-Managed International Portfolio

	CLASS A
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.71		$15.78		$13.07		$12.29		$15.02

Income From Investment Operations
Net investment income(a)	.20	(b)	.36	(b)	.13	(b)	.05	(b)	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)		(.17)		2.73		.93		(2.67)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	(.83)		0.19		2.86		0.98		(2.57)

Less: Dividends
Dividends from net investment income	(.34)		(.26)		(.15)		(.20)		(.16)

Net asset value, end of period	$14.54		$15.71		$15.78		$13.07		$12.29

Total Return
Total investment return based on net asset value(d)	(5.37)%		1.18	%*	22.10	%*	8.10%		(17.30)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,410		$1,517		$1,549		$1,405		$2,195
Average net assets (000 omitted)	$1,518		$1,625		$1,465		$1,741		$3,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%+	1.15%		1.88%		2.36%		2.02%
Expenses, before waivers/reimbursements	1.61	%+	1.55%		1.93%		2.40%		2.02%
Net investment income	1.26	%(b)+	2.19	%(b)	.88	%(b)	.37	%(b)	.64%
Portfolio turnover rate	76%		64%		72%		62%		61%

	CLASS B
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.73		$15.65		$12.92		$12.12		$14.82

Income From Investment Operations
Net investment income (loss)(a)	.09	(b)	.24	(b)	(.05	)(b)	(.03	)(b)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)		(.16)		2.78		.90		(2.62)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	(.95)		.08		2.73		.87		(2.64)

Less: Dividends
Dividends from net investment income	(.24)		–0–		–0–		(.07)		(.06)

Net asset value, end of period	$14.54		$15.73		$15.65		$12.92		$12.12

Total Return
Total investment return based on net asset value(d)	(6.09)%		.51	%*	21.13	%*	7.23%		(17.90)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16		$14		$19		$131		$139
Average net assets (000 omitted)	$17		$17		$41		$143		$201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%+	1.84%		2.79%		3.21%		2.76%
Expenses, before waivers/reimbursements	2.30	%+	2.39%		2.84%		3.26%		2.76%
Net investment income (loss)	.56	%(b)+	1.50	%(b)	(.41	)%(b)	(.23	)%(b)	(.16)%
Portfolio turnover rate	76%		64%		72%		62%		61%

See Footnote Summary on page 79.

78

	CLASS C
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$15.66		$15.72		$12.97		$12.13		$14.83

Income From Investment Operations
Net investment income (loss)(a)	.09	(b)	.25	(b)	.00	(b)(c)	(.02	)(b)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)		(.18)		2.75		.91		(2.61)
Contributions from Affiliates	–0–		.00	(c)	–0–		–0–		–0–

Total from investment operations	(.95)		.07		2.75		.89		(2.64)

Less: Dividends
Dividends from net investment income	(.19)		(.13)		– 0 –		(.05)		(.06)

Net asset value, end of period	$14.52		$15.66		$15.72		$12.97		$12.13

Total Return
Total investment return based on net asset value(d)	(6.10)%		.47	%*	21.20	%*	7.38%		(17.89)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$424		$420		$459		$558		$776
Average net assets (000 omitted)	$426		$487		$453		$765		$1,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%+	1.85%		2.63%		3.15%		2.69%
Expenses, before waivers/reimbursements	2.34	%+	2.25%		2.68%		3.20%		2.69%
Net investment income (loss)	.57	%(b)+	1.52	%(b)	(.01	)%(b)	(.19	)%(b)	(.18)%
Portfolio turnover rate	76%		64%		72%		62%		61%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Manager.

(c)	Amount less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the AB Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

79

AB Emerging Markets Portfolio

			EMERGING MARKETS CLASS Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.47	$26.95	$26.72	$24.46	$31.40

Income From Investment Operations
Investment income (loss), net†	0.23 ‡	0.40 ‡	0.32 ‡	0.31 ‡	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.98)	1.35	0.16	3.03	(7.10)

Total from investment operations	(4.75)	1.75	0.48	3.34	(6.77)

Less: Dividends and Distributions
Dividends from net investment income	(0.36)	(0.30)	(0.36)	(0.24)	(0.31)
Distributions from net realized gain on investment transactions	(0.61)	–0–	–0–	(0.94)	–0–

Total dividends and distributions	(0.97)	(0.30)	(0.36)	(1.18)	(0.31)

Portfolio transaction fee	0.02	0.07	0.11	0.10	0.14

Net asset value, end of period	$22.77	$28.47	$26.95	$26.72	$24.46

Total Return(a)(b)	(17.20)%	6.79%	2.17%	14.63%	(22.95)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,110,925	$1,298,583	$1,192,290	$1,239,480	$1,249,690
Average net assets (000 omitted)	$1,279,187	$1,272,134	$1,198,415	$1,303,241	$1,823,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%+	1.44%	1.44%	1.44%	1.45%
Expenses, before waivers/reimbursements	1.49%+	1.49%	1.49%	1.49%	1.45%
Net investment income (loss)	0.84%+‡	1.41%‡	1.19%‡	1.19%‡	1.03%
Portfolio turnover rate	54%	53%	45%	55%	57%

The Financial Highlights shown in the following table are included to assist investors considering the purchase of Class Z shares in their evaluation of the Portfolio’s performance. The Financial Highlights shown reflect returns for the Portfolio’s Emerging Markets Class shares, the only share class of the Portfolio with historical performance information. Emerging Markets Class shares are offered to private clients of the Manager’s Bernstein division and are not available through this prospectus. The fees and expenses of Class Z shares are different from the fees and expenses of Emerging Markets Class shares and if the fees and expenses of Class Z shares were applied to the table above, the returns shown in the table would be different.

†	Based on average shares outstanding.

‡	Net of fees and expenses waived by the Adviser.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14%, 12.34% and (21.38)%, respectively.

(c)	Amount is less than $0.005.

(d)	Amount is less than 0.005%.

80

Intermediate Diversified Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$14.54	$14.36		$14.92	$14.66	$14.75

Income From Investment Operations
Net investment income†	.26	.29		.34	.38	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)	.18		(.53)	.27	(.01)

Total from investment operations	.20	.47		(.19)	.65	.40

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.29)		(.35)	(.38)	(.42)
Distributions from net realized gain on investment transactions	–0–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.26)	(.29)		(.37)	(.39)	(.49)

Net asset value, end of period	$14.48	$14.54		$14.36	$14.92	$14.66

Total Return(a)	1.40%	3.33%		(1.33)%	4.50%	2.79%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$479,736	$1,540,449		$1,108,708	$810,284	$535,805
Average net assets (000 omitted)	$1,459,820	$1,324,941		$819,476	$655,183	$380,510
Ratio to average net assets of:
Expenses	.83%+	0.86%		0.78%	0.78%	0.79%
Net investment income	1.80%+	1.99%		2.34%	2.55%	2.83%
Portfolio turnover rate	15%	19%		19%	16%	18%

	CLASS B
	Year Ended September 30,
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$14.54	$14.37		$14.93	$14.66	$14.76

Net investment income†	.15	.20		.24	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.06)	.16		(.54)	.28	(.02)

Total from investment operations	.09	.36		(.30)	.55	.28

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.19)		(.24)	(.27)	(.31)
Distributions from net realized gain on investment transactions	–0–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distribution	(.15)	(.19)		(.26)	(.28)	(.38)

Net asset value, end of period	$14.48	$14.54		$14.37	$14.93	$14.66

Total Return(a)	.64%	2.52%		(2.02)%	3.79%	1.97%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$96	$113		$382	$536	$817
Average net assets (000 omitted)	$104	$228		$477	$724	$1,032
Ratio to average net assets of:
Expenses	1.59%+	1.55%		1.49%	1.53%	1.53%
Net investment income	1.05%+	1.39%		1.66%	1.82%	2.12%
Portfolio turnover rate	15%	19%		19%	16%	18%

See Footnote Summary on page 86.

81

	CLASS C
	Year Ended September 30,
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$14.54	$14.36		$14.92	$14.66	$14.75

Income From Investment Operations
Net investment income†	.16	.19		.24	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.06)	.18		(.54)	.28	(.02)

Total from investment operations	.10	.37		(.30)	.55	.29

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.19)		(.24)	(.28)	(.31)
Distributions from net realized gain on investment transactions	–0–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.16)	(.19)		(.26)	(.29)	(.38)

Net asset value, end of period	$14.48	$14.54		$14.36	$14.92	$14.66

Total Return(a)	.66%	2.62%		(2.02)%	3.77%	2.07%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$116,939	$134,435		$166,410	$172,473	$111,400
Average net assets (000 omitted)	$125,295	$149,054		$183,14	$139,330	$103,683
Ratio to average net assets of:
Expenses	1.57%+	1.55%		1.48%	1.48%	1.49%
Net investment income	1.07%+	1.33%		1.65%	1.85%	2.14%
Portfolio turnover rate	15%	19%		19%	16%	18%

	ADVISOR CLASS
	June 26, 2015(c) to September 30, 2015

Net asset value, beginning of period	$14.35

Income From Investment Operations
Net investment income†	.08
Net realized and unrealized gain (loss) on investment transactions	.13	†

Total from investment operations	.21

Less: Dividends and Distributions
Dividends from net investment income	(.09)

Net asset value, end of period	$14.47

Total Return(a)	1.40%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,071,776
Average net assets (000 omitted)	$380,380
Ratio to average net assets of:
Expenses	.47	%+*
Net investment income	2.19	%+*
Portfolio turnover rate	15%

See Footnote Summary on page 86.

82

Intermediate California Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.49	$14.29	$14.91	$14.62	$14.84

Income From Investment Operations
Net investment income+	.29	.30	.34	.41	.42
Net realized and unrealized gain (loss) on investment transactions	(.09)	.20	(.61)	.29	(.07)

Total from investment operations	.20	.50	(.27)	.70	.35

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.30)	(.35)	(.41)	(.42)
Distributions from net realized gain on investment transactions	–0–	–0–	–0–	–0–	(.15)

Total dividends and distributions	(.29)	(.30)	(.35)	(.41)	(.57)

Net asset value, end of period	$14.40	$14.49	$14.29	$14.91	$14.62

Total Return(a)	1.41%	3.53%	(1.88)%	4.85%	2.50%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$92,211	$117,157	$120,384	$113,889	$59,978
Average net assets (000 omitted)	$105,062	$115,483	$127,613	$88,033	$49,895
Ratio to average net assets of:
Expenses	.83%+	.87%	.87%	.87%	.88%
Net investment income	2.02%+	2.09%	2.34%	2.76%	2.94%
Portfolio turnover rate	16%	10%	23%	15%	14%

	CLASS B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.48	$14.28	$14.91	$14.62	$14.84

Income From Investment Operations
Net investment income†	.14	.19	.25	.31	.32
Net realized and unrealized gain (loss) on investment transactions	(.09)	.18	(.64)	.29	(.07)

Total from investment operations	.05	.37	(.39)	.60	.25

Less: Dividends and Distribution
Dividends from net investment income	(.14)	(.17)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	–0–	–0–	–0–	–0–	(.15)

Total dividends and distributions	(.14)	(.17)	(.24)	(.31)	(.47)

Net asset value, end of period	$14.39	$14.48	$14.28	$14.91	$14.62

Total Return(a)	.37%	2.61%	(2.63)%	4.11%	1.79%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2	$4	$22	$65	$160
Average net assets (000 omitted)	$3	$11	$48	$112	$305
Ratio to average net assets of:
Expenses	1.88%+	1.69%	1.58%	1.59%	1.59%
Net investment income	.99%+	1.30%	1.69%	2.09%	2.23%
Portfolio turnover rate	16%	10%	23%	15%	14%

See Footnote Summary on page 86.

83

	CLASS C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.49	$14.29	$14.91	$14.62	$14.84

Income From Investment Operations
Net investment income†	.19	.20	.24	.31	.32
Net realized and unrealized gain (loss) on investment transactions	(.09)	.20	(.62)	.29	(.07)

Total from investment operations	.10	.40	(.38)	.60	.25

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	–0–	– 0 –	– 0 –	– 0 –	(.15)

Total dividends and distributions	(.19)	(.20)	(.24)	(.31)	(.47)

Net asset value, end of period	$14.40	$14.49	$14.29	$14.91	$14.62

Total Return(a)	.67%	2.81%	(2.55)%	4.12%	1.79%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,901	$23,036	$28,103	$25,647	$20,163
Average net assets (000 omitted)	$22,305	$25,026	$29,066	$22,572	$19,880
Ratio to average net assets of:
Expenses	1.57%+	1.57%	1.56%	1.58%	1.59%
Net investment income	1.29%+	1.39%	1.66%	2.07%	2.23%
Portfolio turnover rate	16%	10%	23%	15%	14%

See Footnote Summary on page 86.

84

Intermediate New York Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.16	$14.04	$14.66	$14.41	$14.52

Income From Investment Operations
Net investment income†	.31	.32	.35	.39	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)	.12	(.61)	.25	(.06)

Total from investment operations	.25	0.44	(0.26)	0.64	0.35

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.32)	(.35)	(.39)	(.41)
Distributions from net realized gain on investment transactions	–0–	–0–	(.01)	–0–	(.05)

Total dividends and distributions	(.31)	(.32)	(.36)	(.39)	(.46)

Net asset value, end of period	$14.10	$14.16	$14.04	$14.66	$14.41

Total Return(a)	1.80%	3.18%	(1.82)%	4.50%	2.50%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$187,256	$209,558	$217,567	$246,050	$183,641
Average net assets (000 omitted)	$201,391	$205,590	$251,554	$210,357	$163,702
Ratio to average net assets of:
Expenses	.82%+	0.85%	0.84%	0.85%	0.84%
Net investment income	2.21%+	2.28%	2.43%	2.68%	2.86%
Portfolio turnover rate	17%	11%	17%	14%	14%

	CLASS B
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.16	$14.04	$14.65	$14.40	$14.51

Income From Investment Operations
Net investment income†	.21	.23	.25	.28	.30
Net realized and unrealized gain (loss) on investment transactions	(.07)	.11	(.60)	.25	(.06)

Total from investment operations	.14	.34	(.35)	.53	.24

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.25)	(.28)	(.30)
Distributions from net realized gain on investment transactions	–0–	–0–	(.01)	–0–	(.05)

Total dividends and distributions	(.21)	(.22)	(.26)	(.28)	(.35)

Net asset value, end of period	$14.09	$14.16	$14.04	$14.65	$14.40

Total Return(a)	.98%	2.45%	(2.44)%	3.73%	1.75%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26	$154	$425	$595	$754
Average net assets (000 omitted)	$118	$300	$506	$692	$920
Ratio to average net assets of:
Expenses	1.57%+	1.56%	1.55%	1.60%	1.58%
Net investment income	1.47%+	1.60%	1.73%	1.95%	2.13%
Portfolio turnover rate	17%	11%	17%	14%	14%

See Footnote Summary on page 86.

85

	CLASS C
	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.17	$14.05	$14.66	$14.41	$14.52

Income From Investment Operations
Net investment income†	.21	.22	.25	.29	.31
Net realized and unrealized gain (loss) on investment transactions	(.07)	.12	(.60)	.25	(.06)

Total from investment operations	.14	.34	(.35)	.54	.25

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.25)	(.29)	(.31)
Distributions from net realized gain on investment transactions	–0–	–0–	(.01)	–0–	(.05)

Total dividends and distributions	(.21)	(.22)	(.26)	(.29)	(.36)

Net asset value, end of period	$14.10	$14.17	$14.05	$14.66	$14.41

Total Return(a)	.99%	2.46%	(2.44)%	3.77%	1.78%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$58,462	$68,754	$81,041	$91,139	$64,599
Average net assets (000 omitted)	$63,403	$72,947	$92,988	$76,424	$61,580
Ratio to average net assets of:
Expenses	1.55%+	1.56%	1.55%	1.55%	1.54%
Net investment income	1.48%+	1.58%	1.73%	1.97%	2.16%
Portfolio turnover rate	17%	11%	17%	14%	14%

†	Based on average shares outstanding.

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

(c)	Commencement of distribution.

86

AB Short Duration Portfolio

			CLASS A
			Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$11.75		$11.75		$11.91		$11.89		$11.92

Income From Investment Operations
Net investment income†	.03	(a)	.03		.01		.02		.08
Net realized and unrealized gain (loss) on investment and foreign transactions	.02		.02		(.10)		.07		(.01)

Total from investment operations	.05		.05		(.09)		.09		.07

Less: Dividends
Dividends from net investment income	(.05)		(.05)		(.07)		(.07)		(.10)

Net asset value, end of period	$11.75		$11.75		$11.75		$11.91		$11.89

Total Return(c)	.43%		.41%		(.76)%		.72%		.63%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$35,923		$53,727		$44,806		$52,991		$67,806
Average net assets (000 omitted)	$42,125		$58,748		$47,682		$56,893		$64,792
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%+	.95%		.94%		.94%		.92%
Expenses, before waivers/reimbursements	.91	%+	.95%		.94%		.94%		.92%
Net investment income	.23	%(a)+	.22%		.06%		.16%		.67%
Portfolio turnover rate*	86%		67%		120%		134%		99%

			CLASS B
			Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$11.73		$11.72		$11.89		$11.89		$11.92

Income From Investment Operations
Net investment income (loss)†	(.01)		.01	(b)	(.02	)(b)	(.04	)(b)(c)	.00	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		.03		(.11)		.07		(.01)

Total from investment operations	.02		.04		(.13)		.03		(.01)

Less: Dividends
Dividends from net investment income	(.02)		(.03)		(.04)		(.03)		(.02)

Net asset value, end of period	$11.73		$11.73		$11.72		$11.89		$11.89

Total Return(c)	.16%		0.33%		(1.09)%		0.23%		(0.05)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$341		$1,175		$1,703		$2,592		$4,559
Average net assets (000 omitted)	$662		$1,385		$2,071		$3,567		$5,443
Ratio to average net assets of:
Expenses net of waivers/reimbursements	1.17	%+	1.13%		1.20%		1.45%		1.60%
Expenses, before waivers/reimbursements	1.72	%+	1.68%		1.75%		1.78%		1.66%
Net investment income (loss)	(.07	)%+	.05	%(b)	(.20	)%(b)	(.34	)%(b)	(.01	)%(b)
Portfolio turnover rate*	86%		67%		120%		134%		99%

See Footnote Summary on page 88.

87

	CLASS C
	Year Ended September 30,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$11.73		$11.72		$11.89		$11.89		$11.92

Income From Investment Operations
Net investment income (loss)†	.00	(c)	.01	(b)	(.01	)(b)	(.03	)(b)	.00	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign transactions	.01		.03		(.11)		.06		.00	(c)

Total from investment operations	.01		.04		(.12)		.03		.00

Less: Dividends
Dividends from taxable net investment income	(.02)		(.03)		(.05)		(.03)		(.03)

Net asset value, end of period	$11.72		$11.73		$11.72		$11.89		$11.89

Total Return(c)	.08%		0.34%		(1.01)%		0.25%		(.02)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,724		$15,507		$18,421		$20,608		$24,840
Average net assets (000 omitted)	$13,866		$17,270		$19,599		$22,617		$25,340
Ratio to average net assets of:
Expenses	1.17	%+	1.11%		1.11%		1.38%		1.57%
Expenses, before waivers/reimbursements	1.72	%+	1.66%		1.66%		1.72%		1.63%
Net investment income (loss)	(.01	)%+	.06	%(b)	(.11	)%(b)	.27	%(b)	.02	%(b)
Portfolio turnover rate*	86%		67%		120%		134%		99%

*	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Net of fees and expenses waived by Distributor.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

88

APPENDIX A

Hypothetical Investment and Expense Information

The settlement agreement between the Manager and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolios” in this Prospectus about the effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A (Class Z in the case of AB Emerging Markets Portfolio) shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25% (AB Emerging Markets Portfolio does not have an initial sales charge). Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses as reflected under “Fees and Expenses of the Portfolios.” The current annual expense ratio for each Portfolio is the same as stated under “Financial Highlights.” If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the “Mutual Fund Fees and Expenses Calculators” on www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)”, then “Investments—Calculators”). Your actual expenses may be higher or lower.

AB International Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$545.65	$9,933.10
2	9,933.10	496.66	10,429.76	220.07	10,209.69
3	10,209.69	510.48	10,720.17	226.20	10,493.97
4	10,493.97	524.70	11,018.67	232.49	10,786.18
5	10,786.18	539.31	11,325.49	238.97	11,086.52
6	11,086.52	554.33	11,640.85	245.62	11,395.23
7	11,395.23	569.76	11,964.99	252.46	11,712.53
8	11,712.53	585.63	12,298.16	259.49	12,038.67
9	12,038.67	601.93	12,640.60	266.72	12,373.88
10	12,373.88	618.69	12,992.57	274.14	12,718.43
Total		$5,480.24		$2,761.81

AB Tax-Managed International Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$545.65	$9,933.10
2	9,933.10	496.66	10,429.76	165.83	10,263.93
3	10,263.93	513.20	10,777.13	171.36	10,605.77
4	10,605.77	530.29	11,136.06	177.06	10,959.00
5	10,959.00	547.95	11,506.95	182.96	11,323.99
6	11,323.99	566.20	11,890.19	189.05	11,701.14
7	11,701.14	585.06	12,286.20	195.35	12,090.85
8	12,090.85	604.54	12,695.39	201.86	12,493.53
9	12,493.53	624.68	13,118.21	208.58	12,909.63
10	12,909.63	645.48	13,555.11	215.53	13,339.58
Total		$5,592.81		$2,253.23

A-1

AB Emerging Markets Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$130.20	$10,369.80
2	10,369.80	518.49	10,888.29	135.01	10,753.28
3	10,753.28	537.66	11,290.94	140.01	11,150.93
4	11,150.93	557.55	11,708.48	145.19	11,563.29
5	11,563.29	578.16	12,141.45	150.55	11,990.90
6	11,990.90	599.55	12,590.45	156.12	12,434.33
7	12,434.33	621.72	13,056.05	161.90	12,894,15
8	12,894.15	644.71	13,538.86	167.88	13,370.98
9	13,370.98	668.55	14,039.53	174.09	13,865.44
10	13,865.44	693.27	14,558.71	180.53	14,378.18
Total		$5,919.66		$1,541.48

AB Intermediate New York Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$381.48	$10,103.52
2	10,103.52	505.18	10,608.70	84.87	10,523.83
3	10,523.83	526.19	11,050.02	88.40	10,961.62
4	10,961.62	548.08	11,509.70	92.08	11,417.62
5	11,417.62	570.88	11,988.50	95.91	11,892.59
6	11,892.59	594.63	12,487.22	99.90	12,387.32
7	12,387.32	619.37	13,006.69	104.05	12,902.64
8	12,902.64	645.13	13,547.77	108.38	13,439.39
9	13,439.39	671.97	14,111.36	112.89	13,998.47
10	13,998.47	699.92	14,698.39	117.59	14,580.80
Total		$5,866.35		$1,285.55

AB Intermediate California Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$382.50	$10,102.50
2	10,102.50	505.13	10,607.63	85.92	10,521.71
3	10,521.71	526.09	11,047.80	89.49	10,958.31
4	10,958.31	547.92	11,506.23	93.20	11,413.03
5	11,413.03	570.65	11,983.68	97.07	11,886.61
6	11,886.61	594.33	12,480.94	101.10	12,379.84
7	12,379.84	618.99	12,998.83	105.29	12,893.54
8	12,893.54	644.68	13,538.22	109.66	13,428.56
9	13,428.56	671.43	14,099.99	114.21	13,985.78
10	13,985.78	699.29	14,685.07	118.95	14,566.12
Total		$5,863.51		$1,297.39

AB Intermediate Diversified Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$382.50	$10,102.50
2	10,102.50	505.13	10,607.63	85.92	10,521.71
3	10,521.71	526.09	11,047.80	89.49	10,958.31
4	10,958.31	547.92	11,506.23	93.20	11,413.03
5	11,413.03	570.65	11,983.68	97.07	11,886.61
6	11,886.61	594.33	12,480.94	101.10	12,379.84
7	12,379.84	618.99	12,998.83	105.29	12,893.54
8	12,893.54	644.68	13,538.22	109.66	13,428.56
9	13,428.56	671.43	14,099.99	114.21	13,985.78
10	13,985.78	699.29	14,685.07	118.95	14,566.12
Total		$5,863.51		$1,297.39

A-2

AB Short Duration Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$521.52	$9,957.23
2	9,957.23	497.86	10,455.09	100.37	10,354.72
3	10,354.72	517.74	10,872.46	104.38	10,768.08
4	10,768.08	538.40	11,306.48	108.54	11,197.94
5	11,197.94	559.90	11,757.84	112.88	11,644.96
6	11,644.96	582.25	12,227.21	117.38	12,109.83
7	12,109.83	605.49	12,715.32	122.07	12,593.25
8	12,593.25	629.66	13,222.91	126.94	13,095.97
9	13,095.97	654.80	13,750.77	132.01	13,618.76
10	13,618.76	680.94	14,299.70	137.28	14,162.42
Total		$5,745.79		$1,583.37

A-3

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firm’s report and financial statements in each Portfolio’s most recent annual and semi-annual reports to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Manager:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.ABglobal.com

Or you may view or obtain these documents from the Commission:

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington DC 20549-1520.

You also may find these documents and more information about the Manager and the Portfolios on the Internet at: www.ABglobal.com

AllianceBernstein®and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811-05555

PRO-0148-0116

SANFORD C. BERNSTEIN FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 486-5800

Statement of Additional Information

January 15, 2016

This Statement of Additional Information (“SAI”) relates to the following 18 series (each, a “Portfolio”) and classes (each, a “Class”) of shares of the Sanford C. Bernstein Fund, Inc. (the “Fund”):

Portfolio and Class (if applicable)	Exchange Ticker Symbol
Non-U.S. Stock Portfolios
International Portfolio, International Class	SIMTX
Tax-Managed International Portfolio, Tax-Managed International Class	SNIVX
Emerging Markets Portfolio, Emerging Markets Class	SNEMX
Fixed-Income Portfolios
Short Duration New York Municipal Portfolio, Short Duration New York Municipal Class	SDNYX
Short Duration California Municipal Portfolio, Short Duration California Municipal Class	SDCMX
Short Duration Diversified Municipal Portfolio, Short Duration Diversified Municipal Class	SDDMX
New York Municipal Portfolio, New York Municipal Class	SNNYX
California Municipal Portfolio, California Municipal Class	SNCAX
Diversified Municipal Portfolio, Diversified Municipal Class	SNDPX
U.S. Government Short Duration Portfolio, U.S. Government Short Duration Class	SNGSX
Short Duration Plus Portfolio, Short Duration Plus Class	SNSDX
Intermediate Duration Portfolio, Intermediate Duration Class	SNIDX

Overlay Portfolios	Exchange Ticker Symbol
	Class 1	Class 2
Overlay A Portfolio	SAOOX	SAOTX
Tax-Aware Overlay A Portfolio	SATOX	SATTX
Overlay B Portfolio	SBOOX	SBOTX
Tax-Aware Overlay B Portfolio	SBTOX	SBTTX
Tax-Aware Overlay C Portfolio	SCTOX	SCTTX
Tax-Aware Overlay N Portfolio	SNTOX	SNTTX

The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The Overlay Portfolios are NOT designed to be used as stand-alone investments. The Overlay Portfolios should be considered for a portion of an overall investment program managed by Bernstein and not as a balanced investment program.

This SAI is not a prospectus, and should be read in conjunction with the Fund’s Prospectus, dated January 15, 2016, as it may be amended and/or supplemented from time to time.

Certain financial statements from the Fund’s annual report dated September 30, 2015 are incorporated by reference into this SAI. Copies of the Fund’s Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.bernstein.com.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

ii

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

As of February 1, 2002, the names of each Portfolio (other than the Overlay Portfolios) were changed to delete “Bernstein” from their names. As of the same date, “Bernstein Government Short Duration Portfolio” changed its name to “U.S. Government Short Duration Portfolio.” As of September 2, 2003, the “Tax-Managed International Value Portfolio” changed its name to “Tax-Managed International Portfolio,” and the “International Value Portfolio II” changed its name to “International Portfolio.” To reflect a change in investment style from value to a blend of growth and value, as of May 2, 2005, the “Emerging Markets Value Portfolio” changed its name to “Emerging Markets Portfolio.”

Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio’s sections of the Fund’s Prospectus entitled “Investment Objective,” “Principal Strategies,” and “Principal Risks” as well as the sections entitled “Additional Information About Investment Process” and “Additional Investment Information, Special Investment Techniques and Related Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Except for those policies of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

FIXED-INCOME PORTFOLIOS AND OVERLAY PORTFOLIOS

General Investment Policies

Fixed-Income and Overlay Portfolios evaluate a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income and Overlay Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income and Overlay Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

To identify attractive bonds for the Fixed-Income Portfolios, AllianceBernstein L.P. (the “Manager”) evaluates securities and sectors to identify the most attractive securities in the market at a given time—those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if immediately after that purchase less than 80% of the Portfolio’s total assets would consist of securities or commercial paper rated A or higher by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”); SP-1 by Standard & Poor’s, F-1 by Fitch or MIG 1 or VMIG 1 by Moody’s; A-1 by Standard & Poor’s, or P-1 by Moody’s; or of securities and commercial paper that are rated by other rating agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by Standard & Poor’s, Fitch or Moody’s; less than A-2 or SP-2 by Standard & Poor’s, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody’s; or securities and commercial paper that are rated by other rating agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by Standard & Poor’s and Fitch, or Caa

1

by Moody’s. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or Moody’s; below SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. Depending on the Manager’s interest-rate forecast, the Manager may adjust the actual duration of each of the Fixed-Income Portfolios. When interest rates are expected to rise, the Manager may shorten the Portfolio’s duration. When interest rates are expected to fall, the Manager may lengthen the Portfolio’s duration.

The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Each Overlay Portfolio may invest in securities rated CCC by S&P and Fitch, or Caa by Moody’s. Each of the Tax-Aware Overlay B, Tax-Aware Overlay C or Tax-Aware Overlay N Portfolios, however, will generally invest in municipal securities rated A or better by S&P, Fitch or Moody’s (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or Moody’s; below SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio’s shares fluctuates with the value of its investments.

The Portfolios (other than Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio) may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose

2

and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios’ securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The Portfolios may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain

3

mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Specific Investment Policies of Certain Fixed-Income Portfolios

The U.S. Government Short Duration Portfolio

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

Shareholders’ investments in this Portfolio are not insured by the U.S. Government. To the extent that this Portfolio is invested in U.S. Government securities, as defined for tax purposes in a given state, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states’ taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor’s, Fitch or Moody’s; commercial paper rated A-1 by Standard & Poor’s, F-1 by Fitch or P-1 by Moody’s; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

The Municipal Portfolios and the Tax-Aware Overlay B, C and N Portfolios

As a fundamental policy, each of the six Municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Tax-Aware Overlay B, C and N Portfolios may invest significantly in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. “Municipal Securities” are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax (“AMT”).

In addition to Municipal Securities, each Municipal Portfolio and each of the Tax-Aware Overlay B, C and N Portfolios may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-Municipal Security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio’s objectives.

The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the “Fixed-Income Municipal Intermediate Duration Portfolios.”

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified “private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Such private activity bonds (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental

4

subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

The New York Municipal Portfolios

The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio

Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the “New York Municipal Portfolios”) invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax (“New York Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio’s total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either New York Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios’ performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

The Short Duration California Municipal Portfolio and the California Municipal Portfolio

Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the “California Municipal Portfolios”) invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax (“California Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a “regulated investment company” for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio’s total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either California Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

5

Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Tax-Aware Overlay B Portfolio

The Tax-Aware Overlay B Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Portfolio is not appropriate for tax-exempt investors.

Tax-Aware Overlay C Portfolio

To obtain direct fixed-income exposure, the Tax-Aware Overlay C Portfolio may invest in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include California Municipal Securities. For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Because the Portfolio focuses its direct investments in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The Portfolio is not appropriate for tax-exempt investors. Moreover, because the Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Tax-Aware Overlay N Portfolio

To obtain direct fixed-income exposure, the Tax-Aware Overlay N Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include New York Municipal Securities. The income from these securities is exempt from federal and New York personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

Because the Portfolio focuses its direct investments in New York Municipal Securities, the Portfolio’s performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The Portfolio is not appropriate for tax-exempt investors. Moreover, because the Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, such Portfolio may not be appropriate for taxable investors, such as non–New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolios, the Tax-Aware Overlay N Portfolio, the California Municipal Portfolios and the Tax-Aware Overlay C Portfolio)

The primary purpose of investing in a portfolio of a single state’s Municipal Securities is the special tax treatment afforded the state’s resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

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Municipal Securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under “Investment Strategies and Related Risks—Fixed-Income Portfolios and Overlay Portfolios.” See also Appendix A: “Description of Corporate and Municipal Bond Ratings” for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated June 1, 2015, as updated on November 24, 2015, with respect to New York and an Official Statement dated April 21, 2015, with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 1, 2015, and the Update to the Annual Information Statement dated November 24, 2015.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the “State”). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget (“DOB”) intends to manage subsequent capital plans and issuance schedules consistent with the limits.

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The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2015).

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. Available cap room, in regards to debt outstanding, is expected to decline from $3.6 billion in 2015-16 to $363 million in 2019-20. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2015, total State-related debt outstanding was $54.2 billion, equal to approximately 4.9% of personal income. New York ranks fifth in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.

For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2015, the total amount of general obligation debt outstanding was $3.0 billion. The Enacted Budget Capital Plan projects that about $685 million in general obligation bonds will be issued in 2015-16.

Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation (“COPs”), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see “New York Local Government Assistance Corporation,” below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (“PIT”) Revenue Bonds. As of March 31, 2015, approximately $29.8 billion of State PIT Revenue Bonds were outstanding.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State’s ability to issue deficit notes.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’s borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.

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State Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the “Authorities”). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorizations. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2014, there were 19 Authorities that had aggregate outstanding debt of approximately $177 billion, only a portion of which constitutes State-supported or State-related debt.

Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer’s debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2015-16 fiscal year.

Authorities’ operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The Metropolitan Transportation Authority (the “MTA”), which receives the bulk of State appropriations to the Authorities, oversees New York City’s subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Fiscal Year 2015

The State ended FY 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in FY 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year.

General Fund receipts, including transfers from other funds, totaled $67.9 billion in FY 2015, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year.

General Fund disbursements, including transfers to other funds, totaled $62.9 billion in FY 2015, an increase of $1.6 billion (2.6%).

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Fiscal Year 2014

The State ended FY 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that was transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The FY 2014 closing balance was $625 million greater than the FY 2013 closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in FY 2014, an increase of $3.1 billion (5.2%) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8%) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during FY 2013.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in FY 2014, an increase of $2.3 billion (3.9%) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended FY 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2013 closing balance was $177 million less than the FY 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in FY 2013. Total receipts during FY 2013 were $1.9 million (3.3%) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in FY 2013, $2.5 billion (4.4%) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

Economic Overview

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State’s leading economic sector. The services sector accounts for half of all nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing employment continues to decline in importance in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation and other types of equipment.

The trade, transportation and utilities sector accounts for the second largest component of nonagricultural jobs in New York but is only the fifth largest, when measured by wage share. This sector accounts for less employment and wages for the State than for the nation.

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New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Federal, State and local government together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed in mid-2006, with the State rate below that of the nation from the start of the national recession through the end of 2011. The State unemployment rate rose above the national rate again in 2012, where it remains. In 2014, the State unemployment rate was 6.3%, compared to 6.2% for the nation as a whole.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2014, New York per capita personal income was $56,231, compared to $46,129 for the nation as a whole.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2015, the State Legislature passed 22 special acts authorizing bond issuances to finance local government operating deficits.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the Director of the State Budget, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a “fiscally eligible municipality,” the Restructuring Board is authorized to perform a number of functions, including a review of the municipality’s operations and making recommendations on reform and restructuring. The Restructuring Board is also authorized under certain circumstances to resolve labor disputes between municipal employers and employee organizations.

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Litigation

The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could affect adversely the financial condition of the State in FY 2016 or thereafter.

Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2016 Financial Plan. The State believes that the FY 2016 Enacted Budget includes sufficient reserves for the payment of judgments that may be required during FY 2016. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential FY 2016 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced FY 2016 Enacted Budget.

CALIFORNIA

The following is based on information obtained from an Official Statement, dated April 21, 2015, relating to State of California $1,092,355,000 Various Purpose General Obligation Bonds (the “Official Statement”).

Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

Article XIII B. The State is subject to an annual appropriations limit (the “Appropriations Limit”) imposed by Article XIII B to the State Constitution.

Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See “Proposition 98” below.) “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by the entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

The State’s yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

The Department of Finance projected the Appropriations Limit to be $89.902 billion and $93.143 billion under the Appropriations Limit in Fiscal Years 2014-2015 and 2015-16, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges (“K-14 schools”) a minimum share of General Fund revenues.

Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the “first test”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the “second test”), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a “credit” to schools, which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

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The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of January 1, 2015, the State had outstanding $79.0 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $31.7 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

The General Obligation Bond Law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $3.622 billion of variable-rate general obligation bonds, representing about 4.59% of the State’s total outstanding general obligation bonds as of January 1, 2015.

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are marketed to investors. The State had $11.1 billion General Fund-supported lease-purchase debt outstanding as of January 1, 2015.

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants, which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2012-13

The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 million of RANs on August 23, 2012.

As in previous years, the Legislature enacted a cash management bill that authorized deferral of certain payments during Fiscal Year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July and October 2012.

The State continued to benefit from $1.7 billion of additional internal borrowable resources in the State Agency Investment Fund (“SAIF”) during the first part of the fiscal year. The deposits in the SAIF were returned in late April 2013 and the SAIF program is no longer in effect.

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Cash Management in Fiscal Year 2013-14

The State’s cash management plan in Fiscal Year 2013-14 consisted primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion. In addition, pursuant to legislation enacted in the previous fiscal year, within Fiscal Year 2013-14 a payment of $250 million to the California State University (“CSU”) and a payment of $500 million to the University of California were planned to be deferred. Such deferrals are at the discretion of the Director of Finance were to be repaid in May or June of 2014. The CSU agreed that in lieu of a payment deferral it would deposit a like amount into a fund in the State Treasury that can be borrowed by the General Fund.

Cash Management in Fiscal Year 2014-15

The State entered Fiscal Year 2014-15 in the strongest cash position since the start of the recession in 2008. For the first time since 2007-08, the State began the current fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.922 billion. The State expects to manage its cash flow needs for Fiscal Year 2014-15 entirely through the use of internal borrowing and an external RANs borrowing of $2.8 billion. This is the smallest RAN since Fiscal Year 2006-07, and compares with RANs of $10 billion in Fiscal Year 2012-13 and $5.5 billion in Fiscal Year 2013-14.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate, they will consider the use of other cash management techniques as described above, including seeking additional legislation.

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment (“Proposition 58”), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, the Budget Act must be approved by a majority vote of each House of the Legislature (prior to Proposition 25, a two-thirds majority vote was required). The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Current Fiscal Year Budget

The 2015-16 Governor’s Budget, released on January 9, 2015, proposes a multi-year plan that is balanced, and continues to pay down budgetary debt from past years.

General Fund revenues and transfers for Fiscal Year 2015-16 are projected at $113.4 billion, an increase of $5.3 billion, or 4.9%, compared with a revised estimate of $108.0 billion in General Fund revenues and transfers for Fiscal Year 2014-15. These estimates include transfers to the Budget Stabilization Account (“BSA”), also referred to as the State’s “rainy day fund,” of $1.2 billion in Fiscal Year 2015-16 and $1.6 billion in Fiscal Year 2014-15. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers.

General Fund expenditures for Fiscal Year 2015-16 are projected at $113.3 billion, an increase of $1.6 billion, or 1.4%, compared with a revised estimate of $111.7 billion in General Fund expenditures for Fiscal Year 2014-15. The Fiscal Year 2014-15 expenditure level includes a one-time increase of $1.6 billion in General Fund expenditures due to the early repayment of Economic Recovery Bonds.

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The 2014 Budget Act

The 2014-15 Budget, including the 2014 Budget Act, was enacted on June 20, 2014. It included a multi-year plan that was balanced, established a stronger BSA, addressed the California State Teachers’ Retirement System unfunded liabilities, and paid down a substantial portion of budgetary debt from past years.

General Fund revenues and transfers for Fiscal Year 2014-15 were projected at $105.5 billion, an increase of $3.3 billion or 3.2% compared with revised estimates for Fiscal Year 2013-14. General Fund expenditures for Fiscal Year 2014-15 were projected at $108.0 billion, an increase of $7.3 billion or 7.2% compared with revised estimates for Fiscal Year 2013-14. The projected excess of expenditures over revenues and transfers was due in part to a budgetary accounting treatment of the BSA transfer and to the significant amount of expenditures to pay down “wall of debt” liabilities.

The 2013 Budget Act

The 2013-14 Budget, including the 2013 Budget Act that was enacted on June 27, 2013, provided a multi-year General Fund plan that was balanced. For the current fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year-end, and continued to pay down budgetary debt from past years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the fiscal year just ended. On September 12, 2013, the Governor signed legislation appropriating an additional $315 million during Fiscal Year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

General Fund revenues and transfers for Fiscal Year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion or 1.1% compared with revised estimates for Fiscal Year 2012-13. General Fund expenditures for Fiscal Year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion or 0.6% compared with revised estimates for Fiscal Year 2012-13.

Economic Overview

The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. Since the 2010 U.S. Census, California has grown by 1,245,000 persons, reaching a total of 39,500,000 residents in 2014. California’s population is forecast to grow by 351,000 residents annually through 2019.

California’s economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s economic recovery from the recession that began in 2008 spread to more sectors of the economy in 2013 and 2014. In fact, the recently released benchmark revisions revealed that California gained more jobs in 2013 and 2014 than previously estimated and the gains were spread widely across major industry sectors. Growth in the high-technology, international trade, and tourism sectors are being supplemented by better residential construction and real estate conditions. Overall, California’s real GDP increased by 2% in 2013, and totaled $2.2 trillion at current prices, making it the eighth largest economy in the world. While the current drought is one of the most severe in California’s history, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns, and planting fewer acres. A continuation of drought conditions in 2015, however, would be expected to have more severe impacts, as options for adjustment would be more limited.

In 2013, per capita personal income in California averaged $48,434, compared to $44,765 for the nation. The unemployment rate in 2014 was 7.5%, compared to 6.2% for the nation. In 2014, the trade, transportation and utilities sector represented the largest component (18.4%) of California’s non-farm workforce, followed by professional and business services (15.7%), federal, state and local government (15.4%) and leisure and hospitality (15.4%).

After growing 3.9% in 2013, California’s export growth slowed to 3.6% in 2014.

Litigation

The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State’s expenditures or its revenues.

***

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Insurance Feature

The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. (“AGM”) is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation (“National”), a wholly-owned subsidiary of MBIA Inc. (“MBIA”); Financial Guaranty Insurance Company (“FGIC”); Ambac Assurance Corporation (“Ambac”), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation (“ACA”); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) (“Radian”), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. (“Syncora”) (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) (“CIFG NA”); and Berkshire Hathaway Assurance Corporation (“BHAC”), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody’s and S&P ratings reflect the respective rating agency’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

The Diversified Municipal Portfolios

The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio

Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the “Diversified Municipal Portfolios”) will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

THE NON-U.S. STOCK PORTFOLIOS AND OVERLAY PORTFOLIOS

The Tax-Managed International Portfolio, the International Portfolio (collectively referred to as the “International Portfolios”) and the Emerging Markets Portfolio seek long-term capital growth. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies. The International Portfolios will and the Emerging Markets Portfolio may invest in equity securities of issuers in countries that comprise the Morgan Stanley® Capital International Europe, Australasia, Far East (“MSCI EAFE”) index. The International Portfolios will also invest in equity securities of companies in less developed or emerging market countries.

The Overlay Portfolios may invest in equity securities of established domestic and foreign companies, including securities of both large and small emerging market companies. All Portfolios may obtain equity exposure either by investing directly in equity securities or through derivatives.

As used in this SAI, emerging market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation (“IFC”), a subsidiary of the World Bank, to have an “emerging or frontier stock market.”

Emerging Markets Portfolio

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts for the Emerging Markets Portfolio. In managing the Emerging Markets Portfolio, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Manager’s global growth and value research teams.

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The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio’s investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

The Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Portfolio will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

The International Portfolios

The research analyses supporting buy and sell decisions for the International Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. In managing the International Portfolios, the Manager diversifies the investment portfolios using research from its growth, value, stability and other disciplines. Investment decision-making for these Portfolios is made by an investment policy group working in concert with the specific research and investment teams.

Each research process includes both fundamental and quantitative inputs to varying degrees. The specific research questions will vary: in some cases it may be focused on the ability of a company to generate strong returns on capital, in others whether cash flows will remain stable and in some whether management can solve specific challenges facing the company. From a risk control perspective, we review position sizes as well as sector weightings. The Manager’s analysts prepare their own earnings estimates and financial models for each company that they follow.

Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. While the International Portfolios may invest in companies of any size, the Manager expects to invest primarily in large and mid-sized capitalization companies.

International Portfolios and Emerging Markets Portfolio

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios or the Emerging Markets Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The International Portfolios and the Emerging Markets Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor’s, Fitch

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and Moody’s. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these ratings categories, see Appendix A). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Currency Transactions

The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

Certain Investment Risks of the Non-U.S. Stock Portfolios and Overlay Portfolios

Market Risk

Since the International Portfolios and the Emerging Markets Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk—the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio’s composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the International Portfolios and Emerging Markets Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the International Portfolios, Emerging Markets Portfolio and Overlay Portfolios. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolios do not calculate net asset value (“NAV”). As a result, the NAV of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

Currency Risk

See “Currency Transactions” below for a description of currency risk.

Other Risks

Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

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Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Non-U.S. Stock Portfolios and Overlay Portfolios. For example, certain emerging market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging market countries may not fully protect the Non-U.S. Stock Portfolios and Overlay Portfolios against loss or theft of its assets. By way of example and without limitation, a Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (“SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

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Below Investment-Grade Bonds

Much emerging market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

Certain emerging market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the International Portfolios’ or Emerging Markets Portfolio’s ability to repatriate capital or income. The possibility exists that economic development in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Non-U.S. Stock Portfolios and Overlay Portfolios invest and adversely affect the value of the Portfolios’ assets.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Non-U.S. Stock Portfolios and Overlay Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

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Investment Restrictions of the Short Duration Municipal Portfolios

None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

12)	Make investments for the purpose of exercising control or management; or

13)	Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios currently intends to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

2)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for

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resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

5)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)

None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

1)	Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position;

3)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

5)	Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

6)	Purchase oil, gas or other mineral interests;

7)	Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

8)	Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio’s total assets;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

11)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

12)

Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio’s total

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assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

13)	Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

14)	Make investments for the purpose of exercising control or management;

15)	Invest in securities of other registered investment companies;

16)	Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

17)	With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio currently intends to:

1)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

2)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

Neither the Tax-Managed International Portfolio nor the International Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements.

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

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10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Portfolio

The Emerging Markets Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

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10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Overlay Portfolios

As a matter of fundamental policy, each Portfolio may not:

1)	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2)	Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3)	Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4)	Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5)	Purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

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6)	Act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, the Portfolios are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios’ assets consist of:

•	Cash or cash items;

•	Government securities;

•	Securities of other investment companies; and

•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

Each Overlay Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments (“Derivatives”), that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies and commodities. By dynamically allocating investment exposure among various asset classes in the Overlay Portfolios, the Manager will seek to moderate the volatility of diversified client portfolios managed by Bernstein. The Overlay Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through Derivatives. The Overlay Portfolios expect to invest in other funds (such as other AB Mutual Funds or ETFs) to gain exposure to certain asset classes.

Subject to each Portfolio’s investment policies, each Fixed-Income Portfolio may be primarily invested in, and each Overlay Portfolio may invest in, debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Intermediate Duration, Short Duration Plus and Overlay Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging Markets Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. The Overlay Portfolios may obtain equity exposure by investing in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Derivatives. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below. The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectus.

Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios’ and Overlay Portfolios’ assets that are invested in Municipal Securities.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

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The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios’ investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody’s, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio’s quality criteria.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios’ investment objectives and policies would be reevaluated.

Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

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On September 7, 2008, due to the value of FHLMC’s and FNMA’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA, although there is no assurance that it will do so in the future.

The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

The Portfolios may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios and Overlay Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios, other than the Short Duration Municipal Portfolios, and the Overlay Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

In another version of mortgage-related securities, all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.” The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

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In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by “qualified institutional buyers,” including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios’ limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios’ securities could be adversely affected.

Loan Participations and Assignments

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. A Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or higher.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its asset value.

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Foreign (Non-U.S.) Fixed-Income Securities

While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios and the Overlay Portfolios may also invest in foreign-fixed income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short Duration Plus Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section “Certain Investment Risks of the Non-U.S. Stock Portfolios and Overlay Portfolios,” above.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor’s, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration, Short Duration Plus Portfolios and Overlay Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor’s, Fitch or Moody’s or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

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The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

The equity securities in which the Non-U.S. Stock Portfolios and Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the Non-U.S. Stock Portfolios and Overlay Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund’s management fees and other expenses, and will remain subject to payment of the Portfolio’s management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

Each Overlay Portfolio intends to use derivatives to achieve its investment objective. All other Portfolios may, but are not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

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There are four principal types of derivatives — options, futures contracts, forward contracts and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is backed by an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When a Portfolio sells a futures contract, the Portfolio will maintain with its custodian (and mark-to-market daily) assets determined to be liquid that are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract or, in the case of an index futures contract, a portfolio with estimated volatility substantially similar to that of the index on which the futures contract is based. In addition, a Portfolio may hold a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio or at a higher price if an amount equal to the difference is earmarked or segregated with the custodian.

For cash-settled futures contracts, a Portfolio may cover the open position by segregating or “earmarking” liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (or the Portfolio’s net liability), if any, rather than the market value of the futures contract. By doing so, a Portfolio will be able to use these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

None of the Fixed Income Portfolios and the Non-U.S. Stock Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments). Generally, other than as described below, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are (or soon will be) subject to

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mandatory central clearing and trading on a registered electronic facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the Commodity Futures Trading Commission (“CFTC”) or the SEC, depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•	Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

•	Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•	Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives for the first time. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to a Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

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As discussed above, OTC derivatives are subject to Credit Risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. A Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to a Portfolio as market changes continue to be implemented. The overall impact of Dodd-Frank on a Portfolio remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Further, in December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of a Portfolio to invest or remain invested in derivatives. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

•	Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•	Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

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Other. The Portfolios may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a Portfolio invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC, or if the Portfolio markets itself as providing investment exposure to such instruments. With respect to each Portfolio except the Overlay Portfolios, to the extent a Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, each Portfolio (except the Overlay Portfolios) has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Portfolio (except the Overlay Portfolios). Due to the Overlay Portfolios’ potential use of CFTC Derivatives above the prescribed levels, however, each of the Overlay Portfolios will be considered a commodity pool subject to CFTC regulation. Accordingly, the Manager registered as a “commodity pool operator” and is subject to CFTC regulation with respect to the Overlay Portfolios.

Use of Options, Futures Contracts, Forward Contracts and Swaps by a Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

Under certain circumstances, each of the International Portfolios and Overlay Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

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Options on Securities

A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Overlay Portfolios may write covered options or uncovered options. The Fixed Income Portfolios and Non-U.S. Stock Portfolios may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., OTC) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

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Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

Options on Foreign Currencies

A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Futures Contracts and Options on Futures Contracts

Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

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Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Each Portfolio, other than the Overlay Portfolios, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fixed Income Portfolios and Non-U.S. Stock Portfolios may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Overlay Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios’ use of futures contracts will not result in leverage.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (full notional value) of the

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reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps
The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios’ obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio also may invest in interest rate transaction futures.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

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Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

A Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance and Correlation Swaps

A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, among other types of swaps, are, or soon will be subject to mandatory central clearing and trading on a registered electronic facility. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

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Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

Structured Products

Each Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

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Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, each Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Portfolio would receive as an investor in the trust. Each Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Synthetic Foreign Equity Securities

The Non-U.S. Stock Portfolios and Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights

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created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Repurchase Agreements

The Fixed-Income Portfolios may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund’s custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty’s bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund’s custodian) or broker-dealers that are determined to be creditworthy by the Manager.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest on other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Currency Transactions

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, swaps and options on currencies as described above. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain

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foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

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There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Dollar Rolls

The Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the fee roll by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

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Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

Securities Ratings

The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody’s, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of S&P, Moody’s and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Special Risk Considerations for Lower-Rated Securities

Securities rated Ba by Moody’s or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower (“lower-rated securities”), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated

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securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investments in Exchange-Traded Funds and Other Investment Companies

Certain Portfolios may invest in ETFs, and the Overlay Portfolios may invest to a significant extent in shares of other AB Mutual Funds or in ETFs, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Consistent with these requirements, each Portfolio may, under certain circumstances, invest without limit in securities of affiliated investment companies.

As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the management fees and other expenses that the Portfolio bears directly in connection with its own operations.

ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Overlay Portfolios intend to invest from time to time in the AB Pooling Portfolios–AB Multi-Asset Real Return Portfolio. In addition, the Overlay A Portfolio and Tax-Aware Overlay A Portfolio intend to invest from time to time in the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio of Sanford C. Bernstein Fund, Inc. and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of Bernstein Fund, Inc.

Descriptions of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are contained in this SAI, as well as the Prospectus for the Fund. Brief descriptions of each of the AB Multi-Asset Real Return Portfolio, International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio follow. Additional details are available in the prospectus and SAI for the AB Pooling Portfolios and Bernstein Fund, Inc., as applicable. You may request a free copy of the prospectus and/or SAI of these funds by contacting your Financial Advisor.

AB Pooling Portfolios

AB Multi-Asset Real Return Portfolio (“Multi-Asset Pooling Portfolio”) has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Multi-Asset Pooling Portfolio pursues an investment strategy involving a variety of asset classes that the Manager expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Multi-Asset Pooling Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies.

The Multi-Asset Pooling Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Multi-Asset Pooling Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Multi-Asset Pooling Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.

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Bernstein Fund, Inc.

The International Strategic Equities Portfolio (“Strategic Equities Portfolio”) of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The Strategic Equities Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). The Manager will invest the assets of the Strategic Equities Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex-US Index, which includes both developed and emerging market countries. The Manager expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex-US Index and may invest in issuers in countries outside of the MSCI ACWI ex-US Index. Under normal circumstances, the Manager will invest in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. The Strategic Equities Portfolio may, at times, invest significantly in emerging markets.

The Strategic Equities Portfolio may also invest in ETFs and other investment companies from time to time. The Strategic Equities Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps. The Manager will generally seek to employ currency hedging strategies, including the use of currency-related derivatives, to reduce currency risk in the Strategic Equities Portfolio, but is not required to do so.

The International Small Cap Portfolio of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The International Small Cap Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. The Manager will invest the assets of the International Small Cap Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets will be invested in companies located outside of the United States. Under normal circumstances, the Manager will invest in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. The International Small Cap Portfolio may invest in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The International Small Cap Portfolio may also invest in ETFs and other investment companies from time to time. The International Small Cap Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps. The Manager will generally seek to employ currency hedging strategies, including the use of currency-related derivatives, to reduce currency risk in the International Small Cap Portfolio, but is not required to do so.

The Small Cap Core Portfolio of Bernstein Fund, Inc. has an investment objective to provide long-term growth of capital. The Small Cap Core Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities will primarily be common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. The Manager will invest the assets of the Small Cap Core Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S.

The Small Cap Core Portfolio may also invest in ETFs and other investment companies from time to time. The Small Cap Core Portfolio expects to utilize derivatives, such as options, futures contracts, forward contracts and swaps.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) may lend up to 30% of its total assets (including collateral for any security loaned); each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets (including collateral for any security loaned). Each of the Non-U.S. Stock Portfolios and Overlay Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s

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default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AB will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of event-linked fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Intermediate Duration Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Intermediate Duration Portfolio holds an event-linked security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Intermediate Duration Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Intermediate Duration Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Investments in Pre-IPO Securities

The Portfolios may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Portfolio may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded and may be subject to substantial restrictions on resale. As such, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that may, following the public offering, prevent the Portfolio from selling its shares for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

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DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR***
Seth Masters[1] c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)

Senior Vice President of the

Manager with which he has

been associated since prior

to 2011. He is Chief

Investment Officer (“CIO”) of

Bernstein. From 2010 to

2013, he was CIO for Asset

Allocation, overseeing the

firm’s Dynamic Asset

Allocation, Target Date,

Target Risk and Indexed

services. From 2008 to 2010,

he was head of

AB’s Defined

Contribution business unit.

From 2002 to 2008, he was

Chief Investment Officer of

Blend Strategies. From 1994

to 2002, he was CIO of

Emerging Market Value

Equities. He joined Bernstein

in 1991 as a research analyst

covering global financial

firms. Prior to joining

AB, Mr. Masters worked as a

senior associate at Booz,

Allen & Hamilton from 1986

to 1990 and taught

economics in China from

1983 to 1985.

		21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

INDEPENDENT DIRECTORS

Chairman of the Board Bart Friedman#^+ 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

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NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
Suzanne Brenner #+ 58 (2014)	Senior Vice President and CIO of the Metropolitan Museum of Art, which she joined prior to 2011. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation from 1994 to 1999, through a private equity firm, QCS, Inc. from 1992 to 1994, and Ernst & Young LLP from 1981 to 1992. She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Funds

R. Jay Gerken#+ 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

[1]	Mr. Masters became a Director on March 26, 2015.

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NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
William Kristol#+ 62 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry#+ 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group Inc. since prior to 2011 until 2011

Donald K. Peterson#+ 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
***	Mr. Masters is an “interested person,” as defined in the 1940 Act, because of his affiliation with the Manager.
#	Member of the Fund’s Audit Committee and Independent Directors Committee.
^	Member of the Fund’s Fair Value Pricing Committee.
+	Member of the Fund’s Nominating, Governance and Compensation Committee.

The business affairs of the Fund are managed under the oversight of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for

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nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Mr. Masters has business, finance and investment management experience as Chief Investment Officer of Bernstein Private Wealth Management and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the Fund: Ms. Brenner has investment management experience as a Chief Investment Officer and certified public accountant, and has experience as a board member. Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolios in accordance with the Portfolios’ investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

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Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to oversight by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

The Board has four standing committees of the Board – an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met four times during the Fund’s most recently completed fiscal year.

The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met four times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be

56

made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Manager’s Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund’s NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund’s most recently completed fiscal year.

Meetings of the Nominating, Governance and Compensation Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies in the AB Fund Complex (as defined in “MANAGEMENT OF THE FUND – Manager” below) owned by each Director, if any, as of December 31, 2015.

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Dollar Range of Equity Securities in the
Name	U.S. Government Short Duration Portfolio	Short Duration Plus Portfolio	Short Duration New York Municipal Portfolio	Short Duration California Municipal Portfolio	Short Duration Diversified Municipal Portfolio	Intermediate Duration Portfolio
Interested Directors:
Dianne F. Lob[1]	None	None	None	None	None	Over $100,000
Seth Masters[2]	None	None	$10,001-$50,000	None	None	None

Independent Directors:
Suzanne Brenner	None	None	None	None	None	None
Bart Friedman	None	None	None	None	None	None
R. Jay Gerken	None	None	None	None	Over $100,000	None
William Kristol	None	None	None	None	$50,001-$100,000	None
Debra Perry	None	None	None	None	None	None
Donald K. Peterson	None	None	None	None	None	None
Thomas B. Stiles II3	None	None	None	None	None	None
Rosalie J. Wolf[3]	None	None	None	None	None	None

[1]	Ms. Lob resigned as a Director effective March 26, 2015.
[2]	Mr. Masters became a Director effective March 26, 2015.
[3]	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

Dollar Range of Equity Securities in the
Name	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Tax Managed International Portfolio	International Portfolio	Emerging Markets Portfolio
Interested Directors:
Dianne F. Lob[1]	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
Seth Masters[2]	None	None	None	Over $100,000	None	Over $100,000
Independent Directors:
Suzanne Brenner	$50,001-$100,000	None	None	$10,001-$50,000	None	None
Bart Friedman	None	None	None	Over $100,000	None	Over $100,000
R. Jay Gerken	None	None	None	$50,001-$100,000	None	$50,001-$100,000
William Kristol	None	None	Over $100,000	None	None	None
Debra Perry	None	None	None	Over $100,000	None	$10,001-$50,000
Donald K. Peterson	None	None	None	None	Over $100,000	None
Thomas B. Stiles II3	None	None	None	$50,001-$100,000	None	$50,001-$100,000
Rosalie J. Wolf[3]	$1-$10,000	None	None	None	None	None

[1]	Ms. Lob resigned as a Director effective March 26, 2015.
[2]	Mr. Masters became a Director effective March 26, 2015.
[3]	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

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	Dollar Range of Equity Securities in the						Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in AB Fund Complex
Name	Overlay A Portfolio	Tax-Aware A Portfolio	Overlay B Portfolio	Tax-Aware B Portfolio	Tax-Aware C Portfolio	Tax-Aware N Portfolio
Interested Directors:
Dianne F. Lob[1]	None	Over $100,000	None	None	None	Over $100,000	Over $100,000
Seth Masters[2]	$50,001-$100,000	Over $100,000	None	None	None	None	Over $100,000

Independent Directors:
Suzanne Brenner	None	$10,001-$50,000	None	None	None	$10,001 -$50,000	Over $100,000
Bart Friedman	None	None	None	None	None	None	Over $100,000
R. Jay Gerken	None	None	None	None	None	None	Over $100,000
William Kristol	None	None	None	None	None	None	Over $100,000
Debra Perry	None	None	None	None	None	None	Over $100,000
Donald K. Peterson	None	None	None	None	None	None	Over $100,000
Thomas B. Stiles II3	None	None	None	None	None	None	Over $100,000
Rosalie J. Wolf[3]	None	None	None	None	None	None	$1-$10,000

[1]	Ms. Lob resigned as a Director effective March 26, 2015.
[2]	Mr. Masters became a Director effective March 26, 2015.
[3]	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

As of December 28, 2015, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

As of December 28, 2015, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2015 by the Fund, the aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2015 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

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Name of Director	Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex Including the Fund, as to which the Director is a Director or Trustee
Interested Directors:
Dianne F. Lob*	$0	$0	2	21
Seth Masters**	$0	$0	2	21
Independent Directors:
Suzanne Brenner	$200,000	$200,000	2	21
Bart Friedman	$250,000	$250,000	2	21
R. Jay Gerken	$200,000	$200,000	2	21
William Kristol	$200,000	$200,000	2	21
Debra Perry	$215,000	$215,000	2	21
Donald K. Peterson	$225,000	$225,000	2	21
Thomas B. Stiles II***	$200,000	$145,000	2	21
Rosalie J. Wolf***	$195,000	$140,000	2	21

*	Ms. Lob resigned as a Director on March 26, 2015.
**	Mr. Masters became a Director on March 26, 2015.
***	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 55	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2011. She is also Head of AB Equities since prior to 2011 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent W. Hargis, 47	Vice President	Senior Vice President of the Manager**, with which he has been associated in a similar capacity to his current position since prior to 2011, and Head of Quantitative Research Equities.

Henry D’Auria, 53	Vice President	Senior Vice President of the Manager** and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Manager in similar capacities since prior to 2011.

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Laurent Saltiel, 45	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth.

Karen A. Sesin, 56	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager**, with which she has been associated in a similar capacity to her current position since prior to 2011.

Kevin F. Simms, 49	Vice President	Senior Vice President of the Manager**, with which he has been associated in a substantially similar capacity to his current position since prior to 2011. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

Michael G. Brooks, 67	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Fred S. Cohen, 57	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Director of Municipal Bond Trading.

R.B. (“Guy”) Davidson III, 54	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Director of Municipal Bond Management.

Terrance T. Hults, 49	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Michael S. Canter, 46	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Jon P. Denfeld, 45	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2011.

Shawn E. Keegan, 44	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Chief Investment Officer and Head of AB Fixed Income.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Manager**, with which he has been associated in a substantially similar capacity to his current position since prior to 2011, and Director of Emerging Market Debt.

Greg J. Wilensky, 48	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, Director of U.S. Multi-Sector Fixed Income and Director of U.S. Inflation Linked Fixed Income.

Daniel J. Loewy, 41	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Vadim Zlotnikov, 53	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Alexander Barenboym, 43	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Manager** since 2014. Prior thereto, he was Vice President and Head of Mutual Fund Compliance of the Manager since prior to 2011.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABIS and ABI are affiliates of the Fund.

MANAGEMENT OF THE FUND

Manager. The Fund’s investment manager is AllianceBernstein L.P., a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2015, totaling approximately $463 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2015, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.8%
AllianceBernstein Holding L.P.	35.8%
Unaffiliated holders	1.4%

100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which, (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of September 30, 2015, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 62.8% economic interest in the Manager as of September 30, 2015.

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Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AB manages the investment of each Portfolio’s assets. AB makes investment decisions for each Portfolio and places purchase and sale orders. The services of AB are not exclusive under the terms of the Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AB is free to render similar services to others.

AB has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by AB under the Management Agreement may be furnished through the medium of any such directors, officers or employees of AB. In connection with the provision of its services under the Management Agreement, AB bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with AB.

Each Portfolio pays AB for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90%

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Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

Expense Limitations. The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 15, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the following percentage of the applicable Portfolio’s average daily net assets:

Portfolio	Expense Limitation
International Portfolio	1.20%
Tax-Managed International Portfolio	1.20%
Emerging Markets Portfolio	1.50%

The Manager has agreed to voluntarily waive the annual investment management fees of the Non-U.S. Stock Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. This waiver was effective through October 31, 2015 with respect to the Emerging Markets Portfolio and is effective through October 31, 2016 with respect to the other Non-U.S. Stock Portfolios. Effective November 1, 2015, the Manager has agreed to voluntarily waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the net assets of the Portfolio. This waiver is effective through October 31, 2016 with respect to the Emerging Markets Portfolio.

In addition, the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Overlay A Portfolio and the Tax-Aware Overlay A Portfolio in order to fully offset all fees and expenses related to each Portfolio’s investment in other AB Mutual Funds. This contractual waiver extends for two years from the date each Portfolio first makes investments in such other funds.

The table below indicates the investment management fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2013, September 30, 2014 and September 30, 2015:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2013	2014	2015
U.S. Government Short Duration Portfolio	$369,445	$219,484	$179,598
Short Duration Plus Portfolio	$2,416,521	$1,910,435	$1,565,040
Short Duration New York Municipal Portfolio	$509,331	$447,027	$335,617
Short Duration California Municipal Portfolio	$374,507	$233,623	$146,352
Short Duration Diversified Municipal Portfolio	$1,457,650	$1,256,598	$982,044
Intermediate Duration Portfolio	$19,621,662	$17,540,770	$16,303,288
New York Municipal Portfolio	$8,418,367	$7,926,286	$8,191,418
California Municipal Portfolio	$5,488,220	$5,335,922	$5,606,088
Diversified Municipal Portfolio	$23,639,632	$25,044,522	$27,191,295
Tax-Managed International Portfolio	$31,208,645	$33,934,690	$32,625,196
International Portfolio	$13,771,258	$14,679,141	$14,149,164
Emerging Markets Portfolio	$13,833,354	$14,607,410	$14,681,467
Overlay A Portfolio	$13,828,944	$16,339,799	$17,895,586
Tax-Aware Overlay A Portfolio	$27,507,826	$33,565,096	$37,140,167
Overlay B Portfolio	$6,789,830	$6,995,081	$7,220,300

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	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2013	2014	2015
Tax-Aware Overlay B Portfolio	$10,788,284	$11,201,482	$11,571,418
Tax-Aware Overlay C Portfolio	$2,978,204	$3,244,257	$3,356,511
Tax-Aware Overlay N Portfolio	$2,387,316	$2,495,260	$2,631,396

The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with the Manager. The Manager serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of the Manager’s duties in this regard may be delegated. The Manager has delegated some of such duties to ABIS and to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”), each a wholly-owned subsidiary of the Manager. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by the Manager and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio’s average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Portfolio for these services is 0.25% of that Portfolio’s average daily net assets. For the Class 1 shares of each Overlay Portfolio, the Manager charges an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Overlay A and Tax-Aware Overlay A Portfolios). The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2013, September 30, 2014 and September 30, 2015:

	Shareholder Servicing Fee for the Fiscal Years Ended September 30,
Portfolio	2013	2014	2015
U.S. Government Short Duration Portfolio	$82,099	$48,774	$39,911
Short Duration Plus Portfolio	$467,653	$347,138	$291,134
Short Duration New York Municipal Portfolio	$113,185	$99,339	$74,582
Short Duration California Municipal Portfolio	$83,224	$51,916	$32,523
Short Duration Diversified Municipal Portfolio	$323,922	$279,244	$218,232
Intermediate Duration Portfolio	$4,405,415	$3,885,193	$3,575,822
New York Municipal Portfolio	$1,414,589	$1,371,449	$1,444,292
California Municipal Portfolio	$951,766	$934,129	$1,007,317
Diversified Municipal Portfolio	$4,465,399	$4,395,640	$4,800,047
Tax-Managed International Portfolio	$8,953,528	$9,754,879	$9,370,156
International Portfolio	$3,808,901	$4,078,030	$3,924,256
Emerging Markets Portfolio	$2,996,037	$3,180,336	$3,197,968
Overlay A Portfolio	$2,553,392	$2,925,305	$3,196,659
Tax-Aware Overlay A Portfolio	$4,710,211	$5,735,854	$6,354,823
Overlay B Portfolio	$1,289,967	$1,321,055	$1,367,250
Tax-Aware Overlay B Portfolio	$1,708,364	$1,796,642	$1,851,256
Tax-Aware Overlay C Portfolio	$425,756	$468,425	$503,504
Tax-Aware Overlay N Portfolio	$463,288	$485,150	$515,926

Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AB under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AB; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the

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Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers’ insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 21-22, 2015.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Blended Style Series, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Core Opportunities Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AB Pooling Portfolios, The AB Portfolios, Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and Bernstein Fund, Inc., all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, Alliance California Municipal Income Fund, Inc., and AllianceBernstein National Municipal Income Fund, all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively below as the “AB Funds” or “AB Fund Complex.”

Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the “Distributor”) of each Portfolio’s shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2015, AB employees had approximately $2,285,082.10 invested in shares of the Fund and $66,895,361.61 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

•	International Portfolio

•	Tax-Managed International Portfolio

•	Emerging Markets Portfolio

66

The management of and investment decisions for the International Portfolios are made by the International Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios are: Kent W. Hargis, Sharon E. Fay, Laurent Saltiel, Karen Sesin and Kevin F. Simms. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The management of and investment decisions for the Emerging Markets Portfolio are made by the Emerging Markets Team. The three investment professionals1 with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Henry D’Auria, Laurent Saltiel and Karen Sesin. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sharon E. Fay	$100,001-$500,000
Kent W. Hargis	$50,001-$100,000

Tax-Managed International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sharon E. Fay	Over $1,000,000

[1]	Investment professionals at AB include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Emerging Markets Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Henry D’Auria	$500,001-$1,000,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sharon E. Fay	42	$10,240	None	None
Kent W. Hargis	22	$2,304	None	None
Laurent Saltiel	84	$10,422	None	None
Karen Sesin	37	$10,002	None	None
Kevin F. Simms	117	$12,154	None	None

67

Tax-Managed International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sharon E. Fay	42	$8,128	None	None
Kent W. Hargis	22	$191	None	None
Laurent Saltiel	84	$8,309	None	None
Karen Sesin	37	$7,889	None	None
Kevin F. Simms	117	$10,041	None	None

Emerging Markets Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Henry D’Auria	37	$10,184	None	None
Laurent Saltiel	84	$10,768	None	None
Karen Sesin	37	$10,348	None	None

International Portfolio

Tax-Managed International Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Sharon E. Fay	183	$24,219	2	$180
Kent W. Hargis	45	$1,473	None	None
Laurent Saltiel	119	$22,787	2	$188
Karen Sesin	94	$21,915	2	$188
Kevin F. Simms	244	$25,131	4	$210

68

Emerging Markets Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Henry D’Auria	179	$24,261	3	$188
Laurent Saltiel	119	$22,787	2	$188
Karen Sesin	94	$21,915	2	$188

International Portfolio

Tax-Managed International Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Sharon E. Fay	56	$21,495	5	$929
Kent W. Hargis	24,942	$13,958	None	None
Laurent Saltiel	26	$17,550	1	$27
Karen Sesin	25	$17,750	None	None
Kevin F. Simms	91	$27,825	6	$1,274

Emerging Markets Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Henry D’Auria	58	$21,542	5	$929
Laurent Saltiel	26	$17,550	1	$27
Karen Sesin	25	$17,750	None	None

Sanford C. Bernstein Fund, Inc.

•	Short Duration New York Municipal Portfolio

•	Short Duration California Municipal Portfolio

•	Short Duration Diversified Municipal Portfolio

•	New York Municipal Portfolio

•	California Municipal Portfolio

•	Diversified Municipal Portfolio

The management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the Portfolios are: Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios” in the Prospectus.

69

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

Short Duration New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
R. B. Davidson III	$10,001-$50,000

New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Michael Brooks	Over $1,000,000
R. B. Davidson III	Over $1,000,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

Short Duration New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$19,304	None	None
Fred S. Cohen	39	$19,304	None	None
R. B. Davidson III	39	$19,304	None	None
Terrance T. Hults	39	$19,304	None	None

Short Duration California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$19,069	None	None
Fred S. Cohen	39	$19,069	None	None
R. B. Davidson III	39	$19,069	None	None
Terrance T. Hults	39	$19,069	None	None

70

Short Duration Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$18,904	None	None
Fred S. Cohen	39	$18,904	None	None
R. B. Davidson III	39	$18,904	None	None
Terrance T. Hults	39	$18,904	None	None

New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$17,647	None	None
Fred S. Cohen	39	$17,647	None	None
R. B. Davidson III	39	$17,647	None	None
Terrance T. Hults	39	$17,647	None	None

California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$18,057	None	None
Fred S. Cohen	39	$18,057	None	None
R. B. Davidson III	39	$18,057	None	None
Terrance T. Hults	39	$18,057	None	None

71

Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$14,232	None	None
Fred S. Cohen	39	$14,232	None	None
R. B. Davidson III	39	$14,232	None	None
Terrance T. Hults	39	$14,232	None	None

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Brooks	12	$1,609	None	None
Fred S. Cohen	12	$1,609	None	None
R. B. Davidson III	12	$1,609	None	None
Terrance T. Hults	12	$1,609	None	None

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Brooks	1,698	$12,045	3	$321
Fred S. Cohen	1,698	$12,045	3	$321
R. B. Davidson III	1,698	$12,045	3	$321
Terrance T. Hults	1,698	$12,045	3	$321

Sanford C. Bernstein Fund, Inc.

•	U.S. Government Short Duration Portfolio

•	Short Duration Plus Portfolio

72

The management of and investment decisions for the Portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the U.S. Government Short Duration Portfolio are: Jon P. Denfeld, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky. The four investment professionals with the most significant responsibility for the day-to-day management of Short Duration Plus Portfolio are: Michael S. Canter, Jon P. Denfeld, Shawn E. Keegan and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

U.S. Government Short Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Jon P. Denfeld	87	$7,269	None	None
Shawn E. Keegan	3	$313	None	None
Douglas J. Peebles	92	$11,797	None	None
Greg J. Wilensky	87	$7,269	None	None

Short Duration Plus Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael S. Canter	3	$4,106	None	None
Jon P. Denfeld	87	$7,042	None	None
Shawn E. Keegan	3	$313	None	None
Douglas J. Peebles	92	$11,797	None	None
Greg J. Wilensky	87	$7,042	None	None

73

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael S. Canter*	5	$856	None	None
Jon P. Denfeld	56	$1,021	None	None
Shawn E. Keegan	32	$16,667	None	None
Douglas J. Peebles**	89	$5,521	None	None
Greg J. Wilensky	56	$1,021	None	None

*	Mr. Canter is not a portfolio manager of the U.S. Government Short Duration Portfolio as of the date of this SAI.
**	Mr. Peebles is not a portfolio manager of the Short Duration Plus Portfolio as of the date of this SAI.

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael S. Canter*	1	$572	1	$406
Jon P. Denfeld	5	$980	1	$406
Shawn E. Keegan	34	$59,287	1	$3,866
Douglas J. Peebles**	89	$28,728	4	$4,424
Greg J. Wilensky	5	$980	1	$406

*	Mr. Canter is not a portfolio manager of the U.S. Government Short Duration Portfolio as of the date of this SAI.
**	Mr. Peebles is not a portfolio manager of the Short Duration Plus Portfolio as of the date of this SAI.

Sanford C. Bernstein Fund, Inc.

•	Intermediate Duration Portfolio

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Michael S. Canter, Paul J. DeNoon, Shawn E. Keegan, Douglas J. Peebles, and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

74

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

Intermediate Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael S. Canter	3	$915	None	None
Paul J. DeNoon	36	$9,361	None	None
Shawn E. Keegan	3	$313	None	None
Douglas J. Peebles	92	$11,797	None	None
Greg J. Wilensky	87	$3,852	None	None

Intermediate Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael S. Canter	5	$856	None	None
Paul J. DeNoon	107	$28,524	None	None
Shawn E. Keegan	32	$16,667	None	None
Douglas J. Peebles	89	$5,521	None	None
Greg J. Wilensky	56	$1,021	None	None

Intermediate Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael S. Canter	1	$572	1	$406
Paul J. DeNoon	15	$10,720	None	None
Shawn E. Keegan	34	$59,287	None	None
Douglas J. Peebles	89	$28,728	None	None
Greg J. Wilensky	5	$980	None	None

75

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The management of and investment decisions for the Overlay Portfolios are made by the Asset Allocation Team. The four investment professionals on the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios are: Alexander Barenboym, Daniel J. Loewy, Seth J. Masters and Vadim Zlotnikov For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Portfolios’ Prospectus.

Overlay A Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Seth J. Masters	$50,001-$100,000

Tax-Aware Overlay A Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Seth J. Masters	Over $1,000,000
Daniel J. Loewy	$50,001-$100,000

Tax-Aware Overlay N Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Daniel J. Loewy	$50,001-$100,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$7,881	None	None
Daniel J. Loewy	82	$8,509	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$9,914	None	None

[1]	Investment professionals at AB include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

76

Tax-Aware Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$5,785	None	None
Daniel J. Loewy	82	$6,431	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$7,818	None	None

Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$8,633	None	None
Daniel J. Loewy	82	$9,262	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$10,667	None	None

Tax-Aware Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$7,998	None	None
Daniel J. Loewy	82	$8,627	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$10,032	None	None

77

Tax-Aware Overlay C Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$9,256	None	None
Daniel J. Loewy	82	$9,885	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$11,290	None	None

Tax-Aware Overlay N Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	38	$9,357	None	None
Daniel J. Loewy	82	$9,986	None	None
Seth J. Masters	40	$14,041	None	None
Vadim Zlotnikov	108	$11,391	None	None

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Alexander Barenboym	1	$512	None	None
Daniel J. Loewy	259	$20,833	None	None
Seth J. Masters	94	$21,915	12	188
Vadim Zlotnikov	242	$21,033	None	None

78

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Alexander Barenboym	31	$7,528	None	None
Daniel J. Loewy	61	$24,628	None	None
Seth J. Masters	24,425	$30,692	None	None
Vadim Zlotnikov	124	$35,443	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment

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opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolios. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to the Manager’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

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NET ASSET VALUE

The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio’s per share NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies. The Manager has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio’s assets on behalf of the Portfolios.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

(a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price; an Over-the-Counter (“OTC”) equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

(b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

(d) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(e) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(f) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(g) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(h) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Manager is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

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(i) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Manager reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Manager receives multiple broker quotes that are deemed to be reliable, then the Manager will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

(j) bank loans are valued on the basis of bid prices provided by a pricing vendor;

(k) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Manager that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(l) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor;

(m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provide by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., NDF) rate is available, the Manager will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(n) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Manager or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Manager;

(o) short-term securities held in money market funds: the valuation of securities held in AB’s money market funds is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The Manager also determines the net asset value of each money market fund based upon money market prices provided by an independent pricing vendor on a daily basis. This allows the Manager to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

(p) mutual funds and other pooled vehicles: the Manager receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

(t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Manager becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

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When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Each Portfolio’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Directors, the Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, a Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, the Manager believes that its receipt probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Manager in connection with a Portfolio.

The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Portfolio.

A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

Transactions for the Portfolios in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. These transactions will generally be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Portfolios’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Manager expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

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Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department for the Manager.

The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Bernstein LLC, and SCB Limited (“Bernstein Limited”, a United Kingdom broker-dealer), affiliates of the Manager (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid to an Affiliated Broker during each Portfolio’s three most recent fiscal years, and, during the most recent fiscal year, the Affiliated Broker’s percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2013	$5,551,145	$3,334,797	$3,373,663,357
Fiscal Year Ended September 30, 2014	$5,224,634	$4,218,873	$3,436,859,519
Fiscal Year Ended September 30, 2015	$5,632,491	$0	$0
International Portfolio
Fiscal Year Ended September 30, 2013	$2,404,385	$1,454,304	$1,494,116,946
Fiscal Year Ended September 30, 2014	$2,193,704	$1,768,307	$1,554,571,681
Fiscal Year Ended September 30, 2015	$2,346,292	$0	$0
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2013	$1,741,185	$861,899	$537,232,271
Fiscal Year Ended September 30, 2014	$2,099,210	$1,792,915	$1,078,847,527
Fiscal Year Ended September 30, 2015	$1,939,196	$0	$0
U.S. Government Short Duration Portfolio
Fiscal Year Ended September 30, 2013	$2,502	$0	$0
Fiscal Year Ended September 30, 2014	$1,917	$0	$0
Fiscal Year Ended September 30, 2015	$1,200	$0	$0
Short Duration Plus Portfolio
Fiscal Year Ended September 30, 2013	$20,989	$0	$0
Fiscal Year Ended September 30, 2014	$14,675	$0	$0
Fiscal Year Ended September 30, 2015	$9,911	$0	$0
Short Duration New York Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0	$0	$0
Fiscal Year Ended September 30, 2014	$0	$0	$0
Fiscal Year Ended September 30, 2015	$0	$0	$0

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Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Short Duration California Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0	$0	$0
Fiscal Year Ended September 30, 2014	$0	$0	$0
Fiscal Year Ended September 30, 2015	$0	$0	$0

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Short Duration Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0		$0	$0
Fiscal Year Ended September 30, 2014	$0		$0	$0
Fiscal Year Ended September 30, 2015	$0		$0	$0
Intermediate Duration Portfolio
Fiscal Year Ended September 30, 2013	$4,477		$0	$0
Fiscal Year Ended September 30, 2014	$13,951		$0	$0
Fiscal Year Ended September 30, 2015	$72,743		$0	$0
New York Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0		$0	$0
Fiscal Year Ended September 30, 2014	$0		$0	$0
Fiscal Year Ended September 30, 2015	$0		$0	$0
California Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0		$0	$0
Fiscal Year Ended September 30, 2014	$0		$0	$0
Fiscal Year Ended September 30, 2015	$0		$0	$0
Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0		$0	$0
Fiscal Year Ended September 30, 2014	$0		$0	$0
Fiscal Year Ended September 30, 2015	$0		$0	$0
Overlay A Portfolio
Fiscal Year Ended September 30, 2013	$3,703,447	[1]	$1,185,593	$2,059,412,482
Fiscal Year Ended September 30, 2014	$1,528,917		$1,081,513	$2,087,949,364
Fiscal Year Ended September 30, 2015	$1,452,987		$1,048,233	$2,059,267,491
Tax-Aware Overlay A Portfolio
Fiscal Year Ended September 30, 2013	$7,354,505	[1]	$2,551,717	$4,098,535,134
Fiscal Year Ended September 30, 2014	$3,349,864		$2,315,369	$4,243,757,577
Fiscal Year Ended September 30, 2015	$3,006,386		$2,182,197	$4,320,450,571
Overlay B Portfolio
Fiscal Year Ended September 30, 2013	$782,430	[1]	$117,496	$277,094,864
Fiscal Year Ended September 30, 2014	$171,176		$45,258	$152,812,972
Fiscal Year Ended September 30, 2015	$90,598		$67,188	$506,691,161
Tax-Aware Overlay B Portfolio
Fiscal Year Ended September 30, 2013	$1,134,629	[1]	$133,550	$360,818,676
Fiscal Year Ended September 30, 2014	$272,690		$65,909	$226,306,548
Fiscal Year Ended September 30, 2015	$244,388		$97,545	$673,306,602
Tax-Aware Overlay C Portfolio
Fiscal Year Ended September 30, 2013	$310,322	[1]	$36,576	$99,274,005
Fiscal Year Ended September 30, 2014	$77,799		$19,578	$67,000,391
Fiscal Year Ended September 30, 2015	$71,619		$28,709	$197,556,236
Tax-Aware Overlay N Portfolio
Fiscal Year Ended September 30, 2013	$252,919	[1]	$30,071	$82,041,336
Fiscal Year Ended September 30, 2014	$60,530		$14,693	$50,458,891
Fiscal Year Ended September 30, 2015	$35,796		$22,545	$155,355,002

[1]	The aggregate brokerage commissions paid by the Portfolio increased materially in 2013 due to an increase in the number of transactions.

The Portfolios may from time to time place orders for the purchase or sale of securities with the Affiliated Brokers. In such instances the placement of orders with the Affiliated Brokers would be consistent with the Portfolios’ objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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Information about the brokerage commissions paid by the Portfolios to the Affiliated Brokers is set forth in the following table:

Portfolio	Brokerage Commissions Paid to Affiliated Brokers
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
International Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
U.S. Government Short Duration Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Short Duration Plus Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Short Duration New York Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Short Duration California Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Short Duration Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Intermediate Duration Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
New York Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
California Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0

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Portfolio	Brokerage Commissions Paid to Affiliated Brokers
Overlay A Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Tax-Aware Overlay A Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Overlay B Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Tax-Aware Overlay B Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Tax-Aware Overlay C Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Tax-Aware Overlay N Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0

The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2015:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
U.S. Government Short Duration Portfolio	0%	0%
Short Duration Plus Portfolio	0%	0%
Short Duration New York Municipal Portfolio	0%	0%
Short Duration California Municipal Portfolio	0%	0%
Short Duration Diversified Municipal Portfolio	0%	0%
Intermediate Duration Portfolio	0%	0%
New York Municipal Portfolio	0%	0%
California Municipal Portfolio	0%	0%
Diversified Municipal Portfolio	0%	0%
Tax-Managed International Portfolio	0%	0%
International Portfolio	0%	0%
Emerging Markets Portfolio	0%	0%
Overlay A Portfolio	0%	0%
Tax-Aware Overlay A Portfolio	0%	0%
Overlay B Portfolio	0%	0%
Tax-Aware Overlay B Portfolio	0%	0%
Tax-Aware Overlay C Portfolio	0%	0%
Tax-Aware Overlay N Portfolio	0%	0%

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The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2015:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
U.S. Government Short Duration Portfolio	0%	0%
Short Duration Plus Portfolio	0%	0%
Short Duration New York Municipal Portfolio	0%	0%
Short Duration California Municipal Portfolio	0%	0%
Short Duration Diversified Municipal Portfolio	0%	0%
Intermediate Duration Portfolio	0%	0%
New York Municipal Portfolio	0%	0%
California Municipal Portfolio	0%	0%
Diversified Municipal Portfolio	0%	0%
Tax-Managed International Portfolio	0%	0%
International Portfolio	0%	0%
Emerging Markets Portfolio	0%	0%
Overlay A Portfolio	0%	0%
Tax-Aware Overlay A Portfolio	0%	0%
Overlay B Portfolio	0%	0%
Tax-Aware Overlay B Portfolio	0%	0%
Tax-Aware Overlay C Portfolio	0%	0%
Tax-Aware Overlay N Portfolio	0%	0%

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio’s holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ securities. The policies and procedures relating to disclosure of a Portfolio’s securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s website (www.bernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Portfolios hold, a summary of the Portfolios’ top ten holdings (including name and the percentage of each Portfolio’s assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

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The Manager may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that each Portfolio’s holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio’s holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Portfolio regulatory filings; (iii) the Fund’s custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Series, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s holdings information unless specifically authorized.

Tax Management

Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”) provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Portfolio or its investors. However, the implementation of Bernstein’s tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio’s assets are allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective.

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PURCHASE AND REDEMPTION OF SHARES

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees, officers and present or former Directors of the Fund or other investment companies managed by the Manager, and existing investors in the Portfolios.

Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund’s assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under “Net Asset Value,” and this valuation is made as of the same time the redemption price is determined.

In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolios may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders. NAV may be calculated at such other time as the Board of the Portfolio determines in its discretion.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

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Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, the Manager and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

CODE OF ETHICS AND PROXY VOTING PROCEDURES

The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

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Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.abglobal.com; or both; and (2) on the SEC’s website at www.sec.gov.

TAXES

The Fund intends each Portfolio to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. A Portfolio may be able to cure a failure to satisfy the 90% test or the diversification requirements by paying a tax, by disposing of certain assets or by paying a tax and disposing of assets. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset

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against capital gains. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-2010 capital losses must be utilized prior to the pre-2011 capital losses, which are subject to expiration. Post-2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distribution.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (at a maximum rate of 15% for non-corporate shareholders with incomes below approximately $415,000 ($465,000 if married filing jointly, amounts adjusted annually for inflation) and 20% for individuals with any income above those amounts that is long-term capital gain), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax.

Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) may be eligible for the maximum capital gains tax rate applicable in the case of long-term capital gain provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios or Overlay Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below) and Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate.

The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide, and to a limited extent the Tax-Aware Overlay N Portfolio provides, income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide, and to a limited extent the Tax-Aware Overlay C Portfolio provides, income which is tax-free (except for alternative minimum tax) for U.S. federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax-Aware Overlay B Portfolio provide income which is tax-free for federal income tax purposes (except for AMT) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, forward contracts, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the “Municipal Portfolios”) and the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Tax-Aware Overlay Portfolios”) will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Legislative proposals have been suggested to limit further the federal income tax exemption for municipal securities but such proposals have not been enacted to date. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

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We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal or Tax-Aware Overlay Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal or Tax-Aware Overlay Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal or Tax-Aware Overlay Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal or Tax-Aware Overlay Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Municipal or Tax-Aware Overlay Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal or Tax-Aware Overlay Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

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A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency

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exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Provided the International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios each qualify as a regulated investment company and more, as is expected, than 50% of the value of each such Portfolio’s total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder’s pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios’ gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

Generally, a credit for foreign taxes may not exceed the amount of the shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the “passive income” category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

The International Portfolios, the Emerging Markets Portfolio and the Overlay Portfolios may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

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A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from Real Estate Investment Trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends

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paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax is currently imposed on dividends, interest and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT’s distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.

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If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM AND FINANCIAL STATEMENTS

State Street Bank and Trust Company (“State Street”), One Iron Street, Boston, Massachusetts 02210, acts as the Fund’s custodian for the assets of the Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund’s September 30, 2015 audited financial statements included in its 2015 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

DESCRIPTION OF SHARES

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder’s account is less than $1,000.

Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of a Portfolio votes separately with respect to any matters for which separate class voting is appropriate under applicable law. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders, unless required by the 1940 Act.

To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of December 28, 2015:

Portfolio	Name and Address	No. of Shares of Class	% of Class
Government Short Duration Portfolio
	MEM GIT c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	271,042.265	10.23%
	NY ST SoC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	161,795.528	6.11%

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Portfolio	Name and Address	No. of Shares of Class	% of Class
	The GC Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	308,510.448	11.65%
	TM & EM JTWROS c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	190,622.216	7.20%
	FW & MW JTWROS c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	138,179.508	5.22%
Short Duration Plus Portfolio
	Am S Co FBO c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,985,370.175	10.39%
	The Fund for PS, Inc. c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,461,127.905	7.65%
	The NYCI Fund LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,174,631.385	6.15%
Diversified Municipal Portfolio
	TC I and I Svcs c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	24,866,483.470	7.35%
Short Duration California Municipal Portfolio
	ISS/447/Bernstein c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	105,065.850	6.28%
	ISS/447/Bernstein c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	98,746.861	5.90%
	HHS and DAC Revocable Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	84,890.430	5.07%
	NN c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	148,925.748	8.90%
Overlay A Portfolio – Class 2
	R Plan for ABLP c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,876,964.542	5.92%

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Portfolio	Name and Address	No. of Shares of Class	% of Class
Overlay B Portfolio – Class 2
	L Foundation c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,211,602.107	5.61%
	BH Ltd c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	3,455,800.744	16.00%
Tax Aware Overlay C Portfolio – Class 2
	JBD Revocable Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,952,541.009	12.14%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s1

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch2

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

[1]	Reprinted from Standard & Poor’s Bond Guide.
[2]	As provided by Fitch Ratings, Inc.

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B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody’s3

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

[3]	Reprinted from Moody’s Bond Record and Short Term Market Record.

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Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s4

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s6

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

[4]	Reprinted from Standard & Poor’s Bond Guide.
[5]	As provided by Fitch Ratings, Inc.
[6]	Reprinted from Moody’s Bond Record and Short Term Market Record.

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•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

[7]	Reprinted from Standard & Poor’s Bond Guide.
[8]	As provided by Fitch Ratings, Inc.

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F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

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APPENDIX B

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with

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companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company’s remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

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Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all

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applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

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AB Intermediate New York Municipal Portfolio

AB Intermediate California Municipal Portfolio

AB Intermediate Diversified Municipal Portfolio

AB Short Duration Portfolio

AB Tax-Managed International Portfolio

AB International Portfolio

AB Emerging Markets Portfolio

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

P.O. Box 786003

San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2016

This Statement of Additional Information (“SAI”) relates to the following classes of the AB Intermediate New York Municipal Portfolio (the “New York Municipal Portfolio”), the AB Intermediate California Municipal Portfolio (the “California Municipal Portfolio”), the AB Intermediate Diversified Municipal Portfolio (the “Diversified Municipal Portfolio,” together with the New York Municipal Portfolio and the California Municipal Portfolio, the “Municipal Portfolios”), the AB Short Duration Portfolio (the “Short Duration Portfolio,” together with the Municipal Portfolios, the “Fixed-Income Portfolios”), the AB Tax-Managed International Portfolio (the “Tax-Managed International Portfolio”), the AB International Portfolio (the “International Portfolio”) and the AB Emerging Markets Portfolio (the “Emerging Markets Portfolio” and together with the Tax-Managed International Portfolio and the International Portfolio, the “International Portfolios,” and together with the Municipal Portfolios and Short Duration Portfolio, the “Portfolios,” and each a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”).

Portfolio and Class	Exchange Ticker Symbol
AB Intermediate New York Municipal Portfolio
Class A	ANIAX
Class B	ANYBX
Class C	ANMCX
Advisor Class
AB Intermediate California Municipal Portfolio
Class A	AICAX
Class B	ACLBX
Class C	ACMCX
Advisor Class
AB Intermediate Diversified Municipal Portfolio
Class A	AIDAX
Class B	AIDBX
Class C	AIMCX
Advisor Class	AIDYX
AB Short Duration Portfolio
Class A	ADPAX
Class B	ADPBX
Class C	ADPCX
AB International Portfolio
Class A	AIZAX
Class B	AIZBX
Class C	AIZCX
Class Z	AIZZX

Portfolio and Class	Exchange Ticker Symbol
AB Tax-Managed International Portfolio
Class A	ABXAX
Class B	ABXBX
Class C	ABXCX
Class Z	ABXZX
AB Emerging Markets Portfolio
Class Z	EGMZX

This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 15, 2016, as it may be amended and/or supplemented from time to time, for Class A, Class B and Class C shares and, as applicable, Advisor Class and Class Z shares, of the Portfolios (the “Prospectus”). Copies of the Prospectus and the Portfolios’ annual and semi-annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abglobal.com. Certain financial statements from the Fund’s annual report dated September 30, 2015 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

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AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate prospectus. The Short Duration Plus Portfolio, doing business as AllianceBernstein Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate prospectus. The Tax-Managed International Portfolio, doing business as AllianceBernstein Tax-Managed International Portfolio, commenced offering the Tax-Managed International Class shares on June 22, 1992 and the International Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate prospectus.

On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C Shares. On May 21, 2003, the Short Duration Portfolio commenced offering Class A shares, Class B shares, and Class C shares. On December 30, 2003, the Tax-Managed International Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares and Class C shares.

As of January 20, 2015, the name of each Portfolio was changed to delete “AllianceBernstein” from its name and replace it with “AB.” The “AllianceBernstein International Portfolio” changed its name to “AB International Portfolio,” the “AllianceBernstein Tax-Managed International Portfolio” changed its name to “AB Tax-Managed International Portfolio,” the “AllianceBernstein Intermediate New York Municipal Portfolio” changed its name to “AB Intermediate New York Municipal Portfolio,” the “AllianceBernstein Intermediate California Municipal Portfolio” changed its name to “AB Intermediate California Municipal Portfolio,” the “AllianceBernstein Intermediate Diversified Municipal Portfolio” changed its name to “AB Intermediate Diversified Municipal Portfolio,” and the “AllianceBernstein Short Duration Portfolio” changed its name to “AB Short Duration Portfolio.”

On June 26, 2015, the Diversified Municipal Portfolio commenced offering Advisor Class shares. The other Portfolios included in this SAI do not currently offer Advisor Class shares.

On December 18, 2015, the International Portfolio, the Tax-Managed International Portfolio and the Emerging Markets Portfolio commenced offering Class Z shares. The other Portfolios included in this SAI do not currently offer Class Z shares.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio, the Short Duration Portfolio and the International Portfolios are diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios’ Prospectus. Except as otherwise noted, each Portfolio’s investment policies are not designated “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”), and may be changed by the Board of Directors of the Fund (the “Board”) with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

Fixed-Income Portfolios

Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

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To identify attractive bonds for the Fixed-Income Portfolios, AllianceBernstein L.P. (the “Manager”) evaluates securities and sectors to identify the most attractive securities in the market at a given time—those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio’s total assets would consist of securities or commercial paper rated A or higher by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”); SP-1 by Standard & Poor’s, F-1 by Fitch or MIG1 or VMIG1 by Moody’s; A-1 by Standard & Poor’s, or P-1 by Moody’s; or of securities and commercial paper that are rated by other rating agencies or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor’s, Fitch or Moody’s; less than A-2 or SP-2 by Standard & Poor’s, less than F-2 by Fitch or less than P-2, MIG-2 or VMIG-2 by Moody’s; or securities and commercial paper that are rated by other rating agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or Moody’s; below SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG-1, VMIG-1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. Depending on the Manager’s interest-rate forecast, the Manager may adjust the actual duration of each of the Fixed-Income Portfolios. When interest rates are expected to rise, the Manager may shorten the Portfolio’s duration. When interest rates are expected to fall, the Manager may lengthen the Portfolio’s duration.

The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio’s shares fluctuates with the value of its investments.

As a fundamental policy, each of the Municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. “Municipal Securities” are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax (“AMT”).

In addition to Municipal Securities, each Municipal Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-Municipal Security will enhance the expected after tax return of the Municipal Portfolio in accordance with the Municipal Portfolio’s objectives.

The Portfolios may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as

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banks or financial institutions or achieved through the structuring of the transaction. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios’ securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

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The Portfolios may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock or so called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality). Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified “private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Such private activity bonds (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio

The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax (“New York Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio’s total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the New York Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

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Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio’s performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio

The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax (“California Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a “regulated investment company” for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio’s total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio’s total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the California Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State

(The New York Municipal Portfolio and the California Municipal Portfolio)

The primary purpose of investing in a portfolio of a single state’s Municipal Securities is the special tax treatment afforded the state’s resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal Securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally

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payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under “All Portfolios.” See also Appendix A: “Description of Corporate and Municipal Bond Ratings” for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated June 1, 2015, as updated on November 24, 2015, with respect to New York and an Official Statement dated April 21, 2015, with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 1, 2015, and the Update to the Annual Information Statement dated November 24, 2015.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the “State”). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget (“DOB”) intends to manage subsequent capital plans and issuance schedules consistent with the limits.

The State was found to be in compliance with the statutory caps for the most recent calculation period (October 2015).

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. Available cap room, in regards to debt outstanding, is expected to decline from $3.6 billion in 2015-16 to $363 million in 2019-20. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

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New York is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2015, total State-related debt outstanding was $54.2 billion, equal to approximately 4.9% of personal income. New York ranks fifth in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.

For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2015, the total amount of general obligation debt outstanding was $3.0 billion. The Enacted Budget Capital Plan projects that about $685 million in general obligation bonds will be issued in 2015-16.

Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation (“COPs”), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see “New York Local Government Assistance Corporation,” below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (“PIT”) Revenue Bonds. As of March 31, 2015, approximately $29.8 billion of State PIT Revenue Bonds were outstanding.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State’s ability to issue deficit notes.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’s borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.

State Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the “Authorities”). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorizations. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2014, there were 19 Authorities that had aggregate outstanding debt of approximately $177 billion, only a portion of which constitutes State-supported or State-related debt.

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Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer’s debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2015-16 fiscal year.

Authorities’ operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The Metropolitan Transportation Authority (the “MTA”), which receives the bulk of State appropriations to the Authorities, oversees New York City’s subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the “TA”). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA’s subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the “TBTA”), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Fiscal Year 2015

The State ended FY 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in FY 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year.

General Fund receipts, including transfers from other funds, totaled $67.9 billion in FY 2015, an increase of $6.1 billion (9.8%) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year.

General Fund disbursements, including transfers to other funds, totaled $62.9 billion in FY 2015, an increase of $1.6 billion (2.6%).

Fiscal Year 2014

The State ended FY 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that was transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The FY 2014 closing balance was $625 million greater than the FY 2013 closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in FY 2014, an increase of $3.1 billion (5.2%) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8%) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during FY 2013.

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General Fund disbursements, including transfers to other funds, totaled $61.2 billion in FY 2014, an increase of $2.3 billion (3.9%) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended FY 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2013 closing balance was $177 million less than the FY 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in FY 2013. Total receipts during FY 2013 were $1.9 million (3.3%) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in PIT collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in FY 2013, $2.5 billion (4.4%) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

Economic Overview

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State’s leading economic sector. The services sector accounts for half of all nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

Manufacturing employment continues to decline in importance in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation and other types of equipment.

The trade, transportation and utilities sector accounts for the second largest component of nonagricultural jobs in New York but is only the fifth largest, when measured by wage share. This sector accounts for less employment and wages for the State than for the nation.

New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Federal, State and local government together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

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In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed in mid-2006, with the State rate below that of the nation from the start of the national recession through the end of 2011. The State unemployment rate rose above the national rate again in 2012, where it remains. In 2014, the State unemployment rate was 6.3%, compared to 6.2% for the nation as a whole.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2014, New York per capita personal income was $56,231, compared to $46,129 for the nation as a whole.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2015, the State Legislature passed 22 special acts authorizing bond issuances to finance local government operating deficits.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the Director of the State Budget, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a “fiscally eligible municipality,” the Restructuring Board is authorized to perform a number of functions, including a review of the municipality’s operations and making recommendations on reform and restructuring. The Restructuring Board is also authorized under certain circumstances to resolve labor disputes between municipal employers and employee organizations.

Litigation

The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could affect adversely the financial condition of the State in FY 2016 or thereafter.

Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2016 Financial Plan. The State believes that the FY 2016 Enacted Budget includes sufficient reserves for the payment of judgments that may be required during FY 2016. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential FY 2016 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced FY 2016 Enacted Budget.

CALIFORNIA

The following is based on information obtained from an Official Statement, dated April 21, 2015, relating to State of California $1,092,355,000 Various Purpose General Obligation Bonds (the “Official Statement”).

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Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

Article XIII B. The State is subject to an annual appropriations limit (the “Appropriations Limit”) imposed by Article XIII B to the State Constitution.

Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See “Proposition 98” below.) “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by the entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds.

Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

The State’s yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

The Department of Finance projected the Appropriations Limit to be $89.902 billion and $93.143 billion under the Appropriations Limit in Fiscal Years 2014-2015 and 2015-16, respectively.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges (“K-14 schools”) a minimum share of General Fund revenues.

Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the “first test”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the “second test”), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a “credit” to schools, which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to

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the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of January 1, 2015, the State had outstanding $79.0 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $31.7 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

The General Obligation Bond Law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $3.622 billion of variable-rate general obligation bonds, representing about 4.59% of the State’s total outstanding general obligation bonds as of January 1, 2015.

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are marketed to investors. The State had $11.1 billion General Fund-supported lease-purchase debt outstanding as of January 1, 2015.

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants, which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2012-13

The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year, and without the need for Interim RANs for the first time in three years. The State issued $10 million of RANs on August 23, 2012.

As in previous years, the Legislature enacted a cash management bill that authorized deferral of certain payments during Fiscal Year 2012-13, including payments to K-12 schools, reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time) and higher education. The applicable deferrals were made in July and October 2012.

The State continued to benefit from $1.7 billion of additional internal borrowable resources in the State Agency Investment Fund (“SAIF”) during the first part of the fiscal year. The deposits in the SAIF were returned in late April 2013 and the SAIF program is no longer in effect.

Cash Management in Fiscal Year 2013-14

The State’s cash management plan in Fiscal Year 2013-14 consisted primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion. In addition, pursuant to legislation enacted in the previous fiscal year, within Fiscal Year 2013-14 a payment of $250 million to the California State University (“CSU”) and a payment of $500 million to the University of California were planned to be deferred. Such deferrals are at the discretion of the Director of Finance were to be repaid in May or June of 2014. The CSU agreed that in lieu of a payment deferral it would deposit a like amount into a fund in the State Treasury that can be borrowed by the General Fund.

Cash Management in Fiscal Year 2014-15

The State entered Fiscal Year 2014-15 in the strongest cash position since the start of the recession in 2008. For the first time since 2007-08, the State began the current fiscal year without any internal borrowings, and a positive cash balance in the General Fund of $1.922 billion. The State expects to manage its cash flow needs for Fiscal Year 2014-15 entirely through the use of internal borrowing and an external RANs borrowing of $2.8 billion. This is the smallest RAN since Fiscal Year 2006-07, and compares with RANs of $10 billion in Fiscal Year 2012-13 and $5.5 billion in Fiscal Year 2013-14.

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State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate, they will consider the use of other cash management techniques as described above, including seeking additional legislation.

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment (“Proposition 58”), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, the Budget Act must be approved by a majority vote of each House of the Legislature (prior to Proposition 25, a two-thirds majority vote was required). The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Current Fiscal Year Budget

The 2015-16 Governor’s Budget, released on January 9, 2015, proposes a multi-year plan that is balanced, and continues to pay down budgetary debt from past years.

General Fund revenues and transfers for Fiscal Year 2015-16 are projected at $113.4 billion, an increase of $5.3 billion, or 4.9%, compared with a revised estimate of $108.0 billion in General Fund revenues and transfers for Fiscal Year 2014-15. These estimates include transfers to the Budget Stabilization Account (“BSA”), also referred to as the State’s “rainy day fund,” of $1.2 billion in Fiscal Year 2015-16 and $1.6 billion in Fiscal Year 2014-15. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the related fiscal years by the amounts of the transfers.

General Fund expenditures for Fiscal Year 2015-16 are projected at $113.3 billion, an increase of $1.6 billion, or 1.4%, compared with a revised estimate of $111.7 billion in General Fund expenditures for Fiscal Year 2014-15. The Fiscal Year 2014-15 expenditure level includes a one-time increase of $1.6 billion in General Fund expenditures due to the early repayment of Economic Recovery Bonds.

The 2014 Budget Act

The 2014-15 Budget, including the 2014 Budget Act, was enacted on June 20, 2014. It included a multi-year plan that was balanced, established a stronger BSA, addressed the California State Teachers’ Retirement System unfunded liabilities, and paid down a substantial portion of budgetary debt from past years.

General Fund revenues and transfers for Fiscal Year 2014-15 were projected at $105.5 billion, an increase of $3.3 billion or 3.2% compared with revised estimates for Fiscal Year 2013-14. General Fund expenditures for Fiscal Year 2014-15 were projected at $108.0 billion, an increase of $7.3 billion or 7.2% compared with revised estimates for Fiscal Year 2013-14. The projected excess of expenditures over revenues and transfers was due in part to a budgetary accounting treatment of the BSA transfer and to the significant amount of expenditures to pay down “wall of debt” liabilities.

The 2013 Budget Act

The 2013-14 Budget, including the 2013 Budget Act that was enacted on June 27, 2013, provided a multi-year General Fund plan that was balanced. For the current fiscal year, at the time of budget enactment, it projected a $1.1 billion reserve by year-end, and continued to pay down budgetary debt from past years. For the first time in several years, corrective measures were not

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necessary to avoid a year-end deficit in the fiscal year just ended. On September 12, 2013, the Governor signed legislation appropriating an additional $315 million during Fiscal Year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to further reduce the prison population.

General Fund revenues and transfers for Fiscal Year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion or 1.1% compared with revised estimates for Fiscal Year 2012-13. General Fund expenditures for Fiscal Year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion or 0.6% compared with revised estimates for Fiscal Year 2012-13.

Economic Overview

The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. Since the 2010 U.S. Census, California has grown by 1,245,000 persons, reaching a total of 39,500,000 residents in 2014. California’s population is forecast to grow by 351,000 residents annually through 2019.

California’s economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s economic recovery from the recession that began in 2008 spread to more sectors of the economy in 2013 and 2014. In fact, the recently released benchmark revisions revealed that California gained more jobs in 2013 and 2014 than previously estimated and the gains were spread widely across major industry sectors. Growth in the high-technology, international trade, and tourism sectors are being supplemented by better residential construction and real estate conditions. Overall, California’s real GDP increased by 2% in 2013, and totaled $2.2 trillion at current prices, making it the eighth largest economy in the world. While the current drought is one of the most severe in California’s history, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns, and planting fewer acres. A continuation of drought conditions in 2015, however, would be expected to have more severe impacts, as options for adjustment would be more limited.

In 2013, per capita personal income in California averaged $48,434, compared to $44,765 for the nation. The unemployment rate in 2014 was 7.5%, compared to 6.2% for the nation. In 2014, the trade, transportation and utilities sector represented the largest component (18.4%) of California’s non-farm workforce, followed by professional and business services (15.7%), federal, state and local government (15.4%) and leisure and hospitality (15.4%).

After growing 3.9% in 2013, California’s export growth slowed to 3.6% in 2014.

Litigation

The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State’s expenditures or its revenues.

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Insurance Feature

The Municipal Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, only Assured Guaranty Municipal Corp. (“AGM”) is writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. (“Assured”). Prior to the recent financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation (“National”), a wholly-owned subsidiary of MBIA Inc. (“MBIA”); Financial Guaranty Insurance Company (“FGIC”); Ambac Assurance Corporation (“Ambac”), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation (“ACA”); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) (“Radian”), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. (“Syncora”) (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) (“CIFG NA”); and Berkshire Hathaway Assurance Corporation (“BHAC”), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody’s and S&P ratings reflect the respective rating agency’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

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It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefore. Moreover, while insurance coverage for the municipal securities held by the Municipal Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

Diversified Municipal Portfolio

The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

International Portfolios

General Investment Policies

The International Portfolios seek long-term capital growth. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies. The International Portfolio and the Tax-Managed International Portfolio will and the Emerging Markets Portfolio may invest in equity securities of issuers in countries that comprise the Morgan Stanley® Capital International Europe, Australasia, Far East (“MSCI EAFE”) index. The International Portfolio and the Tax-Managed International Portfolio will also invest in equity securities of companies in less developed or emerging market countries.

As used in this SAI, emerging market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation (“IFC”), a subsidiary of the World Bank, to have an “emerging or frontier stock market.”

Emerging Markets Portfolio

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts for the Emerging Markets Portfolio. In managing the Emerging Markets Portfolio, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Manager’s global growth and value research teams.

The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio’s investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

The Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Portfolio will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

International Portfolio and Tax-Managed International Portfolio

The research analyses supporting buy and sell decisions for the International Portfolio and the Tax-Managed International Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. In managing the Portfolios, the Manager diversifies the investment portfolios using research from its growth, value, stability and other disciplines. Investment decision-making for the Portfolios is made by an investment policy group working in concert with the specific research and investment teams.

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Each research process includes both fundamental and quantitative inputs to varying degrees. The specific research questions will vary: in some cases it may be focused on the ability of a company to generate strong returns on capital, in others whether cash flows will remain stable and in some whether management can solve specific challenges facing the company. From a risk control perspective, we review position sizes as well as sector weightings. The Manager’s analysts prepare their own earnings estimates and financial models for each company that they follow.

Under normal circumstances, each of the International Portfolio and the Tax-Managed International Portfolio will invest in companies in at least three countries other than the United States. While the International Portfolio and the Tax-Managed International Portfolio may invest in companies of any size, the Manager expects to invest primarily in large and mid-sized capitalization companies.

International Portfolios

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The International Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Portfolio and the Tax-Managed International Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor’s, Fitch and Moody’s. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these ratings categories, see Appendix A). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Investment Risks

Market Risk

Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk - the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio’s composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Portfolios may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

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In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of a Portfolio. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value (“NAV”). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

Currency Risk

See “Currency Transactions” below for a description of currency risk.

Other Risks

Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging-market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the International Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging-market countries may not fully protect a Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

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Less Sophisticated Regulatory and Legal Framework

In emerging market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (“SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Below Investment-Grade Bonds

Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

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Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the Portfolios’ ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Fixed-Income Portfolios

None of the New York Municipal Portfolio, the California Municipal Portfolio, the Diversified Municipal Portfolio or the Short Duration Portfolio will, except as otherwise provided herein:

1)	Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position;

3)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

5)	Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

6)	Purchase oil, gas or other mineral interests;

7)	Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

8)	Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio’s total assets;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

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11)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

12)	Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

13)	Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

14)	Make investments for the purpose of exercising control or management;

15)	Invest in securities of other registered investment companies;

16)	Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

17)	In the case of the Municipal Portfolios, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios currently intends to:

1)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

2)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

Neither the Tax-Managed International Portfolio nor the International Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

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6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

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11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the International Portfolios does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Portfolio

The Emerging Markets Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

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10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

Subject to each Fixed-Income Portfolio’s investment policies, each Fixed-Income Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vi) mortgage related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements. The Short Duration Portfolio may also invest in obligations of Supranational Agencies, preferred stock and foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

The International Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the Portfolios. Some information regarding some of these types of investments is provided below.

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Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Municipal Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios’ assets that are invested in Municipal Securities.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios’ investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody’s, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio’s quality criteria as described in the Prospectus.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios’ investment objectives and policies would be reevaluated.

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Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, due to the value of FHLMC’s and FNMA’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA, although there is no assurance that it will do so in the future.

The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

The Portfolios may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

In another version of mortgage-related securities, all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.” The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Board; all other IOs and POs will be considered illiquid.

Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

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Asset-Backed Securities

The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Equity Securities

The equity securities in which the International Portfolios may invest include common and preferred stocks, warrants and convertible securities. The International Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the International Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the International Portfolios will bear its ratable share of the mutual fund’s management fees and other expenses, and will remain subject to payment of the International Portfolios’ management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the International Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by “qualified institutional buyers,” including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios’ limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios’ securities could be adversely affected.

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Loan Participations and Assignments

The Short Duration Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or higher.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its asset value.

Foreign (Non-U.S.) Fixed-Income Securities

While the Short Duration Portfolio generally invests in domestic securities, the Short Duration Portfolio may also invest in foreign fixed-income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Short Duration Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. The Short Duration Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section “Investment Risks,” above.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

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Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor’s, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Municipal Portfolios and the Short Duration Portfolio limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor’s, Fitch or Moody’s or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

A Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives — options, futures contracts, forward contracts and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is backed by an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

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Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments). Generally, other than as described below, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are (or soon will be) subject to mandatory central clearing and trading on a registered electronic facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the Commodity Futures Trading Commission (“CFTC”) or the SEC, depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•	Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

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•	Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•	Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives for the first time. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to a Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

As discussed above, OTC derivatives are subject to Credit Risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. A Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to a Portfolio as market changes continue to be implemented. The overall impact of Dodd-Frank on a Portfolio remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Further, in December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of a Portfolio to invest or remain invested in derivatives. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

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•	Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•	Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. The Portfolios may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a Portfolio invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC, or if the Portfolio markets itself as providing investment exposure to such instruments. To the extent a Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Portfolio.

Use of Options, Futures Contracts, Forward Contracts and Swaps by a Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Short Duration Portfolio and the International Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

Under certain circumstances, each of the International Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

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If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Short Duration Portfolio and the International Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

Options on Securities

A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolios may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

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By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., OTC) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.
Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

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Options on Foreign Currencies

A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Short Duration Portfolio and the International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Futures Contracts and Options on Futures Contracts

Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Municipal Portfolios only to hedge

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against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

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Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Portfolios may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios’ use of futures contracts will not result in leverage.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (full notional value) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

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A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps

The Short Duration Portfolio and the International Portfolios may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios’ obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio also may invest in interest rate transaction futures.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

A Municipal Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Municipal Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Municipal Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

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Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

A Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance and Correlation Swaps

A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, among other types of swaps, are, or soon will be subject to mandatory central clearing and trading on a registered electronic facility. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

Structured Products

Each Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

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Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, each Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Portfolio would receive as an investor in the trust. Each Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative

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instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Synthetic Foreign Equity Securities

The International Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

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Repurchase Agreements

The Fixed-Income Portfolios may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund’s custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty’s bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund’s custodian) or broker-dealers that are determined to be creditworthy by the Manager.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest on other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Currency Transactions

The Short Duration Portfolio and International Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, swaps and options on currencies as described above. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

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The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Dollar Rolls

The Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as

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the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the fee roll by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

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Securities Ratings

The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody’s, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of S&P, Moody’s and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Special Risk Considerations for Lower-Rated Securities (Fixed-Income Portfolios)

Securities rated Ba by Moody’s or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower (“lower-rated securities”), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios may lend up to 30% of its total assets (including collateral for any security loaned). Each of the International Portfolios may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn

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additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of event-linked fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Portfolio holds an event-linked security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Investments in Pre-IPO Securities

The Portfolios may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Portfolio may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded and may be subject to substantial restrictions on resale. As such, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that may, following the public offering, prevent the Portfolio from selling its shares for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

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DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR***

Seth Masters[1] c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of the Manager with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	21	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

INDEPENDENT DIRECTORS

Chairman of the Board Bart Friedman#^+ 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	21	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

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NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
Suzanne Brenner #+ 58 (2014)	Senior Vice President and CIO of the Metropolitan Museum of Art, which she joined prior to 2011. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation from 1994 to 1999, through a private equity firm, QCS, Inc. from 1992 to 1994, and Ernst & Young LLP from 1981 to 1992. She is a member of the Emerita Counsel of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	21	100 Women in Hedge Funds

R. Jay Gerken#+ 64 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	21	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

[1]	Mr. Masters became a Director on March 26, 2015.

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NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
William Kristol#+ 62 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other political commentary shows.	21	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry#+ 64 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	21	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group Inc. since prior to 2011 until 2011

Donald K. Peterson#+ 66 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	21	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
***	Mr. Masters is an “interested person,” as defined in the 1940 Act, because of his affiliation with the Manager.
#	Member of the Fund’s Audit Committee and Independent Directors Committee.
^	Member of the Fund’s Fair Value Pricing Committee.
+	Member of the Fund’s Nominating, Governance and Compensation Committee.

The business affairs of the Fund are managed under the oversight of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for

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nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Mr. Masters has business, finance and investment management experience as Chief Investment Officer of Bernstein Private Wealth Management and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the Fund: Ms. Brenner has investment management experience as a Chief Investment Officer and certified public accountant, and has experience as a board member. Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolios in accordance with the Portfolios’ investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

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Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to oversight by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

The Board has four standing committees of the Board – an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met four times during the Fund’s most recently completed fiscal year.

The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met four times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be

54

made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Manager’s Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund’s NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund’s most recently completed fiscal year.

Meetings of the Nominating, Governance and Compensation Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

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Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies in the AB Fund Complex (as defined in “MANAGEMENT OF THE FUND – Manager” below) owned by each Director, if any, as of December 31, 2015.

	Dollar Range of Equity Securities in the							Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Name	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Tax Managed International Portfolio	International Portfolio	Emerging Markets Portfolio	Overseenby Director in the AB Fund Complex
Interested Directors:
Dianne F. Lob[1]	Over $100,000	None	None	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Seth Masters[2]	None	None	None	None	Over $100,000	None	Over $100,000	Over $100,000
Independent Directors:
Suzanne Brenner	$50,001-$100,000	None	None	None	$10,001-$50,000	None	None	Over $100,000
Bart Friedman	None	None	None	None	Over $100,000	None	Over $100,000	Over $100,000
R. Jay Gerken	None	None	None	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
William Kristol	None	None	Over $100,000	None	None	None	None	Over $100,000
Debra Perry	None	None	None	None	Over $100,000	None	$10,001-$50,000	Over $100,000
Donald K. Peterson	None	None	None	None	None	Over $100,000	None	Over $100,000
Thomas B. Stiles II3	None	None	None	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000
Rosalie J. Wolf[3]	$1-$10,000	None	None	None	None	None	None	$1-$10,000

[1]	Ms. Lob resigned as a Director effective March 26, 2015.
[2]	Mr. Masters became a Director on March 26, 2015.
[3]	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

As of December 28, 2015, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

As of December 28, 2015, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2015 by the Fund, the aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2015 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

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Name of Director	Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex Including the Fund, as to which the Director is a Director or Trustee
Interested Directors:
Dianne F. Lob*	$0	$0	2	21
Seth Masters**	$0	$0	2	21
Independent Directors:
Suzanne Brenner	$200,000	$200,000	2	21
Bart Friedman	$250,000	$250,000	2	21
R. Jay Gerken	$200,000	$200,000	2	21
William Kristol	$200,000	$200,000	2	21
Debra Perry	$215,000	$215,000	2	21
Donald K. Peterson	$225,000	$225,000	2	21
Thomas B. Stiles II***	$200,000	$145,000	2	21
Rosalie J. Wolf***	$195,000	$140,000	2	21

*	Ms. Lob resigned as a Director on March 26, 2015.
**	Mr. Masters became a Director on March 26, 2015.
***	Mr. Stiles and Ms. Wolf retired as Directors effective September 30, 2015.

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Seth Masters, 56	President	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 55	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2011. She is also Head of AB Equities since prior to 2011 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent W. Hargis, 47	Vice President	Senior Vice President of the Manager**, with which he has been associated in a similar capacity to his current position since prior to 2011, and Head of Quantitative Research Equities.

Henry D’Auria, 53	Vice President	Senior Vice President of the Manager** and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Manager in similar capacities since prior to 2011.

57

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Laurent Saltiel, 45	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth.

Karen A. Sesin, 56	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager**, with which she has been associated in a similar capacity to her current position since prior to 2011.

Kevin F. Simms, 49	Vice President	Senior Vice President of the Manager**, with which he has been associated in a substantially similar capacity to his current position since prior to 2011. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

Michael G. Brooks, 67	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Fred S. Cohen, 57	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Head of Municipal Bond Trading.

R.B. (“Guy”) Davidson III, 54	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Head of Municipal Bond Management.

Terrance T. Hults, 49	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Michael S. Canter, 46	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Jon P. Denfeld, 45	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2011.

Shawn E. Keegan, 44	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, and Chief Investment Officer and Head of AB Fixed Income.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Manager**, with which he has been associated in a substantially similar capacity to his current position since prior to 2011, and Director of Emerging Market Debt.

Greg J. Wilensky, 48	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011, Director of U.S. Multi-Sector Fixed Income, and Director of U.S. Inflation Linked Fixed Income.

Daniel J. Loewy, 41	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Vadim Zlotnikov, 53	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

58

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Alexander Barenboym, 43	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Manager since prior to 2011.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABIS and ABI are affiliates of the Fund.

59

MANAGEMENT OF THE FUND

Manager. The Fund’s investment manager is AllianceBernstein L.P., a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2015, totaling approximately $463 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2015, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.8%
AllianceBernstein Holding L.P.	35.8%
Unaffiliated holders	1.4%

100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which, (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of September 30, 2015, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.4% economic interest in the Manager as of September 30, 2015.

Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, the Manager manages the investment of each Portfolio’s assets. The Manager makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); the Manager is free to render similar services to others.

The Manager has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

60

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Portfolio	0.45% of the first $750 million, 0.40% of assets in excess of $750 million

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Expense Limitations. The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 15, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis as follows:

Portfolio	Expense Limitation
International Portfolio
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class Z	0.95%
Tax-Managed International Portfolio
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class Z	0.95%
Emerging Markets Portfolio
Class Z	1.25%

The Manager has agreed to voluntarily waive the annual investment management fees of the International Portfolio, the Tax-Managed International Portfolio and the Emerging Markets Portfolio by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. This waiver was effective through October 31, 2015 with respect to the Emerging Markets Portfolio and is effective through October 31, 2016 with respect to the International Portfolio and the Tax-Managed International Portfolio. Effective November 1, 2015, the Manager has agreed to voluntarily waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the net assets of the Portfolio. This waiver is effective through October 31, 2016 with respect to the Emerging Markets Portfolio.

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The table below indicates the investment management fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2013, September 30, 2014 and September 30, 2015:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2013	2014	2015
New York Municipal Portfolio	$8,418,367	$7,926,286	$8,191,418
California Municipal Portfolio	$5,488,220	$5,335,922	$5,606,088
Diversified Municipal Portfolio	$23,639,632	$25,044,522	$27,191,295
Short Duration Portfolio	$2,416,521	$1,910,435	$1,565,040
Tax-Managed International Portfolio	$31,208,645	$33,934,690	$32,625,196
International Portfolio	$13,771,258	$14,679,141	$14,149,164
Emerging Markets Portfolio	$13,833,354	$14,607,410	$14,681,467

The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to the Manager under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with the Manager; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 21-22, 2015.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Blended Style Series, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Core Opportunities Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Trust, AB Unconstrained Bond

62

Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AB Pooling Portfolios, The AB Portfolios, Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and Bernstein Fund, Inc., all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, Alliance California Municipal Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively below as the “AB Funds” or “AB Fund Complex.”

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2015, the Manager’s employees had approximately $2,285,082.10 invested in shares of the Fund and $66,895,361.61 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

•	International Portfolio

•	Tax-Managed International Portfolio

•	Emerging Markets Portfolio

The management of and investment decisions for the International Portfolio and Tax-Managed International Portfolio are made by the International Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios are: Kent W. Hargis, Sharon E. Fay, Laurent Saltiel, Karen Sesin and Kevin F. Simms. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The management of and investment decisions for the Emerging Markets Portfolio are made by the Emerging Markets Team. The three investment professionals1 with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Henry D’Auria, Laurent Saltiel and Karen Sesin. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sharon E. Fay	$100,001-$500,000
Kent W. Hargis	$50,001-$100,000

Tax-Managed International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sharon E. Fay	Over $1,000,000

Emerging Markets Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Henry D’Auria	$500,001-$1,000,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

[1]	Investment professionals at AB include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

63

International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sharon E. Fay	42	$11,689	None	None
Kent W. Hargis	33	$3,752	None	None
Laurent Saltiel	84	$11,870	None	None
Karen Sesin	37	$11,450	None	None
Kevin F. Simms	117	$13,602	None	None

Tax-Managed International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sharon E. Fay	42	$11,693	None	None
Kent W. Hargis	22	$3,756	None	None
Laurent Saltiel	84	$11,874	None	None
Karen Sesin	37	$11,455	None	None
Kevin F. Simms	117	$13,607	None	None

Emerging Markets Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Henry D’Auria	37	$10,184	None	None
Laurent Saltiel	84	$10,768	None	None
Karen Sesin	37	$10,348	None	None

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International Portfolio

Tax-Managed International Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Sharon E. Fay	183	$24,219	2	$180
Kent W. Hargis	45	$1,473	None	None
Laurent Saltiel	119	$22,787	2	$188
Karen Sesin	94	$21,915	2	$188
Kevin F. Simms	244	$25,131	4	$210

Emerging Markets Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Henry D’Auria	179	$24,261	3	$188
Laurent Saltiel	119	$22,787	2	$188
Karen Sesin	94	$21,915	2	$188

International Portfolio

Tax-Managed International Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Sharon E. Fay	56	$21,495	5	$929
Kent W. Hargis	24,942	$13,958	None	None
Laurent Saltiel	26	$17,550	1	$27
Karen Sesin	25	$17,750	None	None
Kevin F. Simms	91	$27,825	6	$1,274

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Emerging Markets Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Henry D’Auria	58	$21,542	5		$929
Laurent Saltiel	26	$17,550	1		$27
Karen Sesin	25	$17,750	None	$	None

Sanford C. Bernstein Fund, Inc.

•	New York Municipal Portfolio

•	California Municipal Portfolio

•	Diversified Municipal Portfolio

The management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the Portfolios are: Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2015.

New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Michael Brooks	Over $1,000,000
R. B. Davidson III	Over $1,000,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$17,647	None	None
Fred S. Cohen	39	$17,647	None	None
R. B. Davidson III	39	$17,647	None	None
Terrance T. Hults	39	$17,647	None	None

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California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$18,057	None	None
Fred S. Cohen	39	$18,057	None	None
R. B. Davidson III	39	$18,057	None	None
Terrance T. Hults	39	$18,057	None	None

Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Brooks	39	$14,232	None	None
Fred S. Cohen	39	$14,232	None	None
R. B. Davidson III	39	$14,232	None	None
Terrance T. Hults	39	$14,232	None	None

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Brooks	12	$1,609	None	None
Fred S. Cohen	12	$1,609	None	None
R. B. Davidson III	12	$1,609	None	None
Terrance T. Hults	12	$1,609	None	None

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New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Brooks	1,698	$12,045	3	$321
Fred S. Cohen	1,698	$12,045	3	$321
R. B. Davidson III	1,698	$12,045	3	$321
Terrance T. Hults	1,698	$12,045	3	$321

Short Duration Portfolio

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The four investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Michael S. Canter, Jon P. Denfeld, Shawn E. Keegan and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The aforementioned individuals did not own shares in the Portfolio’s securities as of September 30, 2015.

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2015.

Short Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael S. Canter	3	$4,106	None	None
Jon P. Denfeld	87	$7,255	None	None
Shawn E. Keegan	3	$313	None	None
Greg J. Wilensky	88	$7,305	None	None

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Short Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael S. Canter	5	$856	None	None
Jon P. Denfeld	32	$16,667	None	None
Shawn E. Keegan	32	$16,667	None	None
Greg J. Wilensky	32	$16,667	None	None

Short Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael S. Canter	1	$572	1	$406
Jon P. Denfeld	5	$980	1	$406
Shawn E. Keegan	34	$59,287	1	$3,866
Greg J. Wilensky	5	$980	1	$406

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. The Manager recognizes that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Manager and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

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Allocating Investment Opportunities. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolios. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to the Manager’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

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EXPENSES OF THE FUND

Distribution Services Agreement

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Fund’s principal underwriter (the “Principal Underwriter”), to permit the Principal Underwriter to distribute the Portfolios’ Class A, Class B and Class C shares, as applicable, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). Advisor Class shares and Class Z shares are not subject to Rule 12b-1 asset-based sales charges.

During the fiscal year ended September 30, 2015, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $538,353, $280,847 and $3,908,367, respectively, which constituted approximately 0.27%, 0.27% and 0.27% of each Portfolio’s aggregate average daily net assets attributable to Class A shares during the period. For the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, $274,491, $176,139 and $1,830,315, respectively, were used to offset the distribution services fees paid in prior years.

For the fiscal year ended September 30, 2015, the Short Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $84,504, which constituted approximately 0.20% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period. The Manager made payments from its own resources as described above aggregating $15,655.

During the fiscal year ended September 30, 2015, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $4,041, which constituted approximately 0.25% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $2,333.

During the fiscal year ended September 30, 2015, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $11,784, which constituted approximately 0.25% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $12,613.

For the fiscal year ended September 30, 2015, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Tax-Managed International Portfolio	International Portfolio
Advertising	$4,898	$2,551	$35,637	$967	$37	$113

Printing and Mailing of Prospectuses to Persons Other than Current Shareholders	$153	$79	$1,085	$26	$0	$3

Compensation to Broker-Dealers and Other Financial Intermediaries (excluding ABI)	$628,402	$379,788	$4,313,178	$59,157	$4,166	$13,086

Compensation to ABI	$73,212	$38,249	$529,177	$15,355	$555	$1,620

Compensation to Sales Personnel	$19,852	$21,112	$237,573	$5,767	$65	$454

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (includes printing of sales literature, travel, entertainment, due diligence and other promotional expenses)	$89,687	$46,848	$653,045	$18,887	$1,551	$9,121

Totals	$816,204	$488,627	$5,769,695	$100,159	$6,374	$24,397

During the fiscal year ended September 30, 2015, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,183, $29 and $1,043, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Municipal Portfolio’s aggregate average daily net assets attributable to Class B shares during the period. The Manager made payments from its own resources aggregating $760, $21 and $652, respectively.

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For the fiscal year ended September 30, 2015, the Short Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $6,619 (of which $3,641 was waived by the distributor), which constituted approximately 1% of the Portfolio’s aggregate average daily net assets attributable to Class B shares during the period, and $2,418 was used to offset the distribution service fees paid in prior years.

During the fiscal year ended September 30, 2015, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $172, which constituted approximately 1.00% of the Portfolio’s aggregate average daily net assets attributable to Class B shares during the period. $62 was used to offset the distribution services fees paid in prior years.

During the fiscal year ended September 30, 2015, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,044, which constituted approximately 1.00% of the Portfolio’s aggregate average daily net assets attributable to Class B shares during the period. $381 was used to offset the distribution services fees paid in prior years.

For the fiscal year ended September 30, 2015, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

Category of Expense	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Tax-Managed International Portfolio	International Portfolio
Advertising	$1	$0	$1	$13	$0	$0

Printing and Mailing of Prospectuses to Persons Other than Current Shareholders	$0	$0	$0	$1	$0	$0

Compensation to Broker-Dealers and Other Financial Intermediaries (excluding ABI)	$330	$8	$308	$0	$66	$290

Compensation to ABI	$41	$0	$38	$238	$9	$37

Compensation to Sales Personnel	$0	$0	$0	$3	$0	$0

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (includes printing of sales literature, travel, entertainment, due diligence and other promotional expenses)	$51	$0	$44	$305	$35	$336

Totals	$423	$8	$391	$560	$110	$663

During the fiscal year ended September 30, 2015, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $634,027, $223,047 and $1,252,953, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio’s aggregate average daily net assets attributable to Class C shares during the period. For the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, $62,130, $22,970 and $122,786, respectively, were used to offset the distribution services paid in prior years.

For the fiscal year ended September 30, 2015, the Short Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $138,661 (of which $76,263 was waived by the distributor), which constituted approximately 1.00% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $20,896.

During the fiscal year ended September 30, 2015, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $4,256, which constituted approximately 1.00% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $877.

During the fiscal year ended September 30, 2015, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $21,297, which constituted approximately 1.00% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $6,438.

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For the fiscal year ended September 30, 2015, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Tax-Managed International Portfolio	International Portfolio
Advertising	$1,530	$548	$3,031	$333	$9	$52

Printing and Mailing of Prospectuses to Persons Other than Current Shareholders	$50	$17	$97	$11	$0	$1

Compensation to Broker-Dealers and Other Financial Intermediaries (excluding ABI)	$644,032	$226,711	$1,277,193	$71,080	$4,347	$21,440

Compensation to ABI	$23,037	$8,121	$45,565	$5,046	$156	$776

Compensation to Sales Personnel	$2,819	$1,439	$5,451	$640	$0	$69

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0	$0	$0

Other (includes printing of sales literature, travel, entertainment, due diligence and other promotional expenses)	$28,265	$9,919	$55,840	$6,184	$621	$5,397

Totals	$699,733	$246,755	$1,387,177	$83,294	$5,133	$27,735

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios’ shares.

With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI’s compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

Unreimbursed distribution expenses incurred as of September 30, 2015, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Portfolios were, as of that time, as follows:

Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class’s net assets)

	Class B		Class C
New York Municipal Portfolio	$743,314	(2,864.74%)	$2,233,138	(3.82%)
California Municipal Portfolio	$507,032	(22,635.36%)	$1,273,432	(5.81%)
Diversified Municipal Portfolio	$456,475	(474.29%)	$2,949,339	(2.52%)
Short Duration Portfolio	$14,602	(4.28%)	$992,122	(7.23%)
Tax-Managed International Portfolio	$225,675	(1,413.03%)	$1,236,219	(291.57%)
International Portfolio	$196,390	(360.2%)	$1,454,007	(79.12%)

The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (“FINRA”), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%,

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respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 21-22, 2015.

In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, the Class Z shares of the Emerging Markets Portfolio, the International Portfolio and the Tax-Managed International Portfolio and the Advisor Class shares of the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares may be higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2015, the New York Municipal Portfolio, the California Municipal Portfolio and the Diversified Municipal Portfolio paid ABIS $29,948, $17,865 and $383,054, respectively, pursuant to the Transfer Agency Agreement. The Short Duration Portfolio paid ABIS $24,818 pursuant to the Transfer Agency Agreement. The Tax-Managed International Portfolio and the International Portfolio paid ABIS $1,149 and $7,980, respectively, pursuant to the Transfer Agency Agreement.

ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Manager pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Portfolio expense tables under “Fees and Expenses of the Portfolio.” In addition, financial intermediaries may be affiliates of entities that receive compensation from the Manager or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.abglobal.com; or both; and (2) on the SEC’s website at www.sec.gov.

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PURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.”

General

Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), with a CDSC (“Class B shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), exclusively to registered investment companies (or their series) managed by the Manager (the “Class Z shares”) or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the “Advisor Class shares”), in each case as described below. All of the classes of shares of each Portfolio, except the Class Z and Advisor Class shares (to the extent offered by a Portfolio), are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with the Principal Underwriter (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter (“selected agents”) and (iii) the Principal Underwriter.

Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

The Directors of the AB Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AB Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. In the event that any AB Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

While the AB Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the AB Mutual Funds to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the AB Mutual Funds may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio

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calculates its own share price (referred to as “time zone arbitrage”). The AB Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the AB Mutual Funds should be made for investment purposes only. The AB Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AB Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AB Mutual Funds, the Manager, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The AB Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AB Mutual Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the AB Mutual Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the AB Mutual Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the AB Mutual Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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Limitations on Ability to Detect and Curtail Excessive Trading Practices

Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AB Mutual Funds, ABI and ABIS to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the AB Mutual Funds, ABI or ABIS will be able to identify these shareholders or curtail their trading practices. In particular, AB Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

The Fund reserves the right to suspend the sale of a Portfolio’s shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which a Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A, Class Z and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to Class B and Class C shares.

The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the transfer agent prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading. NAV may be calculated at such other time as the Board of the Portfolio determines in its discretion.

The Fund may, at its sole option, accept securities as payment for shares of a Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolios will not issue share certificates representing shares of a Portfolio. Ownership of a Portfolio’s shares will be shown on the books of the Fund’s transfer agent.

Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Class Z shares and Advisor Class shares (if offered by a Portfolio) do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, Class Z shares and Advisor Class shares (if offered by a Portfolio), (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under

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certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See “Alternative Purchase Arrangements—Group Retirement Plans” below. “Group retirement plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see “Alternative Purchase Arrangements—Group Retirement Plans”). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $500,000 for Class C shares of the Municipal Portfolios or $1,000,000 for Class C shares of the Short Duration Portfolio and International Portfolios.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year (or four-year period, for Class B shares of the International Portfolios) and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period (or four-year, for the International Portfolios) during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

For the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $184,337, $358,358 and $724,094, respectively; the California Municipal Portfolio was $148,675, $178,487 and $384,630, respectively; the Diversified Municipal Portfolio was $568,038, $786,445 and $1,847,766, respectively; the Short Duration Portfolio was $18,770, $99,870 and $30,281, respectively; of that amount, the Principal Underwriter received $0, $0 and $1,557, respectively, for the New York Municipal

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Portfolio, $104, $8 and $0, respectively, for the California Municipal Portfolio, $718, $586 and $0, respectively, for the Diversified Municipal Portfolio; the Principal Underwriter received $959, $773 and $1,172, respectively, for the Short Duration Portfolio, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter).

During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Managed International Portfolio was $150, $1,470 and $1,858, respectively, and with respect to the International Portfolio was $3,918, $8,856 and $2,804, respectively. Of those amounts, during the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriters received the amounts of $14, $135 and $142, respectively, for the Tax-Managed International Portfolio, and $164, $459 and $126, respectively, for the International Portfolio, representing that portion of the sales charges paid on shares of the Portfolio sold during the periods that was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriter).

During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $3,360, $15,515 and $22,618, respectively, for the New York Municipal Portfolio, $31,643, $3,964 and $12,175, respectively, for the California Municipal Portfolio, $31,013, $99,130 and $178,676, respectively, for the Diversified Municipal Portfolio, and $40,287, $35 and $28,036, respectively, for the Short Duration Portfolio. During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received CDSCs with respect to Class A redemptions of $0, $0 and $0, respectively, for the Tax-Managed International Portfolio, and $34, $128 and $23, respectively, for the International Portfolio.

During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $0, $31 and $77, respectively, for the New York Municipal Portfolio, $0, $0 and $0, respectively, for the California Municipal Portfolio,$0, $0 and $0, respectively, for the Diversified Municipal Portfolio, and $2,270, $55 and $215, respectively, for the Short Duration Portfolio. During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received CDSCs with respect to Class B redemptions of $0, $0 and $300, respectively, for the Tax-Managed International Portfolio, and $0, $312 and $68, respectively, for the International Portfolio.

During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $3,577, $8,399 and $29,211, respectively, for the New York Municipal Portfolio, $738, $2,649 and $1,755, respectively, for the California Municipal Portfolio, $11,438, $24,098 and $56,665, respectively, for the Diversified Municipal Portfolio, and $563, $515 and $6,200, respectively, for the Short Duration Portfolio. During the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013, the Principal Underwriter received CDSCs with respect to Class C redemptions of $0, $12 and $0, respectively, for the Tax-Managed International Portfolio, and $216, $61 and $7, respectively, for the International Portfolio.

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

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Municipal Portfolios

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	3.09%	3.00%	3.00%
$100,000 up to $250,000	2.04%	2.00%	2.00%
$250,000 up to $500,000*	1.01%	1.00%	1.00%

*	There is no initial sales charge on transactions of $500,000 or more.

Short Duration Portfolio and International Portfolios

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36%	3.25%	3.00%
$250,000 up to $500,000	2.30%	2.25%	2.00%
$500,000 up to $1,000,000*	1.78%	1.75%	1.50%

*	There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more for the Municipal Portfolios, or $1,000,000 or more for the Short Duration Portfolio and International Portfolios, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge.” ABI’s commission is the sales charge shown in the Prospectus less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under “Class B Shares—Conversion Feature.”

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more with respect to the Municipal Portfolios, or $1,000,000 or more with respect to the Short Duration Portfolio, that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. With respect to the International Portfolio and the Tax-Managed International Portfolio, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

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In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares—Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager’s AllianceBernstein Institutional Investment Management division;

(ii)	officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “Relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)	the Manager, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Manager, ABI, ABIS and their affiliates;

(iv)	(a) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or (b) clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

(v)	certain retirement plan accounts as described under “Alternative Purchase Arrangements—Group Retirement Plans;” and

(vi)	current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Manager and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares

Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio’s Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor’s purchase payment.

Conversion Feature. Six years (or eight years for the International Portfolios) after the end of the calendar month in which the shareholder’s purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six (or eight years for the International Portfolios) years after the end of the calendar month in which the shareholder’s purchase order was accepted.

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Class C Shares

Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares and, if offered by the Portfolio, Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge. Class B shares that are redeemed within three years (or for years for the International Portfolios) of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $500,000 or more for the Municipal Portfolios, or $1,000,000 or more for the Short Duration and International Portfolios, and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see “Alternative Purchase Arrangements – Group Retirement Plans” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% for the Municipal Portfolios or 3.0% for the Short Duration Portfolio and International Portfolios (the applicable rate in the second year after purchase as set forth below).

For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Municipal Portfolios and Short Duration Portfolio

Year Since Purchase	Contingent Deferred Sales Charge as a % of Dollar Amount Subject to Charge
First	3.00%
Second	2.00%
Third	1.00%
Fourth and thereafter	None

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International Portfolios

Year Since Purchase	Contingent Deferred Sales Charge as a % of Dollar Amount Subject to Charge
First	4.00%
Second	3.00%
Third	2.00%
Fourth	1.00%
Fifth and thereafter	None

In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of its Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, (the “Code”), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1⁄2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs - Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and (vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares of the Municipal Portfolios or $1,000,000 or more of Class A shares of the Short Duration Portfolio or International Portfolios, where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class Z Shares

Class Z shares are available at NAV, without an initial sales charge, exclusively to registered investment companies (or their series) managed by the Manager.

Class Z shares do not incur any distribution service fees.

Advisor Class Shares

Advisor Class shares, to the extent offered by a Portfolio, may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary or (iii) officers and present or former Directors of the Portfolios or other investment companies managed by the Manager, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Manager, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person

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or (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares — Sales at NAV”. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Alternative Purchase Arrangements – Group Retirement Plans

The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares of a Portfolio are available at NAV to all Manager-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund’s Rule 12b-1 Plan.

Class B Shares. Class B shares of the Portfolios may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

Class Z Shares. Class Z shares are not currently available to group retirement plans. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio’s share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants. Class Z shares are not currently available to group retirement plans.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder’s account.

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Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares.” The term “purchase” means a single or concurrent purchase of shares of a Portfolio or any other AB Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB Limited Duration High Income Portfolio

-AB Bond Inflation Strategy

-AB Intermediate Bond Portfolio

-AB Credit Long/Short Portfolio

-AB High Yield Portfolio

-AB Municipal Bond Inflation Strategy

-AB All Market Real Return Portfolio

-AB Government Reserves Portfolio

-AB Tax-Aware Fixed Income Portfolio

AB Cap Fund, Inc.

-AB Concentrated Growth Fund

-AB Emerging Markets Multi-Asset Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB All Market Growth Portfolio

-AB Concentrated International Growth Portfolio

-AB Multi-Manager Alternative Strategies Fund

-AB Long/Short Multi-Manager Fund

-AB Global Core Equity Portfolio

-AB Emerging Markets Growth Portfolio

-AB Small Cap Value Portfolio

-AB Multi-Manager Select Retirement Allocation Fund

-AB Multi-Manager Select 2010 Fund

-AB Multi-Manager Select 2015 Fund

-AB Multi-Manager Select 2020 Fund

-AB Multi-Manager Select 2025 Fund

-AB Multi-Manager Select 2030 Fund

-AB Multi-Manager Select 2035 Fund

-AB Multi-Manager Select 2040 Fund

-AB Multi-Manager Select 2045 Fund

-AB Multi-Manager Select 2050 Fund

-AB Multi-Manager Select 2055 Fund

-AB All-Market Income Portfolio

-AB All-Market Alternative Return Portfolio

-AB Emerging Market Core Portfolio

-AB International Strategic Core Portfolio

-AB Asia ex-Japan Equity Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Exchange Reserves

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AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB Global Thematic Growth Fund, Inc.

AB Growth and Income Fund, Inc.

AB High Income Fund, Inc.

AB International Growth Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-California Portfolio

-National Portfolio

-New York Portfolio

-High Income Municipal Portfolio

AB Municipal Income Fund II

-Arizona Portfolio

-Massachusetts Portfolio

-Michigan Portfolio

-Minnesota Portfolio

-New Jersey Portfolio

-Ohio Portfolio

-Pennsylvania Portfolio

-Virginia Portfolio

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

AB Unconstrained Bond Fund, Inc.

The AB Portfolios

-AB Balanced Wealth Strategy

-AB Conservative Wealth Strategy

-AB Growth Fund

-AB Tax-Managed Balanced Wealth Strategy

-AB Tax-Managed Wealth Appreciation Strategy

-AB Tax-Managed Conservative Wealth Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-AB Emerging Markets Portfolio

-AB Intermediate California Municipal Portfolio

-AB Intermediate Diversified Municipal Portfolio

-AB Intermediate New York Municipal Portfolio

-AB International Portfolio

-AB Short Duration Portfolio

-AB Tax-Managed International Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements — Class A Shares.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;

(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AB Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

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The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor’s spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 2.00% (for the Municipal Portfolios) or 3.25% (for the Short Duration Portfolio and International Portfolio) sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Portfolio’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

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Dividend Direction Plan. A shareholder who already maintains an account in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

Shares of a Portfolio owned by a participant in the Portfolio’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to a Portfolio’s involuntary redemption provisions. See “Redemption and Repurchase of Shares — General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Manager in several ways from various sources, which include some or all of the following:

•	upfront sales commissions

•	Rule 12b-1 fees

•	additional distribution support

•	defrayal of costs for educational seminars and training

•	payments related to providing shareholder recordkeeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under “Investing in the Portfolios—The Different Share Class Expenses—Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2015, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million, for distribution services and education support related to the AB Mutual Funds. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and education support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” in the Prospectus.

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If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Manager, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

JP Morgan Securities

LPL Financial

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI does not make additional payments to financial intermediaries for distribution services or educational support.

ABI expects that additional firms may be added to this list from time to time.

Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.” If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Portfolio offering Advisor Class shares that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Fund’s Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund’s receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

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The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio’ portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions – General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase

The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B

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and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day’s NAV). If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.” The shareholder services set forth below are applicable to all classes of shares of each Portfolio unless otherwise indicated.

If you are a shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Portfolio through an automatic investment program utilizing “electronic funds transfer” drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor’s bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege

You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Manager, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Manager, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Portfolio for Advisor Class shares of the Portfolio (if offered) or exchange Class C shares of the Portfolio for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

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Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Portfolio for Advisor Class shares (if offered) or exchanges of Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

None of the AB Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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Shareholder Services Applicable to Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (State Street”) to draw against Class A or Class C shares of a Portfolio redeemed from the investor’s account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to State Street’s customary rules and regulations governing checking accounts, and the Fund and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

When a check is presented to State Street for payment, State Street, as the shareholder’s agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder’s account to cover the check. Because the level of net assets in a shareholder’s account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

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NET ASSET VALUE

The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio’s per share NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies. The Manager has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio’s assets on behalf of the Portfolios.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

(a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price; an Over-the-Counter (“OTC”) equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

(b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

(d) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(e) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(f) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(g) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(h) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Manager is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

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(i) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Manager reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Manager receives multiple broker quotes that are deemed to be reliable, then the Manager will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

(j) bank loans are valued on the basis of bid prices provided by a pricing vendor;

(k) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Manager that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(l) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor;

(m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., NDF) rate is available, the Manager will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(n) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Manager or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Manager;

(o) short-term securities held in money market funds: the valuation of securities held in AB’s money market funds is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The Manager also determines the net asset value of each money market fund based upon money market prices provided by an independent pricing vendor on a daily basis. This allows the Manager to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

(p) mutual funds and other pooled vehicles: the Manager receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

(t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Manager becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

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When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Each Portfolio’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class B shares, Class C shares, Class Z shares and Advisor Class shares will be invested together in a single portfolio for each Portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Portfolios in accordance with Rule 18f-3 under the 1940 Act.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains. Funds are permitted to carry forward capital losses incurred in taxable years post-2010 for an indefinite period. These post-2010 capital losses must be utilized prior to the pre-2011 capital losses, which are subject to expiration. Post-2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends paid by a Portfolio, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that any distribution services fees and any transfer agency costs relating to a class will be borne exclusively by the class to which they relate.

The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will

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be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios and properly reported as exempt-interest dividends will not be subject to regular federal income tax.

The New York Municipal Portfolio provides income which is (in large part) tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains of income on transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

With respect to the International Portfolio and the Tax-Managed International Portfolio, certain dividends received by non-corporate shareholders (including individuals, trusts and estates) may be eligible for the tax rates applicable in the case of long-term capital gain (15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly, amounts adjusted annually for inflation), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. However, such rate generally will not apply to dividends received from the other Portfolios.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future

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payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax exempt income.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or for the Short Duration Portfolio, borrow, to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of income in excess of cash generated by such investments.

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A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio’s holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

Income received by a Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

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Certain types of income received by a Portfolio from real estate investment trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause the Portfolio to report some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular

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dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax is currently imposed on dividends, interest and other income items, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT’s distribution to a Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or a Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not

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affirmatively elect a cost basis method then a Portfolio’s default cost basis calculation method, which is currently the Average Cost method – will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Directors, the Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, a Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, the Manager believes that its receipt probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Manager in connection with a Portfolio.

The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Portfolio.

A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

Transactions for the Portfolios in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. These transactions will generally be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

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The Portfolios’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Manager expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department for the Manager.

The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. (“Bernstein LLC”), and SCB Limited (“Bernstein Limited”, a United Kingdom broker-dealer), affiliates of the Manager (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid to an Affiliated Broker during each Portfolio’s three most recent fiscal years, and, during the most recent fiscal year, the Affiliated Broker’s percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2013	$5,551,145	$3,334,797	$3,373,663,357
Fiscal Year Ended September 30, 2014	$5,224,634	$4,218,873	$3,436,859,519
Fiscal Year Ended September 30, 2015	$5,632,491	$4,557,916	$3,929,898,028
International Portfolio
Fiscal Year Ended September 30, 2013	$2,404,385	$1,454,304	$1,494,116,946
Fiscal Year Ended September 30, 2014	$2,193,704	$1,768,307	$1,554,571,681
Fiscal Year Ended September 30, 2015	$2,346,292	$1,870,855	$1,709,733,276
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2013	$1,741,185	$861,899	$537,232,271
Fiscal Year Ended September 30, 2014	$2,099,210	$1,792,915	$1,078,847,527
Fiscal Year Ended September 30, 2015	$1,939,196	$1,472,587	$914,618,082
Short Duration Portfolio
Fiscal Year Ended September 30, 2013	$20,989	$0	$0
Fiscal Year Ended September 30, 2014	$14,675	$0	$0
Fiscal Year Ended September 30, 2015	$9,911	$0	$0

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The Portfolios may from time to time place orders for the purchase or sale of securities with the Affiliated Brokers. In such instances the placement of orders with the Affiliated Brokers would be consistent with the Portfolios’ objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Information about the brokerage commissions paid by the Tax-Managed International Portfolio, the International Portfolio and the Short Duration Portfolio to the Affiliated Brokers is set forth in the following table:

Portfolio	Brokerage Commissions Paid to Affiliated Broker
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
International Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0
Short Duration Portfolio
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0
Fiscal Year Ended September 30, 2015	$0

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio’s holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ securities. The policies and procedures relating to disclosure of a Portfolio’s securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s website (www. abglobal.com). The Manager generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the Portfolio’s holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios’ top ten holdings (including name and the percentage of the Portfolios’ assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

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The Manager may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios’ holdings that is not publicly available to the Portfolios’ individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios’ shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that each Portfolio holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios’ holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund’s custodian in connection with its custody of a Portfolio’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios’ holdings information unless specifically authorized.

Tax Management

Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”) provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Portfolio or its investors. However, the implementation of Bernstein’s tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio’s assets are allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective.

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CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent

State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, acts as the Fund’s custodian for the assets of the Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly owned subsidiary of AB, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B, Class C, Class Z and Advisor Class shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

The Report of the Independent Registered Public Accounting Firm (relating to the audited financial statements of the Portfolios for the annual period ending September 30, 2015) and the financial statements of the Portfolios are incorporated herein by reference to their annual filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2015 and was filed on December 7, 2015. It is available without charge upon request by calling ABIS at (800) 227-4618.

109

GENERAL INFORMATION

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001. Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio’s assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class Z and Advisor Class shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to any Rule 12b-1 distribution plan with respect to such class and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as authorized by the Board of Directors and declared by the Fund and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

As of December 28, 2015, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Portfolio, Tax-Managed International Portfolio, International Portfolio or the Emerging Markets Portfolio or any class of the Portfolios:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
NEW YORK MUNICIPAL PORTFOLIO

CLASS A SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	2,382,246.863	18.46%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,314,040.010	17.93%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	893,737.230	6.93%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	706,182.550	5.47%

110

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,547,127.649	19.74%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	919,271.990	7.12%

CLASS B SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	609.4878	33.17%

RBC CAPITAL MARKETS LLC MUTUAL FUND MONIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MSC P08 MINNEAPOLIS MN 55402-4413	785.642	43.46%

EILEEN BRIGHTON & ROBERT M BRIGHTON JTWROS 27 COLLEGE GREENE DR MORTH CHILI NY 14514-1246	232.543	14.52%

CLASS C SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	682,371.518	16.42%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	295,163.992	7.10%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	848,298.936	20.41%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	257,920.183	6.21%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	856,031.656	20.60%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	605,362.165	7.35%

111

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
CALIFORNIA MUNICIPAL PORTFOLIO

CLASS A SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	372,452.831	5.87%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,331,588.313	21.00%

FIRST CLEARING, LCC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 62103-2523	962,100.544	15.17%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	497,918.802	7.85%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	539,006.319	8.50%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,193,227.225	18.82%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATORS 211 MAIN STREET SAN FRANSISCO CA 94105-1905	554,015.240	8.74%

CLASS B SHARES
PERSHING LLC PO BOX 20152 JERSEY CITY NJ 07303-2052	130.288	99.26%

CLASS C SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	450,755.604	30.14%

112

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
FIRST CLEARING, LCC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 62103-2523	279,453.427	18.68%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	121,453.427	8.13%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	105,478.984	7.05%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	177,997.853	11.90%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATORS 211 MAIN STREET SAN FRANSISCO CA 94105-1905	32,630.698	6.19%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
DIVERSIFIED MUNICIPAL PORTFOLIO

CLASS A SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,928,185.003	9.21%

FIRST CLEARING, LCC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 62103-2523	4,608,119.558	14.50%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	2,056,333.480	6.47%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	2,370,960.715	7.46%

113

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,026,285.741	12.67%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	6,856,428.309	21.57%

CLASS B SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	2,075.428	37.65%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	695.557	12.52%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN TERRANCE SPENCER 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,527.767	45.49%

CLASS C SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,447,819.849	18.16%

FIRST CLEARING, LCC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 62103-2523	1,281,211.601	16.07%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	535,021.767	6.71%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	726,208.080	9.11%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	838,231.172	10.51%

114

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,076,352.049	13.51%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	581,946.843	7.30%

ADVISOR CLASS SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34,339,893.331	45.37%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN TERRANCE SPENCER 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	32,758,063.715	43.28%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
INTERNATIONAL PORTFOLIO

CLASS A SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23,692.354	8.33%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	24,838.729	8.74%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	19,593.897	6.83%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24,779.335	8.72%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	25,922.559	9.12%

115

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
CLASS B SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	626.951	21.49%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	187.683	6.43%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	300.52	10.30%

ASCENSUS TRUST COMPANY KEVIN R KIMMES IRA ROLLOVER 7522 NORTH ST ST LOUIS PARK MN 55426-4333	323.254	11.08%

ATC AS CIST FPR ORA DAVID L FINGERHUT 63 SHIPYARD DR APT 905 HILTON HEAD SC 29928-4984	226.971	7.78%

ATC AS CUST FOR IRA CARL M GREENFELD 3 DORRIEN RD LIVINGSTON NJ 07039-4709	283.061	9.70%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATORS 211 MAIN STREET SAN FRANSISCO CA 94105-1905	389.230	13.34%

IVAN GARCIA & MARGARITA GARCIA TEN COM 17054 LASSEN ST NORTHRIDGE CA 91325-1941	306.805	10.52%

CLASS C SHARES
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7,438.736	5.76%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	37,775.440	29.24%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	17,350.421	13.43%

116

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13,111.384	10.15%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	8,751.065	6.77%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
SHORT DURATION PORTFOLIO

CLASS A SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	613,317.228	16.84%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	439,268.101	12.06%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATORS 211 MAIN STREET SAN FRANSISCO CA 94105-1905	1,243,576.187	34.14%

CLASS B SHARES
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,310.969	5.77%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,616.389	29.13%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	2,001.457	8.81%

ASCENSUS TRUST COMPANY SHAMROCK ELECTRIC SUPPLY CO INC JEFF MCWHORTER 964 HWY 332 GRENADA MS 38901	2,424.642	10.68%

117

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
CLASS C SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	252,850.233	22.04%

FIRST CLEARING, LCC A/C 1699-0135 SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 62103-2523	80,356.280	6.98%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	315,097.499	27.36%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	101,533.712	8.82%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	68,297.312	5.93%

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
TAX-MANAGED INTERNATIONAL PORTFOLIO

CLASS A SHARES
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	28,954.529	27.97%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7,807.099	7.54%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23,294.221	22.50%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATORS 211 MAIN STREET SAN FRANSISCO CA 94105-1905	5,312.476	5.13%

118

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
SUMER B PEK & MARILYN D KATZ-PEK CO-TTEES SUMER PEK & MARILYN KATZ-PEK REV LIV TRUST U/A DTD 01/07/2014 2504 GEDDES AVE ANN ARBOR MI 48104-2715	16,360.462	15.80%

CLASS B SHARES
ASCENSUS TRUST COMPANY MEDICAL BILLING SYSTEMS INC TAMMY D ATHA 3415 DICKSON RD ALBANY OH 45710-9421	286.144	97.84%

CLASS C SHARES
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,078.070	10.49%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	12,794.816	43.59%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,892.668	30.30%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	3,063.425	10.44%

119

APPENDIX A:

DESCRIPTION OF RATINGS

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s1

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch2

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

[1]	Reprinted from Standard & Poor’s Bond Guide.
[2]	As provided by Fitch Ratings, Inc.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody’s3

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

[3]	Reprinted from Moody’s Bond Record and Short Term Market Record.

Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s4

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s6

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

[4]	Reprinted from Standard & Poor’s Bond Guide.
[5]	As provided by Fitch Ratings, Inc.
[6]	Reprinted from Moody’s Bond Record and Short Term Market Record.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

[7]	Reprinted from Standard & Poor’s Bond Guide.
[8]	As provided by Fitch Ratings, Inc.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

APPENDIX B

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company’s remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(2)	Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(3)	Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(4)	Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(5)	Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(6)	Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(7)	Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(8)	Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(9)	Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(a)(10)	Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(a)(11)	Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(a)(12)	Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(a)(13)	Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(a)(14)	Articles Supplementary of the Fund dated October 25, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(15)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(16)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(17)	Articles Supplementary of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(a)(18)	Articles of Amendment of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(a)(19)	Articles Supplementary of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(a)(20)	Articles of Amendment of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(a)(21)	Articles Supplementary of the Fund dated December 1, 2003 (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).

(a)(22)	Certificate of Correction of the Fund dated December 14, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(23)	Articles Supplementary of the Fund dated April 18, 2007 (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(a)(24)	Articles Supplementary of the Fund dated April 24, 2008 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(a)(25)	Articles Supplementary of the Fund dated November 24, 2009 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(a)(26)	Articles of Amendment of the Fund dated January 27, 2015 (submitted electronically by Post-Effective Amendment No. 63 filed on January 29. 2015).

(a)(27)	Articles Supplementary of the Fund dated April 15, 2015 (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).

(a)(28)	Articles Supplementary of the Fund dated September 22, 2015 (supplied by Post-Effective Amendment No. 69 filed on October 20, 2015).

(b)(1)	By-Laws of the Fund as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(b)(2)	Amendment to Article I, Section 2 of the By-Laws of Fund dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(b)(3)	Amendment to Article II, Section 9 of the By-Laws of Fund dated July 28, 2004 (submitted electronically by Post-Effective Amendment No. 38 filed on February 1, 2005).

(b)(4)	Amendment to Article I, Section 2 of the By-Laws of Fund dated July 21, 2009 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(c)	Instruments Defining Rights of Security Holders - supplied by Exhibit (a)(1) (see Article V - Common Stock;
Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII - Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII - Voting; Article IX - Amendments; and supplied by Exhibit (b)(1) (see Article I - Stockholders and Article IV - Capital Stock).

(d)(1)	Investment Management Agreement dated October 2, 2000 between the Fund and AllianceBernstein L.P. (“AB”) (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(d)(1)(i)	Form of Amendment No. 2 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 38 filed on February 1, 2005).

(d)(1)(ii)	Form of Amendment No. 3 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 42 filed on January 31, 2006).

(d)(1)(iii)	Form of Amendment No. 4 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(d)(1)(iv)	Form of Amendment No. 5 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(d)(1)(v)	Amendment No. 6 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(d)(1)(vi)	Form of Amendment No. 7 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 51 filed on January 31, 2011).

(d)(2)	Amended and Restated Shareholder Servicing Agreement between the Fund and ACMLP dated February 26, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(1)

(d)(3)	Amendment No. 1 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB dated December 16, 2003 (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(1)

(d)(4)	Amendment No. 2 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).(1)

(e)(1)(a)	Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000). Exhibit (m)(3) incorporated by reference.(1)

(e)(1)(b)	Amendment to the Distribution Agreement dated February 1, 2001 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(1)

(e)(1)(c)	Amendment No. 2 to Distribution Agreement dated February 26, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(1)

(e)(1)(d)	Amendment No. 3 to Distribution Agreement dated December 16, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(1)

(e)(1)(e)	Amendment No. 4 to Amended Distribution Agreement between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(e)(2)(a)	Distribution Services Agreement (including a plan pursuant to Rule 12b-1 dated February 1, 2002 between the Fund and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investor Research and Management, Inc.) (“ABI”) (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(2)

(e)(2)(b)	Amendment No. 1 to Distribution Services Agreement dated February 26, 2003 between the Fund and ABI (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(2)

(e)(2)(c)	Amendment No. 2 to Distribution Services Agreement dated December 16, 2003 between the Fund and ABI (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(2)

(e)(2)(d)	Amendment No. 3 to Distribution Services Agreement dated December 17, 2003 between the Fund and ABI (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(2)

(e)(2)(e)	Amendment to Distribution Services Agreement dated April 15, 2015 between the Fund and ABI (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).(2)

(e)(2)(f)	Amendment to Distribution Services Agreement dated September 22, 2015 between the Fund and ABI.(2)*

(e)(3)(a)	Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (“ABI”) and selected dealers offering shares of Fund (incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(3)(b)	Selected Dealer Agreement between ABI and Merrill Lynch, Pierce, Fenner & Smith Inc. making available shares of the Fund effective April 30, 2009 (incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(4)(a)	Load Fund Operating Agreement between ABI and Charles Schwab & Co., Inc. making available shares of the Fund, dated as of June 1, 2007 (incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(5)	Cooperation Agreement between ABI and UBS AG, dated November 1, 2005 (incorporated by reference to
Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)(1)	Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(2)	Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(3)	Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(4)	Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(5)	Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(6)	Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(7)	Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(8)	Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)(9)	Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)(10)	Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(g)(11)	Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(12)	Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(13)	Custodian Fee Schedule dated October 27, 1999 - Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(14)	Eleventh Amendment to the Custodian Contract dated December 28, 2006 (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(g)(15)	Twelfth Amendment to the Custodian Contract (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(h)(1)(a)	Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (“State Street”) (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(b)	Amendment to the Transfer Agency Agreement dated April 30, 1990 between the Fund and State Street (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(c)	Second Amendment to the Transfer Agency Agreement dated March 18, 1992 between the Fund and State Street (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(d)	Third Amendment to the Transfer Agency Agreement dated April 19, 1994 between the Fund and State Street (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on filed on January 29, 1998).(1)

(h)(1)(e)	Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 between the Fund and State Street (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(f)	Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).(1)

(h)(1)(g)	Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(h)	Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(i)	Eighth Amendment to Transfer Agency Agreement dated February 1, 2002 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(1)

(h)(1)(j)	Ninth Amendment to Transfer Agency Agreement dated February 26th, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(1)

(h)(1)(k)	Tenth Amendment to Transfer Agency Agreement dated December 16, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(1)

(h)(1)(l)	Transfer Agency Fee Schedule dated July 21, 1999 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(m)	Transfer Agency Agreement dated February 1, 2002 between the Fund and AllianceBernstein Investor Services, Inc. (formerly, Alliance Global Investor Services, Inc.) (“ABIS”) (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(2)

(h)(1)(n)	Amendment No. 1 to the Transfer Agency Agreement dated February 26, 2003 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(2)

(h)(1)(o)	Amendment No. 2 to the Transfer Agency Agreement dated December 16, 2003 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(2)

(h)(1)(p)	Amendment No. 3 to the Transfer Agency Agreement dated April 15, 2015 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).(2)

(h)(1)(q)	Amendment No. 4 to the Transfer Agency Agreement dated September 22, 2015 between the Fund and ABIS.(2)*

(h)(1)(r)	Eleventh Amendment to Transfer Agency Agreement between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).(1)

(h)(2)(a)	Securities Lending Agreement dated July 17, 1996 between the Fund, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(h)(2)(b)	Second Amendment to Securities Lending Agreement dated May 29, 1997 (submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(h)(2)(c)	Third Amendment to Securities Lending Agreement dated May 1, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(h)(2)(d)	Fourth Amendment to Securities Lending Agreement dated August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(h)(2)(e)	Fifth Amendment to Securities Lending Agreement dated April 21, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(h)(2)(f)	Securities Lending Agreement dated April 30, 1999 between the Fund, on behalf of the International Value Portfolio II and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(h)(2)(g)	First Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(h)(2)(h)	Sixth Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(h)(3)	Expense Limitation Agreement by and between the Fund and AB (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(h)(4)	Expense Limitation Undertaking by AB with respect to the Fund.*

(i)(1)	Opinion of Counsel with respect to Non-U.S. Stock Portfolios and Fixed-Income Portfolios (submitted electronically by Post- Effective Amendment No. 43 filed on January 31, 2007).

(i)(2)	Opinion of Counsel with respect to Overlay Portfolios (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(i)(3)	Opinion of Counsel with respect to Advisor Class shares of AB Intermediate New York Municipal Portfolio, AB Intermediate California Municipal Portfolio, and AB Intermediate Diversified Municipal Portfolio (submitted electronically by Post-Effective Amendment No. 67 filed on June 24, 2015).

(i)(4)	Opinion of Counsel with respect to Class Z shares of AB International Portfolio, AB Tax-Managed International Portfolio and Emerging Markets Portfolio.*

(j)(1)	Consent of Independent Registered Public Accounting Firm.*

(j)(2)	Consent of Counsel.*

(j)(3)	Powers of Attorney for Bart Friedman, William Kristol, Donald K. Peterson, Thomas B. Stiles II and Rosalie J. Wolf (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(j)(4)	Power of Attorney for Dianne F. Lob (submitted electronically by Post-Effective Amendment No. 51 filed on January 31, 2011).

(j)(5)	Power of Attorney for Debra Perry (submitted electronically by Post-Effective Amendment No. 53 filed on November 28, 2011).

(j)(6)	Power of Attorney for R. Jay Gerken (submitted electronically by Post-Effective Amendment No. 61 filed on January 30, 2014).

(j)(7)	Power of Attorney for Suzanne Brenner (submitted electronically by Post-Effective Amendment No. 63 filed on January 29, 2015).

(j)(8)	Power of Attorney for Seth Masters (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).

(k)	Omitted Financial Statements - Not applicable.

(l)	Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(m)(1)	Rule 12b-1 Plan. See exhibit (e)(2).(2)

(n)(1)(a)	Amended and Restated Plan Pursuant to Rule 18f-3.*

(o)	Not applicable.

(p)	Code of Ethics for AB, ABI and Sanford C. Bernstein & Co., LLC (submitted electronically by Post-Effective Amendment No. 53 filed on November 28, 2011).

(1)	Item does not relate to Class A, Class B, Class C, Class Z or Advisor Class shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.
(2)	Item only relates to Class A, Class B, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.
*	Filed herewith.

Item 29. Persons Controlled By or Under Common Control with Fund. None.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and pursuant to Article VII of the Fund’s By-Laws (Exhibits (b)(1) through (b)(4) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Amended and Restated Shareholder Servicing Agreement between the Fund, on behalf of its various Portfolios, and AB, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A, B and C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio and ABIRM, AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Section 2 of the respective Investment Management Agreement limits the liability of AB to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by AB of its obligations and duties under the Management Agreement. Section 2 of the Amended and Restated Shareholder Servicing Agreement limits the liability of AB and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Amended and Restated Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

See “Management of the Fund – Manager” in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and “Management of the Portfolios – Investment Manager” in the Prospectus, constituting Part A of this Registration Statement and incorporated herein by reference.

Item 32. Principal Underwriters

(a) Sanford C. Bernstein & Co., LLC is the Distributor for each Portfolio of the Fund except for Class A, Class B, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, and Class R shares of the Short Duration and International Portfolios. It also serves as Distributor for Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

AllianceBernstein Investments, Inc. (“ABI”) is the Registrant’s Principal Underwriter in connection with the sale of Class A, Class B, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

AB Blended Style Series, Inc.*

AB Bond Fund, Inc.*

AB Cap Fund, Inc.*

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.*

AB Exchange Reserves*

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.*

AB Global Real Estate Investment Fund, Inc.*

AB Global Risk Allocation Fund, Inc.

AB Global Thematic Growth Fund, Inc.*

AB Growth and Income Fund, Inc.*

AB High Income Fund, Inc.*

AB Institutional Funds, Inc.

AB International Growth Fund, Inc.*

AB Large Cap Growth Fund, Inc.*

AB Municipal Income Fund II

AB Municipal Income Fund, Inc.

AB Trust*

AB Unconstrained Bond Fund, Inc.

AB Variable Products Series Fund, Inc.

Bernstein Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

The AB Pooling Portfolios

The AB Portfolios**

*	This Fund also offers Class R, K and I shares.
**	The AB Portfolios funds that also offer Class R, K and I Shares are AB Growth Fund, AB Balanced Wealth Strategy; AB Wealth Appreciation Strategy; and AB Wealth Preservation Strategy.

(b) The following are the Directors and Officers of Sanford C. Bernstein & Co., LLC, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
van Brugge, Robert P.	Chairman and Chief Executive Officer

Farrell, Edward J.	Director and Chief Accounting Officer

Patrizio, Lawrence	Director and Global Head of Broker Dealer Operations

Bertan, Laurence	Co-Director of Compliance

Lamke, James	Co-Director of Compliance

Bhalla, Mona	Corporate Secretary

Lesser, David M.	Assistant Secretary

Mangan, Louis T.	Assistant Secretary

Mahon, Christopher J.	Assistant Secretary

Manley, Mark R.	Assistant Secretary

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Nelson, Mark	Assistant Secretary

Swanson, Stephen	Assistant Secretary

Carli, Raymond	Senior Vice President and Treasurer

Weisenseel, John C.	Senior Vice President and Chief Financial Officer

Cohen, Lawrence H.	Senior Vice President and Head of Operations and Technology

Tucci, Peter	Associate Director of Operations

Abramson, Richard S.	Senior Vice President

Anderson, Timothy A.	Senior Vice President

Aronow, Bruce K.	Senior Vice President

Aspesi, Claudio V.	Senior Vice President

Barnard, David S.	Senior Vice President

Brackett, Robert A.	Senior Vice President

Burke, Catherine C.	Senior Vice President

Caruso, Frank	Senior Vice President

Chen, Xinzhong	Senior Vice President

Cook, Robert W.	Senior Vice President

Day, Beth Ann	Senior Vice President

De Charentenay, Ghislain	Senior Vice President

Dibadj, Ali M.	Senior Vice President

DiMaggio, Scott A.	Senior Vice President

Fanelli, Steven A.	Senior Vice President

Fay, Sharon E.	Senior Vice President

Ferragu, Pierre C.L.H.M.	Senior Vice President

Franco, Eric	Senior Vice President

Galiardo, Richard C.	Senior Vice President

Guinan III, William L.	Senior Vice President

Hagemeier, Jan	Senior Vice President

Harned, Douglas S.	Senior Vice President

Hogbin, Christopher E.	Senior Vice President

Howard, Alexia	Senior Vice President

Kemper, Jocelyn C.Y.	Senior Vice President

Kirjner Neto, Carlos	Senior Vice President

Larson, Ann-Marie	Senior Vice President

Liles, David A.	Senior Vice President

Loughlin, Frank	Senior Vice President

Marsalise, William	Senior Vice President

Martier, Allison	Senior Vice President

Masters, Seth	Senior Vice President	President and Chief Executive Officer

McDonald, John E.	Senior Vice President

McGranahan, Colin A.	Senior Vice President

Morgan, Scott T.	Senior Vice President

Porges, Geoffrey C.	Senior Vice President

Rasgon, Stacy A.	Senior Vice President

Sacconaghi, Antonio	Senior Vice President

Scudero, Louis	Senior Vice President

Senatore, Sara B.	Senior Vice President

Singer, Rhonda K.	Senior Vice President

St. Pierre, Kevin J.	Senior Vice President

Stirling, Trevor J.	Senior Vice President

Vincent, James B.	Senior Vice President

Winoker, Steven E.	Senior Vice President

Wood, Andrew D.	Senior Vice President

Wynne, Hugh D.	Senior Vice President

Zlotnikov, Vadim	Senior Vice President

Juenger, Todd M	Senior Vice President

Liptrot, James	Senior Vice President, Assistant Controller

Adams, Kevin L.	Vice President

Aguiar, Albert J.	Vice President

Altunkopru, Zehra C.	Vice President

An, Penghui	Vice President

Artiglere, Joseph J.	Vice President

Bales, Kendrick K.	Vice President

Beckel, David J.	Vice President

Beirne, Paul R.	Vice President

Brancati, Michael J.	Vice President

Broquin, Francois D.	Vice President

Browning, Robert	Vice President

Burg, Laura I.	Vice President

Cantrell, Jason M.	Vice President

Carrella, Carmine	Vice President

Cheng, Ping	Vice President

Chu, Yao Jie	Vice President

Cobuzzi, Paul	Vice President

Cochrane, Geoffrey M.	Vice President

Coyle, Malachy E. W.	Vice President

Daly, Joseph M.	Vice President

Davison, Gary M.	Vice President

De Krei, Cheryl R.	Vice President

De Sa, Paul	Vice President

Dolan, Michael P.	Vice President

Doyle, Brennan S.	Vice President

Edwards, Matthew	Vice President

Ellis, Lisa D.	Vice President

Fernandez, Andrew W.	Vice President

Gilde, Fredric L.	Vice President

Giordano, Craig A.	Vice President

Goodwin, Joel	Vice President

Gordon, Ian J.	Vice President

Haddad, Kenneth C.	Vice President

Hampton-Fraser, Tracy D.	Vice President

Hanley, John	Vice President

Heath, Thomas	Vice President

Hecht, Robert D.	Vice President

Henkel, David C.	Vice President

Herman, Neal T.	Vice President

Hildebrandt, James P.	Vice President

Hochman, Ronald	Vice President

Hourigan, Frank C.	Vice President

Hudson, Matthew J.	Vice President

Keane, Teresa	Vice President

Kelly, Patrick	Vice President

Kelman, Jeremy E.	Vice President

Keyes-Grevelis, Stephen N.	Vice President

Khadduri, Amin	Vice President

Khambadkone, Sameer R.	Vice President

Klein, Jordan M.	Vice President

Klose-Ostrovsky, Cornelia K.	Vice President

Kronenberg, Michael J.	Vice President

Lane, Kenneth H.	Vice President

Laursen, Jamie E.	Vice President

Le Guyader, Celine	Vice President

Levitt, David	Vice President

Lewin, Lori	Vice President

Lewis, Sebastian H. C.	Vice President

Lipman, Rebecca	Vice President

Magee, Maryclare D.	Vice President

Malachowicz, Andrzej	Vice President

Maurandy, Jean-Pierre	Vice President

McFarland, Sean P.	Vice President

Mittermaier, Markus M.	Vice President

Moerdler, Mark L.	Vice President

Montgomery, Lucas G.	Vice President

Murray, Keith E.	Vice President

O’Connor, Jeffrey M.	Vice President

Ocena, Doni	Vice President

Orenstein, Adam M.	Vice President

Oxgaard, Jonas I.	Vice President

Panwar, Jay	Vice President

Polo, Alan V.	Vice President

Ponomarev, Paul C.	Vice President

Radic, Joseph	Vice President

Reilly, Alison O.	Vice President

Ritter, Brian K.	Vice President

Rivas, Toinette S.	Vice President

Rosso, Andrea	Vice President

Rubenstein, Jeffrey P.	Vice President

Sabat, Michael H.	Vice President

Salisbury, Jean P.	Vice President

Salomon, Martin	Vice President

Scanlon, Christopher	Vice President

Sheehy, Finbar R.	Vice President

Skros, Susan C.	Vice President

Smith, Randy S.	Vice President

Sofocleous, Dominic	Vice President

Steckenborn, Bjoern	Vice President

Steffek, Amy M.	Vice President

Su, Yongjun	Vice President

Susi, Mark	Vice President

Sweeney, Nicholas N.	Vice President

Tedesco, Michael I.	Vice President

Thomas, Kwane H.	Vice President

Thurer, Stephen M.	Vice President

Turner, Peter C.	Vice President

Valli, Christopher S.	Vice President

Van Eeten, Piet	Vice President

Vernon, David S.	Vice President

Weinberg, Matthew	Vice President

Wheeler, Jason S.	Vice President

Wiesenfeld, Jeffrey S.	Vice President

Windal, Anne-Charlotte	Vice President

Winfrey, Wells M.	Vice President

Wing, Jonathan R.	Vice President

Wood, Diana B.	Vice President

Zhu, Xiaoliang	Vice President

Acquista, Diane M.	Assistant Vice President

Ahmed, Sarah A.	Assistant Vice President

Chen, Vincent	Assistant Vice President

Chrane, Zane B.	Assistant Vice President

Davis, Gavin R.	Assistant Vice President

Del Gaudio, Giuseppe	Assistant Vice President

Dravants, John	Assistant Vice President

Garnett, Sofia J.	Assistant Vice President

Hargroves, Ashleigh E.	Assistant Vice President

Hoyt, Julia	Assistant Vice President

Hu, Shirley H.	Assistant Vice President

Kazlow, Erica L.	Assistant Vice President

Kenrick, Conor E.	Assistant Vice President

Kim, Paul C.J.	Assistant Vice President

Latchman, Maria H.	Assistant Vice President

Lennox-King, Peter R.	Assistant Vice President

Li, Shuangxing	Assistant Vice President

Ng, Stephanie	Assistant Vice President

O’Connell, Patrick M.	Assistant Vice President

Patafio, David J.	Assistant Vice President

Piccolo, Ashley G.	Assistant Vice President

Raikh, Evgenia M.	Assistant Vice President

Rawat, Harshita	Assistant Vice President

Ren, Yang	Assistant Vice President

Renz, Carey	Assistant Vice President

Rodriguez Esperanza, Elyn A.	Assistant Vice President

Shrank, Samuel	Assistant Vice President

Winik, Martin S.	Assistant Vice President

Cook, Lesley C.	Associate Officer

Duffy, Sean P.	Associate Officer

Kumar, Akriti	Associate Officer

Markowitz-Betcher, Benjamin	Associate Officer

Nedzhvetskaya, Nataliya	Associate Officer

O’Malley, Michael J.	Associate Officer

Rana, Dipesh S.	Associate Officer

Reilly, Gerard P.	Associate Officer

Richmond, Matthew J.	Associate Officer

Riegler, Laura M.	Associate Officer

Shen, Zhe	Associate Officer

Weissman, Alex D.	Associate Officer

Xie, Ting	Associate Officer

Zhao, George G.	Associate Officer

Zheng, Julia X.	Associate Officer

The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Directors
Robert M. Keith	Director and President	President and Chief Executive Officer

Mark R. Manley	Director and Secretary

Christopher Bricker	Director

Edward J. Farrell	Director, Senior Vice President and Controller and Chief Accounting Officer

Officers
Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Secretary/Clerk

Christopher C. Thompson	Senior Vice President and Chief Executive Officer

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Peter G. Callahan	Senior Vice President

Kevin T. Cannon	Senior Vice President

Nelson Kin Hung Chow	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Daniel Ennis	Senior Vice President

Bruce Garratt	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Scott Hutton	Senior Vice President

Ajai M. Kaul	Senior Vice President

Jonathan M. Liang	Senior Vice President

Karen (Yeow Ping) Lim	Senior Vice President

James M. Liptrot	Senior Vice President and Assistant Controller

Craig Lombardi	Senior Vice President

William Marsalise	Senior Vice President

Thomas Monnerat	Senior Vice President

Brendan Murray	Senior Vice President

Joanna D. Murray	Senior Vice President

Daniel A. Notto	Senior Vice President, Counsel and Assistant Secretary

John J. O’Connor	Senior Vice President

Suchet Padhye (Pandurang)	Senior Vice President

Guy Prochilo	Senior Vice President

John D. Prosperi	Senior Vice President

Kevin Rosenfeld	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

John P. Schmidt	Senior Vice President

Elizabeth M. Smith	Senior Vice President

Peter J. Szabo	Senior Vice President

Joseph T. Tocyloski	Senior Vice President

Christian G. Wilson	Senior Vice President

Derek Yung	Senior Vice President

Eric Anderson	Vice President

Jang Joong Kim	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Constantin L. Andreae	Vice President

Corey S. Beckerman	Vice President

DeAnna D. Beedy	Vice President

Christopher M. Berenbroick	Vice President

Chris Boeker	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Richard A. Brink	Vice President

Friederike Brink	Vice President

James M. Broderick	Vice President

Shaun D. Bromley	Vice President

Michael A. Capella	Vice President

Tso Hsiang Chang	Vice President

Christopher J. Carrelha	Vice President

Mikhail Cheskis	Vice President

Peter T. Collins	Vice President

Joseph (Don) Connell	Vice President

Dwight P. Cornell	Vice President

Nora Connerty	Vice President

Jose Cosio	Vice President

Massimo Dalla Vedova	Vice President

Francesca Dattola	Vice President

Kevin M. Dausch	Vice President

Frank de Wit	Vice President

Edward De Marino	Vice President

Christine M. Dehil	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President

Barbara Anne Donovan	Vice President

Sarah Entzeroth	Vice President

Gregory M. Erwinski	Vice President

Michael J. Ferraro	Vice President

Susan A. Flanagan	Vice President

Carey Fortham	Vice President

Robert K. Forrester	Vice President

Eric C. Freed	Vice President and Counsel	Assistant Secretary/Assistant Clerk

Yuko Funato	Vice President

Kimberly A. Collins Gorab	Vice President	N/C

Joseph Haag	Vice President

Kenneth Handler	Vice President

Brian P. Hanna	Vice President

Terry L. Harris	Vice President

Philippe Hemery	Vice President

Nancy E. Hay	Vice President and Counsel	Assistant Secretary/Assistant Clerk

Olivier Herson	Vice President

Alexander Hoffman	Vice President

Brian M. Horvath	Vice President

Eric S. Indovina	Vice President

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Gunnar Knierim	Vice President

Scott M. Krauthamer	Vice President

Thomas Kukla	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary/Assistant Clerk

Christopher J. Larkin	Vice President

Chang Hyun Lee	Vice President

Ginnie Li	Vice President

Albert Yen Po Lien	Vice President

Jim Lui (Chi-Hsiung)	Vice President

Darren L. Luckfield	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Osama Mari	Vice President

Russell B. Martin	Vice President

Rafael Mejias	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

Aimee K. Minora	Vice President

Benjamin Moore	Vice President

David Mitchell	Vice President

Paul S. Moyer	Vice President

Juan Mujica	Vice President

Jennifer A. Mulhall	Vice President

Masaru Nakabachi	Vice President

Robert D. Nelms	Vice President

Masaki Nishino	Vice President

Jamie A. Nieradka	Vice President

Alex E. Pady	Vice President

David D. Paich	Vice President

Kimchu Perrington	Vice President

Jared M. Piche	Vice President

Jeffrey Pietragallo	Vice President

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Lauryn A. Rivello	Vice President

Patricia A. Roberts	Vice President

Claudio Rondolini	Vice President

David Saslowsky	Vice President

Craig Schorr	Vice President

Richard A. Schwam	Vice President

Karen Sirett	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Peter Stiefel	Vice President

Sharon Su	Vice President

Atsuko Takeuchi	Vice President

Scott M. Tatum	Vice President

Ming (Ming Kai) Tung	Vice President

Louis L. Tousignant	Vice President

Christian B. Verlingo	Vice President

Wendy Weng	Vice President

Stephen M. Woetzel	Vice President	Controller/Assistant Controller

Chapman Tsan Man Wong	Vice President

Joanna Wong (Chun-Yen)	Vice President

Isabella (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Claudio Roberto Bello	Assistant Vice President

Roy C. Bentzen	Assistant Vice President

Daisy (Sze Kie) Chung	Assistant Vice President

Francesca Dattola	Assistant Vice President

Robert A. Fiorentino	Assistant Vice President

Gregory R. Handrahan	Assistant Vice President

Isabelle Husson	Assistant Vice President

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

Pablo Perez	Assistant Vice President

Tricia L. Psychas	Assistant Vice President

Chizu Soga	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

Miyako Taniguchi	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

William Wielgolewski	Assistant Vice President

Matthew J. Wrzesniewsky	Assistant Vice President

Colin T. Burke	Assistant Secretary

(c)-Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the 1940 Act are maintained at the offices of AllianceBernstein L.P., One North Lexington Avenue, White Plains, NY 10601 and 1345 Avenue of the Americas, New York, NY 10105, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171 or AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, the Fund’s Transfer Agents.

Item 34. Management Services-Not applicable.

Item 35. Undertakings-Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of January, 2016.

SANFORD C. BERNSTEIN FUND, INC.

By:	*
Seth Masters
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons, in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director
Seth Masters

*	Director
Suzanne Brenner

*	Director
Bart Friedman

*	Director
R. Jay Gerken

*	Director
William Kristol

*	Director
Debra Perry

*	Director
Donald K. Peterson

/s/ Joseph J. Mantineo	Treasurer and Chief Financial Officer	January 15, 2016
Joseph J. Mantineo

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ Nancy E. Hay	January 15, 2016
Nancy E. Hay, Attorney-in-Fact

EXHIBIT INDEX

(e)(2)(f)	Amendment to Distribution Services Agreement dated September 22, 2015 between the Fund and ABI.

(h)(1)(q)	Amendment No. 4 to the Transfer Agency Agreement dated September 22, 2015 between the Fund and ABIS.

(h)(4)	Form of Expense Limitation Undertaking by AllianceBernstein L.P.

(j)(1)	Consent of Independent Registered Public Accounting Firm.

(j)(2)	Consent of Counsel.

(n)(1)(a)	Amended and Restated Plan Pursuant to Rule 18f-3.

(i)(4)	Opinion of Counsel with respect to Class Z shares of AB International Portfolio, AB Tax-Managed International Portfolio and Emerging Markets Portfolio.